UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02679

Davis Series, Inc.
(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101
Tucson, Arizona  85706
(Address of principal executive offices)

Thomas D. Tays
Davis Selected Advisers, LP
2949 East Elvira Road, Suite 101
Tucson, Arizona  85706
(Name and address of agent for service)

Registrant's telephone number, including area code:  (520) 806-7600

Date of fiscal year end:	December 31
Date of reporting period:	December 31, 2003

ITEM 1.  REPORTS TO STOCKHOLDERS

ANNUAL REPORT



[DAVIS FUNDS LOGO OMITTED]
OVER 35 YEARS OF RELIABLE INVESTING(TM)







DECEMBER 31, 2003









DAVIS OPPORTUNITY FUND

DAVIS FINANCIAL FUND

DAVIS REAL ESTATE FUND

DAVIS APPRECIATION & INCOME FUND

DAVIS GOVERNMENT BOND FUND

DAVIS GOVERNMENT MONEY MARKET FUND



(part of Davis Series Inc.)

                                TABLE OF CONTENTS


Shareholder Letter...........................................................2

Management's Discussion and Analysis:
     Davis Opportunity Fund..................................................3
     Davis Financial Fund....................................................3
     Davis Real Estate Fund..................................................4
     Davis Appreciation & Income Fund........................................4
     Davis Government Bond Fund..............................................5

Fund Performance and Supplementary Information:
     Davis Opportunity Fund..................................................8
     Davis Financial Fund...................................................15
     Davis Appreciation & Income Fund.......................................21
     Davis Real Estate Fund.................................................28
     Davis Government Bond Fund.............................................34

Schedule of Investments:
     Davis Opportunity Fund.................................................38
     Davis Government Bond Fund.............................................42
     Davis Government Money Market Fund.....................................44
     Davis Financial Fund...................................................46
     Davis Appreciation & Income Fund.......................................48
     Davis Real Estate Fund.................................................52

Statements of Assets and Liabilities........................................55

Statements of Operations....................................................57

Statements of Changes in Net Assets.........................................58

Notes to Financial Statements...............................................60

Financial Highlights:
     Davis Opportunity Fund.................................................73
     Davis Government Bond Fund.............................................77
     Davis Government Money Market Fund.....................................81
     Davis Financial Fund...................................................82
     Davis Appreciation & Income Fund.......................................86
     Davis Real Estate Fund.................................................90

Independent Auditors' Report................................................94

Income Tax Information......................................................95

Directors and Officers......................................................96

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

Dear Fellow Shareholder,

As stewards of our customers' savings, the management team and Directors of the Davis Funds recognize the importance of candid, thorough and regular communication with our shareholders. In our annual and semi-annual reports, we include all of the required quantitative information, such as audited financial statements, detailed footnotes, performance reports, fund holdings and performance attribution. Also included is a list of positions opened and closed.

In addition we produce a semi-annual Research Report. In this report, we give a more qualitative perspective on fund performance, discuss our thoughts on individual holdings, and share our investment outlook. You may obtain a copy of the current Research Report either at our website, DavisFunds.com, or by calling 1-800-279-0279.


Sincerely,





/s/ Christopher C. Davis
------------------------
Christopher C. Davis
President


February 6, 2004

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================
MANAGEMENT'S DISCUSSION AND ANALYSIS

MARKET ENVIRONMENT

During the year-ended December 31, 2003, the stock market, as measured by the Standard & Poor's 500(R) Index(1), returned 28.69%. U.S. economic activity as measured by the gross domestic product trended down over the first six months of the year but improved sharply in the third quarter. Interest rates, as measured by the 10-year Treasury bond, declined steadily over the first six months and then rebounded sharply in the third quarter. Interest rates held steady in the fourth quarter. This combination provided a favorable background for stocks as they advanced strongly in the fourth quarter.

DAVIS OPPORTUNITY FUND

PERFORMANCE OVERVIEW

Davis Opportunity Fund's Class A shares delivered a total return on net asset value of 40.88% for the year ended December 31, 2003(2), compared with a return of 31.64% for the Wilshire 5000 Index.1 The Fund's investment strategy is to seek out companies with expanding earnings that can be purchased at value prices and held for the long-term. Under normal circumstances, the Fund invests the majority of its assets in equity securities issued by companies with market capitalizations less than $20 billion.

The Fund's largest sector weightings were in retailing, media and electronics. The Fund's holdings in each of the three sectors outperformed the Wilshire 5000 Index and contributed to the Fund's strong performance. The Fund's cash position reduced relative performance during the period.

The principal holdings contributing to performance were: Monster Worldwide(3), a media company and two electronic companies, Applied Materials and Agilent Technologies. Monster Worldwide increased by 86.19%, Applied Materials increased by 72.29% and Agilent Technologies increased by 62.81%. The Fund no longer owns Monster Worldwide.

The principal detractors from performance were: Duane Reade, a retailing company, Speedway Motorsports, a racetrack company and Metro Goldwyn Mayer, an entertainment company. Duane Reade decreased by 26.35%, Speedway Motorsports decreased by 15.24% and Metro Goldwyn Mayer decreased by 10.00%. The Fund no longer owns any of these three companies.

DAVIS FINANCIAL FUND

PERFORMANCE OVERVIEW

Davis Financial Fund's Class A shares delivered a total return on net asset value of 36.86% for the year ended December 31, 2003(2), compared with a return of 28.69% for the Standard & Poor's 500(R) Index.(1) The Fund's investment strategy is to seek out financial services companies with expanding earnings that can be purchased at value prices and held for the long-term.

The Fund's largest sector weightings were in financial services and property/casualty insurance. Both sectors outperformed the S&P 500(R) Index. The Fund's largest non-financial holdings were in diversified manufacturing and consumer products. Both of these sectors contributed to the Fund's overall performance by outperforming the S&P 500(R) Index.

The principal holdings contributing to performance were: American Express(3), a financial services company, Tyco International, a diversified manufacturing company and Julius Baer, an investment firm company. Over the one-year period American Express increased by 37.66%, Tyco International increased by 55.57% and Julius Baer increased by 58.27%.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================
MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

DAVIS FINANCIAL FUND - CONTINUED

Only two of the Fund's holdings declined in value: Principal Financial Group, a life insurance company, and State Street Corporation, a banks and savings & loan company. Principal Financial Group decreased by 8.07% and State Street Corporation decreased by 9.54%. The Fund no longer owns these two companies.

DAVIS REAL ESTATE FUND

PERFORMANCE OVERVIEW

Davis Real Estate Fund's Class A shares delivered a total return on net asset value of 37.52% for the year ended December 31, 2003(2), compared with a return of 37.08% for the Wilshire Real Estate Securities Index.(1) The Fund's investment strategy is to seek out real estate companies (principally REITs) with expanding earnings that can be purchased at value prices and held for the long-term.

The Fund's largest sector weightings were in office space REITs, apartment REITs and mall REITs. All three sector holdings contributed to the strong absolute performance, with average increases ranging from a low of 27.96% for apartment REITs to a high of 54.89% for mall REITs. However, only the mall REITs outperformed the Wilshire Real Estate Securities Index and contributed to relative performance. The Fund's cash position reduced relative performance during the period.

The principal holdings contributing to performance were: Chelsea Property Group3, an outlet center REIT, Centerpoint Properties, an industrial REIT and Developers Diversified, a shopping center REIT. Over the one-year period Chelsea Property Group increased by 72.72%, Centerpoint Properties increased by 36.34% and Developers Diversified increased by 62.06%.

None of the Fund's holdings declined in value over the full year. The holdings which provided the least contribution to the Fund's return were two apartment REITs, Equity Residential and Apartment Investment & Management Pfd., and iStar Financial, a financial services REIT. The Fund no longer owns Apartment Investment & Management Pfd.

DAVIS APPRECIATION & INCOME FUND (FORMERLY DAVIS CONVERTIBLE SECURITIES FUND)

PERFORMANCE OVERVIEW

Davis Appreciation & Income Fund's Class A shares delivered a total return on net asset value of 26.94% for the year ended December 31, 2003(2), compared with a return of 28.69% for the Standard & Poor's 500(R) Index.(1) The Fund's investment strategy is to attempt to use stocks, bonds and convertible securities to structure a portfolio which will participate in at least 80% of the increase in the S&P 500(R) Index during market increases and not decline by more than 50% of the decrease in the S&P 500(R) Index during market declines. There can be no assurance that the Fund will actually perform in line with our strategy. There can be no assurance that securities the Fund purchases will increase in value when the S&P 500(R) Index increases in value, or that they will provide downside protection when the S&P 500(R) Index declines in value.

The Fund participated in approximately 94% of the increase of the S&P 500(R) Index, comfortably exceeding the Fund's 80% benchmark. The Fund's common and preferred stock holdings did very well, out-performing the S&P 500(R) Index by a significant margin. The Fund only held a small portion of its assets in non-convertible bonds, and the Fund's convertible bonds participated strongly in the rising market. The Fund's cash position reduced relative performance during the period.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================
MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

DAVIS APPRECIATION & INCOME FUND (FORMERLY DAVIS CONVERTIBLE SECURITIES FUND)
- CONTINUED

The Fund's largest sector weightings were in financial services, energy and office/industrial REITs. Each of these sectors earned strong absolute returns, participating in the majority of the market's appreciation, but underperformed the S&P 500(R) Index.

The principal holdings contributing to performance were: AES Conv. Pfd.(3), a utilities company, General Growth Properties Conv. Pfd., a mall REIT, and United Rentals Conv. Pfd., an automobile and equipment rental company. Over the one-year period AES Conv. Pfd. increased by 227.23% and United Rentals Conv. Pfd. increased by 65.18%. Prior to being converted into common stock, General Growth Properties Conv. Pfd. increased by 33.30%.

The principal detractors from performance were: Waste Connections Conv. Bond, a waste management company and AutoZone, a retailing company. Over the one year period, Waste Connections decreased by 9.70%. AutoZone decreased by 6.71% since being purchased into the fund.

DAVIS GOVERNMENT BOND FUND

PERFORMANCE OVERVIEW

Davis Government Bond Fund's Class A shares delivered a total return on net asset value of 0.10% for the year ended December 31, 2003(2), compared with a return of 2.11% for the Lehman Brothers Intermediate Term U.S. Treasury Securities Index.(1) The Fund's investment strategy, under normal circumstances, is to invest exclusively in U.S. Government Securities and repurchase agreements collateralized by U.S. Government Securities.

The Fund's largest sector weighting was in mortgaged-backed securities, with lesser investments in agency bonds and direct treasury bonds. This large commitment to mortgage-backed securities benefited the Fund's relative performance as mortgaged-backed securities outperformed both the agency bond market and direct treasury bond market; but it was not enough to make up for the Fund's relative underperformance in treasury bonds.
-------------------------------------

This Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Davis Series prospectus, which contains more information about investment strategies, risks, charges and expenses. Please read the prospectus carefully before investing or sending money.

Davis Opportunity Fund's investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. The primary risks of an investment in Davis Opportunity Fund are: (1) market risk, (2) company risk, (3) small and medium capitalization risk, (4) headline risk and
(5) selection risk. See the prospectus for a full description of each risk.

Davis Financial Fund's investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. The primary risks of an investment in Davis Financial Fund are: (1) market risk, (2) company risk, (3) headline risk, (4) selection risk and (5) concentrated financial services portfolio risk. See the prospectus for a full description of each risk.

Davis Financial Fund concentrates its investments in the financial sector, and it may be subject to greater risks than a fund that does not concentrate its investments in a particular sector. The Fund's investment performance, both good and bad, is expected to reflect the economic performance of the financial sector more than a fund that does not concentrate its portfolio.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================
MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

Davis Real Estate Fund's investment objective is total return through a combination of growth and income. There can be no assurance that the Fund will achieve its objective. The primary risks of an investment in Davis Real Estate Fund are: (1) market risk, (2) company risk, (3) small and medium capitalization risk, (4) headline risk, (5) selection risk, (6) focused portfolio risk and (7) concentrated real estate portfolio risk. See the prospectus for a full description of each risk.

Davis Real Estate Fund concentrates its investments in the real estate sector, and it may be subject to greater risks than a fund that does not concentrate its investments in a particular sector. The Fund's investment performance, both good and bad, is expected to reflect the economic performance of the real estate sector much more than a fund that does not concentrate its portfolio.

Davis Real Estate Fund is allowed under its charter to focus its investments in fewer companies, and it may be subject to greater risks than a more diversified fund that is not allowed to focus its investments in a few companies. Should the portfolio manager determine that it is prudent to focus the Fund's portfolio in a few companies, the Fund's investment performance, both good and bad, is expected to reflect the economic performance of its more focused portfolio.

Davis Appreciation & Income Fund's investment objective is total return through a combination of growth and income. There can be no assurance that the Fund will achieve its objective. The primary risks of an investment in Davis Appreciation & Income Fund are: equity risks, including (1) market risk, (2) company risk,
(3) small and medium capitalization risk, (4) headline risk and (5) selection risk; and debt risks, including (1) interest rate sensitivity, (2) changes in debt rating and (3) credit risk, including debt rated less than investment grade. See the prospectus for a full description of each risk.

Davis Government Bond Fund's investment objective is current income. There can be no assurance that the Fund will achieve its objective. The primary risks of an investment in Davis Government Bond Fund is interest rate risk, consisting of both: (1) price volatility risk, (2) extension and prepayment risk and (3) credit risk. See the prospectus for a full description of each risk.

(1) The definitions of indices quoted in this report appear below. Investments cannot be made directly in the indices.

I. The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

II. The Wilshire 5000 Index measures the performance of all U.S. headquartered equity securities with readily available price data. Over 6,500 capitalization weighted security returns are used to adjust the index. The Wilshire 5000 is a broad measure of the entire U.S. stock market.

III. The Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs). The index is capitalization-weighted. The beginning date was January 1, 1978, and the index is rebalanced monthly and returns are calculated on a buy and hold basis.

IV. The Lehman Brothers Intermediate Term U.S. Treasury Securities Index is a recognized unmanaged index of U.S. Government Securities performance.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================
MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

(2) Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased. The following table lists the average annual total returns for Class A shares for the periods ended December 31, 2003. Returns for other classes of shares will vary from the following returns.

(without a 4.75% sales charge taken into consideration)

-------------------------------------------------------------------------------------
FUND NAME                        1 YEAR   5 YEARS     10 YEARS        INCEPTION
-------------------------------------------------------------------------------------
Davis Opportunity*               40.88%    10.41%        N/A       15.25% - 12/01/94
-------------------------------------------------------------------------------------
Davis Financial                  36.86%     5.71%       15.20%     17.52% - 05/01/91
-------------------------------------------------------------------------------------
Davis Real Estate                37.52%    12.34%        N/A       12.69% - 01/03/94
-------------------------------------------------------------------------------------
Davis Appreciation & Income      26.94%     5.34%        9.63%     10.83% - 05/01/92
-------------------------------------------------------------------------------------
Davis Government Bond             0.10%     4.15%        N/A        5.51% - 12/01/94
-------------------------------------------------------------------------------------

(with a 4.75% sales charge taken into consideration)

-------------------------------------------------------------------------------------
FUND NAME                        1 YEAR     5 YEARS    10 YEARS       INCEPTION
-------------------------------------------------------------------------------------
Davis Opportunity*                34.23%     9.34%       N/A       14.63% - 12/01/94
-------------------------------------------------------------------------------------
Davis Financial                   30.37%     4.69%      14.64%     17.07% - 05/01/91
-------------------------------------------------------------------------------------
Davis Real Estate                 30.96%    11.25%       N/A       12.14% - 01/03/94
-------------------------------------------------------------------------------------
Davis Appreciation & Income       20.93%     4.32%      9.10%      10.37% - 05/01/92
-------------------------------------------------------------------------------------
Davis Government Bond             (4.72)%    3.15%       N/A        4.95% - 12/01/94
-------------------------------------------------------------------------------------

Fund performance changes over time and current performance may be higher or lower than stated. For more current information please call Davis Funds Shareholder Services at 1-800-279-0279.

* In 1999 and 2000 the Davis Opportunity Fund made favorable investments in initial public offerings (IPOs), which improved short-term performance. These markets were unusual and such performance may not continue in the future.

(3) This Management Discussion & Analysis discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. The schedule of investments lists each Fund's holdings of each company discussed.

Shares of the Davis Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

DAVIS SERIES, INC.
DAVIS OPPORTUNITY FUND
PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2003

================================================================================



                                [GRAPHIC OMITTED]




                     PORTFOLIO MAKEUP (% OF FUND NET ASSETS)
                     ---------------------------------------
Common Stocks ........................................................ 89.8%
Short Term Investments, Other Assets & Liabilities ................... 10.2%


                     SECTOR WEIGHTINGS (% OF STOCK HOLDINGS)
                     ---------------------------------------

Technology ..........................................................  5.9%
Electronics .........................................................  9.9%
Food/Beverage & Restaurant ..........................................  4.1%
Retailing ........................................................... 12.0%
Chemicals ...........................................................  3.2%
Energy ..............................................................  6.7%
Distributors ........................................................  5.0%
Other ...............................................................  4.9%
Media ...............................................................  8.4%
Diversified .........................................................  7.1%
Pharmaceutical and Health Care ......................................  3.8%
Consumer Products ...................................................  2.9%
Telecommunications ..................................................  5.9%
Insurance ...........................................................  7.6%
Information/Information Processing ..................................  5.0%
Financial Services/Banking ..........................................  7.6%


                                                                                                     % OF FUND
TOP 10 HOLDINGS                                SECTOR                                               NET ASSETS
--------------------------------------------------------------------------------------------------------------
AutoNation, Inc.                               Retailing                                                 4.36%
AutoZone, Inc.                                 Retailing                                                 3.93%
Lagardere S.C.A.                               Media                                                     3.81%
Groupe Bruxelles Lambert S.A.                  Diversified                                               3.72%
Agilent Technologies, Inc.                     Electronics                                               3.33%
Golden West Financial Corp.                    Banks and Savings & Loan Associations                     3.07%
Sigma-Aldrich Corp.                            Chemicals                                                 2.90%
Reynolds & Reynolds Co., Class A               Information/Information Processing                        2.87%
Tyco International Ltd.                        Diversified Manufacturing                                 2.66%
Altria Group, Inc.                             Consumer Products                                         2.64%

DAVIS SERIES, INC.
DAVIS OPPORTUNITY FUND
PORTFOLIO ACTIVITY JANUARY 1, 2003 THROUGH DECEMBER 31, 2003

================================================================================
NEW POSITIONS ADDED (1/1/03-12/31/03)
(Highlighted positions are those greater than 1.50% of 12/31/03 total net assets)

                                                                                DATE OF 1ST    % OF 12/31/03
SECURITY                                       SECTOR                           PURCHASE      FUND NET ASSETS
-------------------------------------------------------------------------------------------------------------
Altria Group, Inc.                             Consumer Products                05/12/03               2.64%
AmerisourceBergen Corp.                        Pharmaceutical and Health Care   08/28/03               1.55%
-------------------------------------------------------------------------------------------------------------
Automatic Data Processing, Inc.                Information/Information
                                                  Processing                    06/02/03               0.76%
-------------------------------------------------------------------------------------------------------------
AutoNation, Inc.                               Retailing                        04/21/03               4.36%
AutoZone, Inc.                                 Retailing                        01/28/03               3.93%
Berkshire Hathaway Inc., Class A               Property/Casualty Insurance      03/28/03               1.72%
-------------------------------------------------------------------------------------------------------------
Commerce Bancorp, Inc.                         Banks and Savings & Loan
                                                  Associations                  07/22/03               0.92%
Compal Electronics, Inc.                       Technology                       06/17/03               0.63%
Electrolux AB, Series B                        Manufacturing                    07/30/03               0.76%
Garmin Ltd.                                    Electronics                      07/30/03               1.49%
Heineken Holding NV, Class A                   Food/Beverage & Restaurant       07/08/03               0.95%
-------------------------------------------------------------------------------------------------------------
Hughes Supply, Inc.                            Distributors                     08/26/03               2.12%
-------------------------------------------------------------------------------------------------------------
McDonald's Corp.                               Food/Beverage & Restaurant       03/19/03               1.26%
-------------------------------------------------------------------------------------------------------------
Nokia Oyj                                      Telecommunications               10/01/03               1.73%
-------------------------------------------------------------------------------------------------------------
Nokia Oyj, ADR                                 Telecommunications               09/30/03               0.87%
Papa John's International, Inc.                Food/Beverage & Restaurant       06/06/03               0.86%
PetroChina Co. Ltd., ADR                       Energy                           04/29/03               1.49%
-------------------------------------------------------------------------------------------------------------
Reynolds & Reynolds Co., Class A               Information/Information
                                                  Processing                    11/21/03               2.87%
Sempra Energy                                  Energy                           12/19/03               1.91%
-------------------------------------------------------------------------------------------------------------
Takefuji Corp.                                 Financial Services               08/21/03               0.46%

DAVIS SERIES, INC.
DAVIS OPPORTUNITY FUND
PORTFOLIO ACTIVITY JANUARY 1, 2003 THROUGH DECEMBER 31, 2003

================================================================================
POSITIONS CLOSED (1/1/03-12/31/03)
(Gains and losses greater than $1,000,000 are highlighted)

                                                                                DATE OF FINAL
SECURITY                                       SECTOR                           SALE             GAIN/(LOSS)
------------------------------------------------------------------------------------------------------------
Advent Software, Inc.                          Technology                       10/29/03        $   (342,051)
American Standard Cos. Inc.                    Building Materials               04/03/03              81,285
Apple Computer, Inc.                           Technology                       01/30/03            (196,360)
------------------------------------------------------------------------------------------------------------
Duane Reade Inc.                               Retailing                        03/05/03          (4,404,891)
------------------------------------------------------------------------------------------------------------
EOG Resources, Inc.                            Energy                           08/26/03             225,261
HSBC Holdings PLC                              Banks and Savings & Loan
                                                     Associations               12/22/03             107,093
IDT Corp.                                      Telecommunications               06/04/03             121,775
IDT Corp., Class B                             Telecommunications               12/11/03             461,221
International Speedway Corp., Class A          Race Tracks                      02/03/03              61,450
------------------------------------------------------------------------------------------------------------
Janus Capital Group Inc.                       Investment Firms                 05/27/03          (5,292,212)
------------------------------------------------------------------------------------------------------------
LIN TV Corp., Class A                          Media                            09/16/03              35,774
LogicVision, Inc.                              Electronics                      10/29/03            (612,630)
------------------------------------------------------------------------------------------------------------
Metro-Goldwyn-Mayer Inc.                       Entertainment                    05/15/03          (1,656,360)
------------------------------------------------------------------------------------------------------------
Molex Inc.                                     Electronics                      10/29/03             246,624
------------------------------------------------------------------------------------------------------------
Monster Worldwide, Inc.                        Media                            06/27/03           7,210,784
Pfizer Inc.                                    Pharmaceutical and Health Care   06/17/03           1,926,840
------------------------------------------------------------------------------------------------------------
Rockwell Automation, Inc.                      Industrial                       04/29/03             284,741
------------------------------------------------------------------------------------------------------------
SAP AG, ADR                                    Technology                       10/29/03           3,841,079
------------------------------------------------------------------------------------------------------------
Speedway Motorsports, Inc.                     Race Tracks                      02/20/03               6,111
------------------------------------------------------------------------------------------------------------
Symantec Corp.                                 Technology                       10/29/03           3,758,160
Tellabs, Inc.                                  Telecommunications               06/03/03          (3,514,442)
Wm. Wrigley Jr. Co.                            Consumer Products                05/29/03           1,445,730
------------------------------------------------------------------------------------------------------------

DAVIS SERIES, INC.
DAVIS OPPORTUNITY FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS OPPORTUNITY FUND CLASS A SHARES, STANDARD & POOR'S 500 STOCK INDEX AND WILSHIRE 5000 STOCK INDEX

================================================================================
  Average Annual Total Return for the Periods ended December 31, 2003.

 -----------------------------------------------------------------------------
 CLASS A SHARES
 (This calculation includes an initial sales charge of 4 3/4%.)

 One Year ...................................................34.23%
 Five Year....................................................9.34%
 Life of Class (December 1, 1994 through December 31, 2003)..14.63%
 -----------------------------------------------------------------------------


$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class A shares of Davis Opportunity Fund ("DOF-A") on December 1, 1994 (inception of class) and paid a 4 3/4% sales charge. As the chart shows, by December 31, 2003 the value of your investment would have grown to $34,560 - a 245.60% increase on your initial investment. For comparison, look at how the Standard & Poor's 500 Stock Index and the Wilshire 5000 Stock Index did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $29,002 - a 190.02% increase for the Standard & Poor's 500 Stock Index and $28,028 - a 180.28% increase for the Wilshire 5000 Stock Index.


                               [GRAPHIC OMITTED]

                S & P 500         Wilshire 5000          DOF-A
       12/01/94            $10,000             $10,000            $9,523
       12/31/94            $10,305             $10,240            $9,259
       12/31/95            $14,164             $13,972           $13,578
       12/31/96            $17,407             $16,936           $16,121
       12/31/97            $23,206             $22,235           $20,587
       12/31/98            $29,825             $27,445           $21,064
       12/31/99            $36,092             $33,911           $27,689
       12/31/00            $32,805             $30,218           $30,871
       12/31/01            $28,923             $26,903           $28,381
       12/31/02            $22,546             $21,291           $24,532
       12/31/03            $29,002             $28,028           $34,560


The Standard & Poor's 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

The Wilshire 5000 Stock Index measures the performance of all U.S. headquartered equity securities with readily available price data. Over 6,500 capitalization weighted security returns are used to adjust the index. The Wilshire 5000 is a broad measure of the entire U.S. stock market.

The performance data for Davis Opportunity Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

In 1999 and 2000 the Davis Opportunity Fund made favorable investments in initial public offerings (IPOs), which improved short-term performance. These markets were unusual and such performance may not continue in the future.

DAVIS SERIES, INC.
DAVIS OPPORTUNITY FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS OPPORTUNITY FUND CLASS B SHARES, STANDARD & POOR'S 500 STOCK INDEX AND WILSHIRE 5000 STOCK INDEX

================================================================================
  Average Annual Total Return for the Periods ended December 31, 2003.

 -----------------------------------------------------------------------------
 CLASS B SHARES
  (This calculation includes any applicable contingent deferred sales charge.)

 One Year ...............................  35.86%
 Five Year................................  9.28%
 Ten Years................................ 12.29%
 -----------------------------------------------------------------------------


$10,000 INVESTED OVER TEN YEARS. Let's say you invested $10,000 in Davis Series, Inc., Class B shares of Davis Opportunity Fund ("DOF-B") on December 31, 1993. As the chart shows, by December 31, 2003 the value of your investment would have grown to $31,872 - a 218.72% increase on your initial investment. For comparison, look at how the Standard & Poor's 500 Stock Index and the Wilshire 5000 Stock Index did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $28,526 - a 185.26% increase for the Standard & Poor's 500 Stock Index and $27,354 - a 173.54% increase for the Wilshire 5000 Stock Index.


                               [GRAPHIC OMITTED]

                S & P 500         Wilshire 5000          DOF-B
       12/31/93            $10,000             $10,000           $10,000
       12/31/94            $10,136              $9,994            $9,158
       12/31/95            $13,931             $13,637           $13,320
       12/31/96            $17,121             $16,529           $15,699
       12/31/97            $22,825             $21,701           $19,910
       12/31/98            $29,335             $26,786           $20,230
       12/31/99            $35,500             $33,096           $26,385
       12/31/00            $32,266             $29,492           $29,173
       12/31/01            $28,448             $26,257           $26,572
       12/31/02            $22,176             $20,780           $22,788
       12/31/03            $28,526             $27,354           $31,872


The Standard & Poor's 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

The Wilshire 5000 Stock Index measures the performance of all U.S. headquartered equity securities with readily available price data. Over 6,500 capitalization weighted security returns are used to adjust the index. The Wilshire 5000 is a broad measure of the entire U.S. stock market.

The performance data for Davis Opportunity Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

In 1999 and 2000 the Davis Opportunity Fund made favorable investments in initial public offerings (IPOs), which improved short-term performance. These markets were unusual and such performance may not continue in the future.

DAVIS SERIES, INC.
DAVIS OPPORTUNITY FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS OPPORTUNITY FUND CLASS C SHARES, STANDARD & POOR'S 500 STOCK INDEX AND WILSHIRE 5000 STOCK INDEX

================================================================================
  Average Annual Total Return for the Periods ended December 31, 2003.

 -----------------------------------------------------------------------------
 CLASS C SHARES
 (This calculation includes any applicable contingent deferred sales charge.)

 One Year ..................................................38.87%
 Five Year ................................................. 9.47%
 Life of Class (August 15, 1997 through December 31, 2003).. 6.61%
 -----------------------------------------------------------------------------


$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class C shares of Davis Opportunity Fund ("DOF-C") on August 15, 1997 (inception of class). As the chart shows, by December 31, 2003 the value of your investment would have grown to $15,048 - a 50.48% increase on your initial investment. For comparison, look at how the Standard & Poor's 500 Stock Index and the Wilshire 5000 Stock Index did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $13,576 - a 35.76% increase for the Standard & Poor's 500 Stock Index and $13,651 - a 36.51% increase for the Wilshire 5000 Stock Index.


                               [GRAPHIC OMITTED]

                S & P 500         Wilshire 5000          DOF-C
       08/15/97            $10,000             $10,000           $10,000
       12/31/97            $10,863             $10,860            $9,434
       12/31/98            $13,961             $13,367            $9,574
       12/31/99            $16,895             $16,517           $12,477
       12/31/00            $15,356             $14,718           $13,778
       12/31/01            $13,539             $13,104           $12,552
       12/31/02            $10,554             $10,370           $10,759
       12/31/03            $13,576             $13,651           $15,048


The Standard & Poor's 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

The Wilshire 5000 Stock Index measures the performance of all U.S. headquartered equity securities with readily available price data. Over 6,500 capitalization weighted security returns are used to adjust the index. The Wilshire 5000 is a broad measure of the entire U.S. stock market.

The performance data for Davis Opportunity Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

In 1999 and 2000 the Davis Opportunity Fund made favorable investments in initial public offerings (IPOs), which improved short-term performance. These markets were unusual and such performance may not continue in the future.

DAVIS SERIES, INC.
DAVIS OPPORTUNITY FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS OPPORTUNITY FUND CLASS Y SHARES, STANDARD & POOR'S 500 STOCK INDEX AND WILSHIRE 5000 STOCK INDEX

================================================================================
  Average Annual Total Return for the Periods ended December 31, 2003.

 -----------------------------------------------------------------------------
 CLASS Y SHARES
 (There is no sales charge applicable to this calculation.)

 One Year .................................................... 41.42%
 Five Year ................................................... 10.81%
 Life of Class (September 18, 1997 through December 31, 2003).. 6.88%
 -----------------------------------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class Y shares of Davis Opportunity Fund ("DOF-Y") on September 18, 1997 (inception of class). As the chart shows, by December 31, 2003 the value of your investment would have grown to $15,196 - a 51.96% increase on your initial investment. For comparison, look at how the Standard & Poor's 500 Stock Index and the Wilshire 5000 Stock Index did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $12,910 - a 29.10% increase for the Standard & Poor's 500 Stock Index and $12,871 - a 28.71% increase for the Wilshire 5000 Stock Index.


                               [GRAPHIC OMITTED]

                S & P 500         Wilshire 5000          DOF-Y
       09/18/97            $10,000             $10,000           $10,000
       12/31/97            $10,330             $10,211            $8,902
       12/31/98            $13,276             $12,603            $9,096
       12/31/99            $16,066             $15,573           $12,021
       12/31/00            $14,603             $13,877           $13,443
       12/31/01            $12,875             $12,355           $12,393
       12/31/02            $10,036              $9,777           $10,745
       12/31/03            $12,910             $12,871           $15,196


The Standard & Poor's 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

The Wilshire 5000 Stock Index measures the performance of all U.S. headquartered equity securities with readily available price data. Over 6,500 capitalization weighted security returns are used to adjust the index. The Wilshire 5000 is a broad measure of the entire U.S. stock market.

The performance data for Davis Opportunity Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

In 1999 and 2000 the Davis Opportunity Fund made favorable investments in initial public offerings (IPOs), which improved short-term performance. These markets were unusual and such performance may not continue in the future.

DAVIS SERIES, INC.
DAVIS  FINANCIAL FUND
PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2003

================================================================================


                                [GRAPHIC OMITTED]



                    PORTFOLIO MAKEUP (% OF FUND NET ASSETS)
                    ---------------------------------------

Other Assets & Liabilities .............................................  (0.8)%
Common Stocks .......................................................... 100.8%


                    SECTOR WEIGHTINGS (% OF STOCK HOLDINGS)
                    ---------------------------------------
Diversified Manufacturing ..............................................   7.1%
Banking ................................................................  12.1%
Insurance ..............................................................  35.3%
Industrial .............................................................   2.6%
Business Services ......................................................   4.6%
Financial Services .....................................................  33.2%
Consumer Products ......................................................   5.1%


                                                                                                     % OF FUND
TOP 10 HOLDINGS                                SECTOR                                               NET ASSETS
--------------------------------------------------------------------------------------------------------------
American Express Co.                           Financial Services                                      9.79%
Transatlantic Holdings, Inc.                   Reinsurance                                             9.62%
Tyco International Ltd.                        Diversified Manufacturing                               7.18%
Citigroup Inc.                                 Financial Services                                      6.26%
Julius Baer Holding, Ltd. AG                   Investment Firms                                        6.01%
Golden West Financial Corp.                    Banks and Savings & Loan Associations                   5.41%
Berkshire Hathaway Inc., Class A               Property/Casualty Insurance                             5.24%
Altria Group, Inc.                             Consumer Products                                       5.16%
American International Group, Inc.             Multi-Line Insurance                                    5.02%
D&B Corp.                                      Business Services                                       4.67%

DAVIS SERIES, INC.
DAVIS FINANCIAL FUND
PORTFOLIO ACTIVITY JANUARY 1, 2003 THROUGH DECEMBER 31, 2003

================================================================================
NEW POSITIONS ADDED (1/1/03-12/31/03)

(Highlighted positions are those greater than 2.50% of 12/31/03 total net assets)

                                                                                DATE OF 1ST     % OF 12/31/03
SECURITY                                       SECTOR                           PURCHASE      FUND NET ASSETS
-------------------------------------------------------------------------------------------------------------
China Life Insurance Co., Ltd., ADR            Life Insurance                   12/12/03               0.72%
-------------------------------------------------------------------------------------------------------------
Commerce Bancorp, Inc.                         Banks and Savings & Loan
                                                  Associations                  07/17/03               3.31%
-------------------------------------------------------------------------------------------------------------
H&R Block, Inc.                                Financial Services               06/18/03               2.28%
-------------------------------------------------------------------------------------------------------------
Progressive Corp. (Ohio)                       Property/Casualty Insurance      01/23/03               2.71%
-------------------------------------------------------------------------------------------------------------


POSITIONS CLOSED (1/1/03-12/31/03)
(Gains and losses greater than $6,000,000 are highlighted)

                                                                                DATE OF FINAL
SECURITY                                       SECTOR                           SALE              GAIN/(LOSS)
-------------------------------------------------------------------------------------------------------------
HSBC Holdings PLC                              Banks and Savings & Loan
                                                  Associations                  07/09/03        $  (5,892,106)
Lloyds TSB Group PLC                           Banks and Savings & Loan
                                                  Associations                  11/25/03              672,198
-------------------------------------------------------------------------------------------------------------
Principal Financial Group, Inc.                Life Insurance                   02/21/03           10,594,014
-------------------------------------------------------------------------------------------------------------
State Street Corp.                             Banks and Savings & Loan
                                                  Associations                  03/12/03            2,510,437
-------------------------------------------------------------------------------------------------------------
Sun Life Financial Inc.                        Life Insurance                   02/18/03            9,816,642
-------------------------------------------------------------------------------------------------------------

DAVIS SERIES, INC.
DAVIS FINANCIAL FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS FINANCIAL FUND CLASS A SHARES AND STANDARD & POOR'S 500 STOCK INDEX

================================================================================
  Average Annual Total Return for the Periods ended December 31, 2003.

 -----------------------------------------------------------------
 CLASS A SHARES
 (This calculation includes an initial sales charge of 4 3/4%.)

 One Year ...............................  30.37%
 Five Year................................  4.69%
 Ten Year................................. 14.64%
 -----------------------------------------------------------------


$10,000 INVESTED OVER TEN YEARS. Let's say you invested $10,000 in Davis Series, Inc., Class A shares of Davis Financial Fund ("DFF-A") on December 31, 1993 and paid a 4 3/4% sales charge. As the chart shows, by December 31, 2003 the value of your investment would have grown to $39,191 - a 291.91% increase on your initial investment. For comparison, look at how the Standard & Poor's 500 Stock Index did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $28,526 - a 185.26% increase.


                               [GRAPHIC OMITTED]

                         S & P 500            DFF-A
                12/31/93            $10,000              $9,524
                12/31/94            $10,136              $9,090
                12/31/95            $13,931             $13,682
                12/31/96            $17,121             $17,991
                12/31/97            $22,825             $26,003
                12/31/98            $29,335             $29,688
                12/31/99            $35,500             $29,435
                12/31/00            $32,266             $38,901
                12/31/01            $28,448             $35,343
                12/31/02            $22,176             $28,635
                12/31/03            $28,526             $39,191


The Standard & Poor's 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

The performance data for Davis Financial Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS FINANCIAL FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS FINANCIAL FUND CLASS B SHARES AND STANDARD & POOR'S 500 STOCK INDEX

================================================================================
  Average Annual Total Return for the Periods ended December 31, 2003.

 ---------------------------------------------------------------------
 CLASS B SHARES
 (This calculation includes any applicable contingent deferred sales charge.)

 One Year .....................................................31.74%
 Five Year .................................................... 4.47%
 Life of Class (December 27, 1994 through December 31, 2003).. 16.45%
 ---------------------------------------------------------------------


$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class B shares of Davis Financial Fund ("DFF-B") on December 27, 1994 (inception of class). As the chart shows, by December 31, 2003 the value of your investment would have grown to $39,446 - a 294.46% increase on your initial investment. For comparison, look at how the Standard & Poor's 500 Stock Index did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $28,152 - a 181.52% increase.


                               [GRAPHIC OMITTED]

                         S & P 500            DFF-B
                12/27/94            $10,000             $10,000
                12/31/94            $10,003              $9,910
                12/31/95            $13,749             $14,766
                12/31/96            $16,897             $19,238
                12/31/97            $22,526             $27,559
                12/31/98            $28,951             $31,199
                12/31/99            $35,035             $30,667
                12/31/00            $31,844             $40,172
                12/31/01            $28,075             $36,184
                12/31/02            $21,886             $29,060
                12/31/03            $28,152             $39,446


The Standard & Poor's 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

The performance data for Davis Financial Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS FINANCIAL FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS FINANCIAL FUND CLASS C SHARES AND STANDARD & POOR'S 500 STOCK INDEX

================================================================================
  Average Annual Total Return for the Periods ended December 31, 2003.

 ---------------------------------------------------------------------
 CLASS C SHARES
 (This calculation includes any applicable contingent deferred sales charge.)

 One Year .................................................. 34.69%
 Five Year .................................................. 4.81%
 Life of Class (August 12, 1997 through December 31, 2003)... 7.29%
 ---------------------------------------------------------------------


$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class C shares of Davis Financial Fund ("DFF-C") on August 12, 1997 (inception of class). As the chart shows, by December 31, 2003 the value of your investment would have grown to $15,679 - a 56.79% increase on your initial investment. For comparison, look at how the Standard & Poor's 500 Stock Index did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $13,199 - a 31.99% increase.


                               [GRAPHIC OMITTED]

                         S & P 500            DFF-C
                08/12/97            $10,000             $10,000
                12/31/97            $10,562             $10,946
                12/31/98            $13,574             $12,397
                12/31/99            $16,426             $12,189
                12/31/00            $14,930             $15,972
                12/31/01            $13,163             $14,384
                12/31/02            $10,261             $11,555
                12/31/03            $13,199             $15,679


The Standard & Poor's 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

The performance data for Davis Financial Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS FINANCIAL FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS FINANCIAL FUND CLASS Y SHARES AND STANDARD & POOR'S 500 STOCK INDEX

================================================================================
 Average Annual Total Return for the Periods ended December 31, 2003.

 -----------------------------------------------------------------
 CLASS Y SHARES
 (There is no sales charge applicable to this calculation.)

 One Year ................................................ 37.15%
 Five Year ...............................................  5.91%
 Life of Class (March 10, 1997 through December 31, 2003)..10.42%
 -----------------------------------------------------------------


$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class Y shares of Davis Financial Fund ("DFF-Y") on March 10, 1997 (inception of class). As the chart shows, by December 31, 2003 the value of your investment would have grown to $19,644 - a 96.44% increase on your initial investment. For comparison, look at how the Standard & Poor's 500 Stock Index did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $15,168 - a 51.68% increase.


                               [GRAPHIC OMITTED]

                         S & P 500            DFF-Y
                03/10/97            $10,000             $10,000
                12/31/97            $12,137             $12,866
                12/31/98            $15,598             $14,741
                12/31/99            $18,876             $14,646
                12/31/00            $17,157             $19,394
                12/31/01            $15,127             $17,649
                12/31/02            $11,792             $14,323
                12/31/03            $15,168             $19,644


The Standard & Poor's 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

The performance data for Davis Financial Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS APPRECIATION & INCOME FUND
PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2003

================================================================================


[GRAPHIC OMITTED]


               PORTFOLIO MAKEUP (% OF FUND NET ASSETS)
               ---------------------------------------

Short Term Investments, Other Assets & Liabilities .....................   7.8%
Common Stocks ..........................................................  25.4%
Convertible Bonds ......................................................  49.0%
Corporate Bonds ........................................................   1.4%
Convertible Preferred Stocks ...........................................  16.4%


                  SECTOR WEIGHTINGS (% OF LONG TERM PORTFOLIO)
                  --------------------------------------------

Electronics ............................................................  7.2%
Energy ................................................................. 10.3%
Waste Management .......................................................  3.8%
Telecommunications .....................................................  2.3%
Industrial .............................................................  4.4%
Financial Services ..................................................... 16.1%
Pharmaceutical and Health Care .........................................  3.7%
Real Estate ............................................................ 20.3%
Rental Auto/Equipment ..................................................  3.4%
Education ..............................................................  3.5%
Retailing ..............................................................  7.0%
Building Materials .....................................................  3.3%
Insurance ..............................................................  4.7%
Other .................................................................. 10.0%


                                                                                                     % OF FUND
TOP 10 HOLDINGS                                                       SECTOR                        NET ASSETS
--------------------------------------------------------------------------------------------------------------
Kerr-McGee Corp. (Convertible into Devon Energy),
        5.50%, 08/02/04, Conv. Pfd.                                   Energy                             5.57%
American Express Co., Ser. 144A Conv. Sr. Notes,
        1.85%/Zero Cpn., 12/01/33                                     Financial Services                 4.91%
SL Green Realty Corp.                                                 Office/Industrial (REITS)          4.25%
Sealed Air Corp., Ser. 144A Conv. Sr. Notes, 3.00%, 06/30/33          Industrial                         4.04%
Waste Connections, Inc., Conv. Sub. Notes, 5.50%, 04/15/06            Waste Management                   3.50%
International Rectifier Corp., Conv. Sub. Notes, 4.25%. 07/15/07      Electronics                        3.49%
School Specialty, Inc., Conv. Sub. Notes, 6.00%, 08/01/08             Education                          3.27%
United Rentals Trust I, 6.50%, 08/01/28, Conv. Pfd.                   Rental Auto/Equipment              3.15%
AES Trust III, 6.75%, 10/15/29, Conv. Pfd.                            Utilities                          3.09%
NCO Group Inc., Conv. Sub. Notes, 4.75%, 04/15/06                     Financial Services                 3.09%

DAVIS SERIES, INC.
DAVIS APPRECIATION & INCOME FUND
PORTFOLIO ACTIVITY JANUARY 1, 2003 THROUGH DECEMBER 31, 2003

================================================================================

NEW POSITIONS ADDED (1/1/03-12/31/03)
(Highlighted Positions are those greater than 1.99% of 12/31/03 total net assets)

                                                                                  DATE OF 1ST  % OF 12/31/03
SECURITY                                                SECTOR                    PURCHASE     FUND NET ASSETS
--------------------------------------------------------------------------------------------------------------
American Express Co., Ser. 144A Conv. Sr. Notes,
       1.85%/Zero Cpn., 12/01/33                        Financial Services         11/18/03          4.91%
--------------------------------------------------------------------------------------------------------------
AutoZone, Inc.                                          Retailing                  12/08/03          1.73%
AutoZone, Inc., Sr. Notes, 5.50%, 11/15/15              Retailing                  12/08/03          0.80%
--------------------------------------------------------------------------------------------------------------
Continental Airlines Finance Trust II, 6.00%,
       11/15/30, Cum. Conv. Pfd.                        Airlines                   06/13/03          2.07%
--------------------------------------------------------------------------------------------------------------
Costco Wholesale Corp.                                  Retailing                  10/09/03          1.02%
--------------------------------------------------------------------------------------------------------------
GTECH Holdings Corp., Conv. Deb.,
       1.75%, 12/15/21                                  Gaming/Lottery             01/24/03          2.03%
--------------------------------------------------------------------------------------------------------------
InVision Technologies, Inc.                             Electronics                10/17/03          1.09%
InVision Technologies, Inc., Ser. 144A Conv. Sr.
     Notes, 3.00%, 10/01/23                             Electronics                09/30/03          1.25%
Masco Corp.                                             Building Materials         08/06/03          1.03%
--------------------------------------------------------------------------------------------------------------
News America Inc., Conv. Notes,
       Zero Cpn., 3.35%, 02/28/21                       Media                      10/07/03          2.13%
--------------------------------------------------------------------------------------------------------------
Occidental Petroleum Corp.                              Energy                     09/30/03          0.26%
Occidental Petroleum Corp., Sr. Notes,
       6.75%, 01/15/12                                  Energy                     09/30/03          0.62%
Sealed Air Corp.                                        Industrial                 07/23/03             -
--------------------------------------------------------------------------------------------------------------
Sealed Air Corp., Ser. 144A Conv. Sr. Notes,
       3.00%, 06/30/33                                  Industrial                 07/22/03          4.04%
Thornburg Mortgage, Inc.                                Mortgage (REITS)           06/13/03          2.40%
United States Cellular Corp., Conv. Notes,
       Zero Cpn., 6.99%, 06/15/15                       Telecommunications         05/08/03          2.14%
--------------------------------------------------------------------------------------------------------------
WCI Communities, Inc.                                   Residential/Commercial
                                                             Building              11/26/03          1.19%
WCI Communities, Inc., Ser. 144A Conv. Sr. Sub.         Residential/Commercial
     Notes, 4.00%, 08/05/23                                  Building              11/25/03          0.74%

DAVIS SERIES, INC.
DAVIS APPRECIATION & INCOME FUND
PORTFOLIO ACTIVITY JANUARY 1, 2003 THROUGH DECEMBER 31, 2003

================================================================================
POSITIONS CLOSED (1/1/03-12/31/03)
(Gains and losses greater than $250,000 are highlighted)

                                                                                   DATE OF
SECURITY                                                SECTOR                     FINAL SALE    GAIN/(LOSS)
--------------------------------------------------------------------------------------------------------------
Burr-Brown Corp. (Convertible into Texas
    Instruments), Conv. Sub. Notes, 4.25%, 02/15/07     Electronics                02/20/03    $  (1,643,532)
--------------------------------------------------------------------------------------------------------------
Chubb Corp., 7.00%, 11/16/05, Conv. Pfd.                Property/Casualty
                                                            Insurance              01/07/03            3,892
Exchangeable Certificate Corp. (Convertible into
    American Express), Ser. 144A Conv.
    0.625%, 03/02/05                                    Financial Services         11/18/03           27,058
--------------------------------------------------------------------------------------------------------------
Mid-Atlantic Realty Trust                               Shopping Centers
                                                            (REITS)                10/02/03          365,581
News Corp. Ltd., ADR                                    Media                      10/07/03          651,763
--------------------------------------------------------------------------------------------------------------
Sealed Air Corp.                                        Industrial                 10/07/03          239,630
--------------------------------------------------------------------------------------------------------------
Sealed Air Corp., $2.00, 04/01/18, Ser. A Cum.
    Conv. Pfd.                                          Industrial                 07/17/03        2,181,551
--------------------------------------------------------------------------------------------------------------
Travelers Property Casualty Corp., Class A              Property/Casualty
                                                            Insurance              01/07/03           53,698
Travelers Property Casualty Corp., Class B              Property/Casualty
                                                            Insurance              01/07/03          107,355

DAVIS SERIES, INC.
DAVIS APPRECIATION & INCOME FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS APPRECIATION & INCOME FUND CLASS A SHARES AND STANDARD & POOR'S 500 STOCK INDEX

================================================================================
 Average Annual Total Return for the Periods ended December 31, 2003.

 -----------------------------------------------------------------
 CLASS A SHARES
 ---------------------------------------------------------------
 (This calculation includes an initial sales charge of 4 3/4%.)

 One Year ..............................  20.93%
 Five Year .............................   4.32%
 Ten Year...............................   9.10%
 -----------------------------------------------------------------

$10,000 INVESTED OVER TEN YEARS. Let's say you invested $10,000 in Davis Series, Inc., Class A shares of Davis Appreciation & Income Fund ("DAIF-A") on December 31, 1993 and paid a 4 3/4% sales charge. As the chart shows, by December 31, 2003 the value of your investment would have grown to $23,883 - a 138.83% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.


                               [GRAPHIC OMITTED]

                         S & P 500            DAIF-A
                12/31/93            $10,000              $9,525
                12/31/94            $10,136              $8,885
                12/31/95            $13,931             $11,256
                12/31/96            $17,121             $14,572
                12/31/97            $22,825             $18,752
                12/31/98            $29,335             $18,415
                12/31/99            $35,500             $20,804
                12/31/00            $32,266             $20,602
                12/31/01            $28,448             $19,044
                12/31/02            $22,176             $18,814
                12/31/03            $28,526             $23,883


The Standard & Poor's 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

The performance data for Davis Appreciation & Income Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS APPRECIATION & INCOME FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS APPRECIATION & INCOME FUND CLASS B SHARES AND STANDARD & POOR'S 500 STOCK INDEX

================================================================================
 Average Annual Total Return for the Periods ended December 31, 2003.

 ----------------------------------------------------------------------------
 CLASS B SHARES
 (This calculation includes any applicable contingent deferred sales charge.)

 One Year ....................................................21.71%
 Five Year ................................................... 4.05%
 Life of Class (February 3, 1995 through December 31, 2003).. 10.38%
 ----------------------------------------------------------------------------


$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class B shares of Davis Appreciation & Income Fund ("DAIF-B") on February 3, 1995 (inception of class). As the chart shows, by December 31, 2003 the value of your investment would have grown to $24,104 - a 141.04% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.


                               [GRAPHIC OMITTED]

                         S & P 500            DAIF-B
                02/03/95            $10,000             $10,000
                12/31/95            $13,188             $12,233
                12/31/96            $16,208             $15,683
                12/31/97            $21,608             $19,972
                12/31/98            $27,771             $19,448
                12/31/99            $33,607             $21,783
                12/31/00            $30,546             $21,378
                12/31/01            $26,931             $19,568
                12/31/02            $20,993             $19,175
                12/31/03            $27,004             $24,104


The Standard & Poor's 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

The performance data for Davis Appreciation & Income Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS APPRECIATION & INCOME FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS APPRECIATION & INCOME FUND CLASS C SHARES AND STANDARD & POOR'S 500 STOCK INDEX

================================================================================
 Average Annual Total Return for the Periods ended December 31, 2003.

 ----------------------------------------------------------------------------
 CLASS C SHARES
 (This calculation includes any applicable contingent deferred sales charge.)

 One Year ................................................  24.75%
 Five Year ..................................................4.39%
 Life of Class (August 12, 1997 through December 31, 2003).. 4.15%
 ----------------------------------------------------------------------------


$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class C shares of Davis Appreciation & Income Fund ("DAIF-C") on August 12, 1997 (inception of class). As the chart shows, by December 31, 2003 the value of your investment would have grown to $12,966 - a 29.66% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.


                               [GRAPHIC OMITTED]

                       S & P 500            DAIF-C
                08/12/97            $10,000             $10,000
                12/31/97            $10,562             $10,738
                12/31/98            $13,574             $10,457
                12/31/99            $16,426             $11,710
                12/31/00            $14,930             $11,496
                12/31/01            $13,163             $10,526
                12/31/02            $10,261             $10,311
                12/31/03            $13,199             $12,966


The Standard & Poor's 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

The performance data for Davis Appreciation & Income Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS APPRECIATION & INCOME FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS APPRECIATION & INCOME FUND CLASS Y SHARES AND STANDARD & POOR'S 500 STOCK INDEX

================================================================================
  Average Annual Total Return for the Periods ended December 31, 2003.

  ----------------------------------------------------------------------------
  CLASS Y SHARES
  (There is no sales charge applicable to this calculation.)

  One Year .....................................................27.13%
  Five Year..................................................... 5.57%
  Life of Class (November 13, 1996 through December 31, 2003)....8.43%
  ----------------------------------------------------------------------------


$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class Y shares of Davis Appreciation & Income Fund ("DAIF-Y") on November 13, 1996 (inception of class). As the chart shows, by December 31, 2003 the value of your investment would have grown to $17,808 - a 78.08% increase on your initial investment. For comparison, the Standard and Poor's 500 Stock Index is also presented on the chart below.


                               [GRAPHIC OMITTED]

                       S & P 500            DAIF-Y
                11/13/96            $10,000             $10,000
                12/31/96            $10,183             $10,701
                12/31/97            $13,576             $13,782
                12/31/98            $17,448             $13,581
                12/31/99            $21,114             $15,386
                12/31/00            $19,191             $15,279
                12/31/01            $16,920             $14,144
                12/31/02            $13,190             $14,008
                12/31/03            $16,966             $17,808


The Standard & Poor's 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

The performance data for Davis Appreciation & Income Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS REAL ESTATE FUND
PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2003

================================================================================


[GRAPHIC OMITTED]



                    PORTFOLIO MAKEUP (% OF FUND NET ASSETS)
                    ---------------------------------------

Short Term Investments, Preferred Stocks, Other Assets & Liabilities..... 5.0%
Common Stocks............................................................95.0%


                     SECTOR WEIGHTINGS (% OF STOCK HOLDINGS)
                     ---------------------------------------

Diversified ...........................................................  3.7%
REITS ................................................................. 90.0%
Hotels & Lodging ......................................................  1.3%
Residential/Commercial Building .......................................  3.3%
Forestry ..............................................................  1.7%


                                                                                                  % OF FUND
TOP 10 HOLDINGS                                      SECTOR                                      NET ASSETS
-----------------------------------------------------------------------------------------------------------
Centerpoint Properties Trust                         Industrial (REITS)                             7.07%
Chelsea Property Group, Inc.                         Outlet Centers (REITS)                         4.92%
Developers Diversified Realty Corp.                  Shopping Centers (REITS)                       4.19%
Alexandria Real Estate Equities, Inc.                Office Space (REITS)                           3.87%
General Growth Properties, Inc.                      Malls (REITS)                                  3.69%
ProLogis                                             Industrial (REITS)                             3.65%
Vornado Realty Trust                                 Diversified (REITS)                            3.60%
Plum Creek Timber Co., Inc.                          Forestry (REITS)                               3.40%
Liberty Property Trust                               Diversified (REITS)                            3.35%
Simon Property Group, Inc.                           Malls (REITS)                                  3.30%

DAVIS SERIES, INC.
DAVIS REAL ESTATE FUND
PORTFOLIO ACTIVITY JANUARY 1, 2003 THROUGH DECEMBER 31, 2003

================================================================================
NEW POSITIONS ADDED (1/1/03-12/31/03)
(Highlighted positions are those greater than 2.99% of 12/31/03 total net assets)

                                                                                  DATE OF 1ST    % OF 12/31/03
SECURITY                                       SECTOR                             PURCHASE      FUND NET ASSETS
---------------------------------------------------------------------------------------------------------------
iStar Financial Inc.                           Financial Services (REITS)         09/15/03          2.44%
Rayonier Inc                                   Forestry                           09/22/03          1.64%
---------------------------------------------------------------------------------------------------------------
Regency Centers Corp.                          Shopping Centers (REITS)           05/15/03          3.04%
---------------------------------------------------------------------------------------------------------------
Rouse Co.                                      Malls (REITS)                      01/10/03          2.39%
---------------------------------------------------------------------------------------------------------------
WCI Communities, Inc.                          Residential/Commercial Building    07/31/03          3.11%
---------------------------------------------------------------------------------------------------------------



POSITIONS CLOSED (1/1/03-12/31/03)
(Gains and losses greater than $200,000 are highlighted)

                                                                                  DATE OF FINAL
SECURITY                                       SECTORSALE                         SALE           GAIN/(LOSS)
------------------------------------------------------------------------------------------------------------
Apartment Investment & Management Co.,
     9.00%, Series P, Cum. Conv. Pfd.          Apartments (REITS)                 07/17/03        $     635
Centerpoint Properties Trust, 8.48%,
     Series A, Cum Pfd.                        Industrial (REITS)                 05/06/03          (34,958)
------------------------------------------------------------------------------------------------------------
First Industrial Realty Trust, Inc.            Industrial (REITS)                 07/08/03         (206,376)
------------------------------------------------------------------------------------------------------------

DAVIS SERIES, INC.
DAVIS REAL ESTATE FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS REAL ESTATE FUND CLASS A SHARES, THE STANDARD & POOR'S 500 STOCK INDEX AND THE WILSHIRE REAL ESTATE SECURITIES INDEX

================================================================================
 Average Annual Total Return for the Periods ended December 31, 2003.

 --------------------------------------------------------------------
 CLASS A SHARES
 (This calculation includes an initial sales charge of 4 3/4%.)

 One Year .................................................. 30.96%
 Five Year ................................................. 11.25%
 Life of Class (January 3, 1994 through December 31, 2003).. 12.14%
 --------------------------------------------------------------------


$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class A shares of Davis Real Estate Fund ("DREF-A") on January 3, 1994 (inception of Fund) and paid a 4 3/4% sales charge. As the chart shows, by December 31, 2003 the value of your investment would have grown to $31,414 - a 214.14% increase on your initial investment. For comparison, the Standard & Poor's 500 Stock Index and the Wilshire Real Estate Securities Index are also presented on the chart below.


                               [GRAPHIC OMITTED]

                S & P 500     Wilshire Real Estate      DREF-A
       01/03/94            $10,000             $10,000            $9,527
       12/31/94            $10,158             $10,267           $10,306
       12/31/95            $13,961             $11,668           $12,131
       12/31/96            $17,158             $15,972           $16,625
       12/31/97            $22,875             $19,129           $20,797
       12/31/98            $29,399             $15,795           $17,561
       12/31/99            $35,577             $15,293           $16,235
       12/31/00            $32,336             $19,992           $20,417
       12/31/01            $28,510             $22,082           $21,573
       12/31/02            $22,224             $22,669           $22,844
       12/31/03            $28,587             $31,075           $31,414


The Standard & Poor's 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

The Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs). Investments cannot be made directly in the index. The index used includes net dividends reinvested.

The performance data for Davis Real Estate Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS REAL ESTATE FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS REAL ESTATE FUND CLASS B SHARES, THE STANDARD & POOR'S 500 STOCK INDEX AND THE WILSHIRE REAL ESTATE SECURITIES INDEX

================================================================================
 Average Annual Total Return for the Periods ended December 31, 2003.

 ----------------------------------------------------------------------------
 CLASS B SHARES
 (This calculation includes any applicable contingent deferred sales charge.)

 One Year ....................................................32.52%
 Five Year ...................................................11.17%
 Life of Class (December 27, 1994 through December 31, 2003)..12.31%
 ----------------------------------------------------------------------------


$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class B shares of Davis Real Estate Fund ("DREF-B") on December 27, 1994 (inception of class). As the chart shows, by December 31, 2003 the value of your investment would have grown to $28,471 - a 184.71% increase on your initial investment. For comparison, the Standard & Poor's 500 Stock Index and the Wilshire Real Estate Securities Index are also presented on the chart below.


                               [GRAPHIC OMITTED]

                S & P 500      Wilshire Real Estate      DREF-B
       12/27/94            $10,000             $10,000           $10,000
       12/31/94            $10,003             $10,190           $10,089
       12/31/95            $13,749             $11,581           $11,741
       12/31/96            $16,897             $15,853           $15,968
       12/31/97            $22,526             $18,985           $19,781
       12/31/98            $28,951             $15,677           $16,575
       12/31/99            $35,035             $15,178           $15,188
       12/31/00            $31,844             $19,843           $18,946
       12/31/01            $28,075             $21,916           $19,837
       12/31/02            $21,886             $22,499           $20,854
       12/31/03            $28,152             $30,842           $28,471


The Standard & Poor's 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

The Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs). Investments cannot be made directly in the index. The index used includes net dividends reinvested.

The performance data for Davis Real Estate Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS REAL ESTATE FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS REAL ESTATE FUND CLASS C SHARES, THE STANDARD & POOR'S 500 STOCK INDEX AND THE WILSHIRE REAL ESTATE SECURITIES INDEX

================================================================================
 Average Annual Total Return for the Periods ended December 31, 2003.

 -----------------------------------------------------------------
 CLASS C SHARES
 (This calculation includes any applicable contingent deferred sales charge.)

 One Year .................................................35.52%
 Five Year ................................................11.43%
 Life of Class (August 13, 1997 through December 31, 2003)..7.65%
 -----------------------------------------------------------------


$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class C shares of Davis Real Estate Fund ("DREF-C") on August 13, 1997 (inception of class). As the chart shows, by December 31, 2003 the value of your investment would have grown to $16,000 - a 60.00% increase on your initial investment. For comparison, the Standard & Poor's 500 Stock Index and the Wilshire Real Estate Securities Index are also presented on the chart below.


                               [GRAPHIC OMITTED]

                S & P 500      Wilshire Real Estate     DREF-C
       08/13/97            $10,000             $10,000           $10,000
       12/31/97            $10,613             $11,007           $11,112
       12/31/98            $13,640              $9,089            $9,312
       12/31/99            $16,506              $8,800            $8,535
       12/31/00            $15,003             $11,504           $10,644
       12/31/01            $13,228             $12,706           $11,150
       12/31/02            $10,311             $13,044           $11,720
       12/31/03            $13,264             $17,881           $16,000


The Standard & Poor's 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

The Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs). Investments cannot be made directly in the index. The index used includes net dividends reinvested.

The performance data for Davis Real Estate Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS REAL ESTATE FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS REAL ESTATE FUND CLASS Y SHARES, THE STANDARD & POOR'S 500 STOCK INDEX AND THE WILSHIRE REAL ESTATE SECURITIES INDEX

================================================================================
  Average Annual Total Return for the Periods ended December 31, 2003.

  ---------------------------------------------------------------------
  CLASS Y SHARES
  (There is no sales charge applicable to this calculation.)

  One Year .....................................................38.10%
  Five Year ....................................................12.75%
  Life of Class (November 8, 1996 through December 31, 2003)....11.56%
  ---------------------------------------------------------------------


$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class Y shares of Davis Real Estate Fund ("DREF-Y") on November 8, 1996 (inception of class). As the chart shows, by December 31, 2003 the value of your investment would have grown to $21,861 - a 118.61% increase on your initial investment. For comparison, the Standard & Poor's 500 Stock Index and the Wilshire Real Estate Securities Index are also presented on the chart below.


                               [GRAPHIC OMITTED]

                S & P 500      Wilshire Real Estate      DREF-Y
       11/08/96            $10,000             $10,000           $10,000
       12/31/96            $10,188             $11,233           $11,292
       12/31/97            $13,582             $13,453           $14,148
       12/31/98            $17,455             $11,108           $11,997
       12/31/99            $21,123             $10,755           $11,132
       12/31/00            $19,199             $14,060           $14,052
       12/31/01            $16,927             $15,529           $14,888
       12/31/02            $13,195             $15,943           $15,830
       12/31/03            $16,973             $21,854           $21,861


The Standard & Poor's 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

The Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs). Investments cannot be made directly in the index. The index used includes net dividends reinvested.

The performance data for Davis Real Estate Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS GOVERNMENT BOND FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS GOVERNMENT BOND FUND CLASS A SHARES AND THE LEHMAN BROTHERS INTERMEDIATE TERM U.S. TREASURY SECURITIES INDEX

================================================================================
 Average Annual Total Return for the Periods ended December 31, 2003.

 --------------------------------------------------------------------
 CLASS A SHARES
 (This calculation includes an initial sales charge of 4 3/4%.)

 One Year ...................................................(4.72)%
 Five Year .................................................. 3.15%
 Life of Class (December 1, 1994 through December 31, 2003).. 4.95%
 --------------------------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class A shares of Davis Government Bond Fund ("DGBF-A") on December 1, 1994 (inception of class) and paid a 4 3/4% sales charge. As the chart shows, by December 31, 2003 the value of your investment would have grown to $15,503 - a 55.03% increase on your initial investment. For comparison, the Lehman Brothers Intermediate Term U.S. Treasury Securities Index is also presented on the chart below.



                                [GRAPHIC OMITTED]

                        Lehman Index          DGBF-A
                12/01/94            $10,000              $9,522
                12/31/94            $10,032              $9,539
                12/31/95            $11,479             $10,666
                12/31/96            $11,935             $11,029
                12/31/97            $12,853             $11,902
                12/31/98            $13,961             $12,653
                12/31/99            $14,018             $12,213
                12/31/00            $15,457             $13,411
                12/31/01            $16,718             $14,253
                12/31/02            $18,270             $15,487
                12/31/03            $18,655             $15,503


The Lehman Brothers Intermediate Term U.S. Treasury Securities Index is an unmanaged index which has no specific investment objective. Investments cannot be made directly in the index.

The performance data for Davis Government Bond Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS GOVERNMENT BOND FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS GOVERNMENT BOND FUND CLASS B SHARES AND THE LEHMAN BROTHERS INTERMEDIATE TERM U.S. TREASURY SECURITIES INDEX

 ===============================================================================
 Average Annual Total Return for the Periods ended December 31, 2003.

 ----------------------------------------------------------------------------
 CLASS B SHARES
 (This calculation includes any applicable contingent deferred sales charge.)

 One Year ................................  (4.67)%
 Five Years...............................   3.01%
 Ten Years................................   4.13%
 ----------------------------------------------------------------------------


$10,000 INVESTED OVER TEN YEARS. Let's say you invested $10,000 in Davis Series, Inc., Class B shares of Davis Government Bond Fund ("DGBF-B") on December 31, 1993. As the chart shows, by December 31, 2003 the value of your investment would have grown to $14,989 - a 49.89% increase on your initial investment. For comparison, the Lehman Brothers Intermediate Term U.S. Treasury Securities Index is also presented on the chart below.


                               [GRAPHIC OMITTED]

                       Lehman Index          DGBF-B
                12/31/93            $10,000             $10,000
                12/31/94             $9,824              $9,903
                12/31/95            $11,241             $10,954
                12/31/96            $11,688             $11,259
                12/31/97            $12,587             $12,061
                12/31/98            $13,672             $12,709
                12/31/99            $13,728             $12,185
                12/31/00            $15,136             $13,258
                12/31/01            $16,371             $13,984
                12/31/02            $17,891             $15,110
                12/31/03            $18,268             $14,989


The Lehman Brothers Intermediate Term U.S. Treasury Securities Index is an unmanaged index which has no specific investment objective. Investments cannot be made directly in the index.

The performance data for Davis Government Bond Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that the shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS GOVERNMENT BOND FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS GOVERNMENT BOND FUND CLASS C SHARES AND THE LEHMAN BROTHERS INTERMEDIATE TERM U.S. TREASURY SECURITIES INDEX

================================================================================
 Average Annual Total Return for the Periods ended December 31, 2003.

 ----------------------------------------------------------------------------
 CLASS C SHARES
 (This calculation includes any applicable contingent deferred sales charge.)

 One Year .................................................(1.77)%
 Five Year ................................................ 3.33%
 Life of Class (August 19, 1997 through December 31, 2003). 3.93%
 ----------------------------------------------------------------------------


$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class C shares of Davis Government Bond Fund ("DGBF-C") on August 19, 1997 (inception of class). As the chart shows, by December 31, 2003 the value of your investment would have grown to $12,786 - a 27.86% increase on your initial investment. For comparison, the Lehman Brothers Intermediate Term U.S. Treasury Securities Index is also presented on the chart below.


                               [GRAPHIC OMITTED]

                       Lehman Index          DGBF-C
                08/19/97            $10,000             $10,000
                12/31/97            $10,319             $10,297
                12/31/98            $11,208             $10,855
                12/31/99            $11,254             $10,405
                12/31/00            $12,409             $11,315
                12/31/01            $13,422             $11,931
                12/31/02            $14,667             $12,889
                12/31/03            $14,977             $12,786


The Lehman Brothers Intermediate Term U.S. Treasury Securities Index is an unmanaged index which has no specific investment objective. Investments cannot be made directly in the index.

The performance data for Davis Government Bond Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that the shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
DAVIS GOVERNMENT BOND FUND
COMPARISON OF DAVIS SERIES, INC. - DAVIS GOVERNMENT BOND FUND CLASS Y SHARES AND THE LEHMAN BROTHERS INTERMEDIATE TERM U.S. TREASURY SECURITIES INDEX

================================================================================
  Average Annual Total Return for the Periods ended December 31, 2003.

 --------------------------------------------------------------------
 CLASS Y SHARES
 (There is no sales charge applicable to this calculation.)
 One Year .................................................... 0.17%
 Five Year ................................................... 4.50%
 Life of Class (September 1, 1998 through December 31, 2003).. 4.53%
 --------------------------------------------------------------------


$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Davis Series, Inc., Class Y shares of Davis Government Bond Fund ("DGBF-Y") on September 1, 1998 (inception of class). As the chart shows, by December 31, 2003 the value of your investment would have been $12,660 - a 26.60% increase on your initial investment. For comparison, the Lehman Brothers Intermediate Term U.S. Treasury Securities Index is also presented on the chart below.


                               [GRAPHIC OMITTED]

                       Lehman Index          DGBF-Y
                09/01/98            $10,000             $10,000
                12/31/98            $10,266             $10,159
                12/31/99            $10,308              $9,881
                12/31/00            $11,366             $10,878
                12/31/01            $12,293             $11,589
                12/31/02            $13,434             $12,638
                12/31/03            $13,717             $12,660


The Lehman Brothers Intermediate Term U.S. Treasury Securities Index is an unmanaged index which has no specific investment objective. Investments cannot be made directly in the index.

The performance data for Davis Government Bond Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that the shares may be worth more or less than their original cost when redeemed.

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2003
DAVIS OPPORTUNITY FUND

                                                                                                      VALUE
SHARES                                           SECURITY                                           (NOTE 1)
===============================================================================================================
COMMON STOCK - (89.81%)

   BANKS AND SAVINGS & LOAN ASSOCIATIONS - (5.65%)
       134,000  Bank One Corp. ................................................................  $   6,109,060
        64,000  Commerce Bancorp, Inc. ........................................................      3,371,520
       109,000  Golden West Financial Corp. ...................................................     11,247,710
                                                                                                 -------------
                                                                                                    20,728,290
                                                                                                 -------------
   BUSINESS SERVICES - (0.66%)
        47,500  D&B Corp.*.....................................................................      2,408,725
                                                                                                 -------------
   CHEMICALS - (2.90%)
       186,000  Sigma-Aldrich Corp. ...........................................................     10,628,970
                                                                                                 -------------
   CONSUMER PRODUCTS - (2.64%)
       178,000  Altria Group, Inc. ............................................................      9,686,760
                                                                                                 -------------
   DISTRIBUTORS - (4.52%)
       320,000  Aramark Corp., Class B.........................................................      8,774,400
       157,000  Hughes Supply, Inc. ...........................................................      7,790,340
                                                                                                 -------------
                                                                                                    16,564,740
                                                                                                 -------------
   DIVERSIFIED - (3.72%)
       242,100  Groupe Bruxelles Lambert S.A. .................................................     13,625,869
                                                                                                 -------------
   DIVERSIFIED MANUFACTURING - (2.66%)
       367,500  Tyco International Ltd. .......................................................      9,738,750
                                                                                                 -------------
   ELECTRONICS - (8.88%)
     1,438,000  Agere Systems Inc., Class A*...................................................      4,385,900
       417,900  Agilent Technologies, Inc.*....................................................     12,219,396
       143,000  Applied Materials, Inc.*.......................................................      3,209,635
       100,000  Garmin Ltd. ...................................................................      5,445,500
       287,733  Taiwan Semiconductor Manufacturing Co. Ltd.*...................................        538,175
       660,636  Taiwan Semiconductor Manufacturing Co. Ltd., ADR*..............................      6,764,913
                                                                                                 -------------
                                                                                                    32,563,519
                                                                                                 -------------
   EMPLOYEE STAFFING - (0.40%)
        61,687  Hudson Highland Group, Inc.*...................................................      1,468,150
                                                                                                 -------------
   ENERGY - (6.05%)
       320,000  Calpine Corp.*.................................................................      1,539,200
        96,000  PetroChina Co. Ltd., ADR.......................................................      5,476,800
       314,000  Premcor Inc.*..................................................................      8,164,000
       233,500  Sempra Energy..................................................................      7,019,010
                                                                                                 -------------
                                                                                                    22,199,010
                                                                                                 -------------
   FINANCIAL SERVICES - (0.78%)
       100,000  Providian Financial Corp.*.....................................................      1,164,000
        36,400  Takefuji Corp. ................................................................      1,702,189
                                                                                                 -------------
                                                                                                     2,866,189
                                                                                                 -------------
   FOOD/BEVERAGE & RESTAURANT - (3.70%)
        43,900  Diageo PLC, ADR................................................................      2,320,554
       101,700  Heineken Holding NV, Class A...................................................      3,476,356

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2003
DAVIS OPPORTUNITY FUND - CONTINUED

                                                                                                      VALUE
SHARES                                           SECURITY                                           (NOTE 1)
===============================================================================================================
COMMON STOCK - CONTINUED

   FOOD/BEVERAGE & RESTAURANT - CONTINUED
       186,000  McDonald's Corp. ..............................................................  $   4,618,380
        94,500  Papa John's International, Inc.*...............................................      3,155,355
                                                                                                 -------------
                                                                                                    13,570,645
                                                                                                 -------------
   HOTELS & MOTELS - (1.01%)
        80,000  Marriott International, Inc., Class A..........................................      3,696,000
                                                                                                 -------------
   INDUSTRIAL - (1.48%)
       100,000  Sealed Air Corp.*..............................................................      5,414,000
                                                                                                 -------------
   INFORMATION/INFORMATION PROCESSING - (4.50%)
        70,000  Automatic Data Processing, Inc. ...............................................      2,772,700
       131,700  Equifax Inc. ..................................................................      3,226,650
       362,000  Reynolds & Reynolds Co., Class A...............................................     10,516,100
                                                                                                 -------------
                                                                                                    16,515,450
                                                                                                 -------------
   INVESTMENT FIRMS - (0.35%)
         3,850  Julius Baer Holding, Ltd. AG...................................................      1,297,543
                                                                                                 -------------
   LIFE INSURANCE - (0.82%)
        83,000  AFLAC Inc. ....................................................................      3,002,940
                                                                                                 -------------
   MANUFACTURING - (0.76%)
       127,000  Electrolux AB, Series B........................................................      2,789,734
                                                                                                 -------------
   MEDIA - (7.57%)
       196,600  Belo Corp., Class A............................................................      5,571,644
       242,000  Lagardere S.C.A. ..............................................................     13,955,640
       840,000  WPP Group PLC..................................................................      8,224,445
                                                                                                 -------------
                                                                                                    27,751,729
                                                                                                 -------------
   MEDICAL INSTRUMENTS - (1.89%)
       301,000  Apogent Technologies Inc.*.....................................................      6,935,040
                                                                                                 -------------
   PHARMACEUTICAL AND HEALTH CARE - (1.55%)
       101,000  AmerisourceBergen Corp. .......................................................      5,671,150
                                                                                                 -------------
   PROPERTY/CASUALTY INSURANCE - (3.14%)
            75  Berkshire Hathaway Inc., Class A*..............................................      6,318,750
        60,000  Cincinnati Financial Corp. ....................................................      2,502,900
        50,000  FPIC Insurance Group, Inc.*....................................................      1,257,000
         5,600  Markel Corp.*..................................................................      1,419,656
                                                                                                 -------------
                                                                                                    11,498,306
   REINSURANCE - (2.85%)
        42,000  Everest Re Group, Ltd. ........................................................      3,553,200
        85,500  Transatlantic Holdings, Inc. ..................................................      6,908,400
                                                                                                 -------------
                                                                                                    10,461,600
                                                                                                 -------------
   RETAILING - (10.77%)
       870,000  AutoNation, Inc.*..............................................................     15,981,900
       169,300  AutoZone, Inc.*................................................................     14,426,053

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2003
DAVIS OPPORTUNITY FUND - CONTINUED

                                                                                                      VALUE
SHARES                                           SECURITY                                           (NOTE 1)
===============================================================================================================
COMMON STOCK - CONTINUED

   RETAILING - CONTINUED
       120,000  Costco Wholesale Corp.*........................................................ $    4,465,200
       130,000  Home Depot, Inc. ..............................................................      4,613,700
                                                                                                --------------
                                                                                                    39,486,853
                                                                                                --------------
   TECHNOLOGY - (5.25%)
       416,000  BMC Software, Inc.*............................................................      7,758,400
     1,694,000  Compal Electronics, Inc. ......................................................      2,320,206
        37,000  Lexmark International, Inc.*...................................................      2,909,680
       168,000  Microsoft Corp. ...............................................................      4,622,520
       363,000  Sun Microsystems, Inc.*........................................................      1,620,795
                                                                                                --------------
                                                                                                    19,231,601
                                                                                                --------------
   TELECOMMUNICATIONS - (5.31%)
       320,000  AT&T Wireless Services Inc.*...................................................      2,556,800
       879,000  Covad Communications Group, Inc.*..............................................      3,160,005
       301,000  Motorola, Inc. ................................................................      4,235,070
       367,500  Nokia Oyj......................................................................      6,348,166
       187,000  Nokia Oyj, ADR.................................................................      3,179,000
                                                                                                --------------
                                                                                                    19,479,041
                                                                                                --------------

                           Total Common Stock - (identified cost $252,372,130).................    329,280,604
                                                                                                --------------

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2003
DAVIS OPPORTUNITY FUND  - CONTINUED

                                                                                                      VALUE
PRINCIPAL                                        SECURITY                                           (NOTE 1)
===============================================================================================================
SHORT TERM INVESTMENTS - (11.55%)

$   11,904,000  Goldman, Sachs & Co. Joint Repurchase Agreement, 0.99%,
                  01/02/04, dated 12/31/03, repurchase value of $11,904,655
                  (collateralized by: U.S. Government obligations in a pooled cash account,
                  total market value $12,142,080).............................................. $   11,904,000
    18,535,000  Nomura Securities International, Inc. Joint Repurchase Agreement, 1.03%,
                  01/02/04, dated 12/31/03, repurchase value of $18,536,061
                  (collateralized by: U.S. Government obligations in a pooled cash account,
                  total market value $18,905,700)..............................................     18,535,000
    11,904,000  UBS Financial Services Inc. Joint Repurchase Agreement, 1.00%,
                  01/02/04, dated 12/31/03, repurchase value of $11,904,661
                  (collateralized by: U.S. Government obligations in a pooled cash account,
                  total market value $12,142,080)..............................................     11,904,000
                                                                                                --------------

                           Total Short Term Investments - (identified cost $42,343,000)........     42,343,000
                                                                                                --------------

                Total Investments - (101.36%) - (identified cost $294,715,130) - (a)...........    371,623,604
                Liabilities Less Other Assets - (1.36%)........................................     (5,003,498)
                                                                                                --------------
                           Net Assets - (100%)................................................. $  366,620,106
                                                                                                ==============

*Non-Income Producing Security.

(a) Aggregate cost for Federal Income Tax purposes is $296,782,596. At December
31, 2003 unrealized appreciation (depreciation) of securities for Federal Income
Tax purposes is as follows:
                Unrealized appreciation........................................................ $   82,388,481
                Unrealized depreciation.......................................................      (7,547,473)
                                                                                                --------------
                           Net unrealized appreciation......................................... $   74,841,008
                                                                                                ==============


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2003
DAVIS GOVERNMENT BOND FUND

                                                                                                      VALUE
PRINCIPAL                                                                                           (NOTE 1)
===============================================================================================================
MORTGAGES - (28.20%)

   FANNIE MAE POOLS - (8.37%)
$    1,400,149    6.00%, 10/01/16 Pool No. 615235..............................................  $   1,478,389
       648,290    7.50%, 10/01/29 Pool No. 514131..............................................        694,358
     3,248,930    6.50%, 06/01/31 Pool No. 589340..............................................      3,402,052
       608,332    7.50%, 03/01/32 Pool No. 545546..............................................        650,039
     2,142,865    6.00%, 11/01/32 Pool No. 545998..............................................      2,218,144
                                                                                                 -------------
                           Total FANNIE MAE - (identified cost $8,354,968).....................      8,442,982
                                                                                                 -------------

   FREDDIE MAC POOLS - (10.59%)
     2,389,988    6.00%, 10/01/16 Pool No. E01054..............................................      2,519,047
     1,702,927    6.00%, 11/01/16 Pool No. E86208..............................................      1,794,885
     2,298,451    5.00%, 10/01/17 Pool No. E91955..............................................      2,351,890
     1,594,243    6.00%, 01/01/32 Pool No. C62854..............................................      1,649,739
     2,242,791    7.00%, 06/01/32 Pool No. C68162..............................................      2,374,420
                                                                                                 -------------
                           Total FREDDIE MAC - (identified cost $10,554,360)...................     10,689,981
                                                                                                 -------------

   GINNIE MAE POOLS - (9.24%)
     1,126,043    6.00%, 11/15/16 Pool No. 538265..............................................      1,194,450
     3,573,426    6.00%, 02/15/33 Pool No. 607650..............................................      3,722,152
     4,233,368    6.00%, 03/15/33 Pool No. 553126..............................................      4,409,561
                                                                                                 -------------
                           Total GINNIE MAE - (identified cost $9,351,835).....................      9,326,163
                                                                                                 -------------

                                           Total Mortgages - (identified cost $28,261,163).....     28,459,126
                                                                                                 -------------

U.S. TREASURY NOTES - (30.89%)
     5,000,000    1.875%, 12/31/05.............................................................      5,003,320
    10,000,000    7.00%, 07/15/06..............................................................     11,204,700
     2,500,000    6.50%, 10/15/06..............................................................      2,785,550
     5,000,000    2.625%, 11/15/06.............................................................      5,044,550
     4,500,000    4.75%, 11/15/08..............................................................      4,819,230
     2,000,000    6.50%, 02/15/10..............................................................      2,325,000
                                                                                                 -------------
                           Total U.S. Treasury Notes - (identified cost $31,235,045)...........     31,182,350
                                                                                                 -------------

GOVERNMENT AGENCY NOTES - (35.88%)
     5,000,000    Fannie Mae, 4.375%, 10/15/06.................................................      5,247,650
     5,000,000    Fannie Mae, 5.00%, 01/20/07..................................................      5,008,750
     2,000,000    Fannie Mae, 6.00%, 05/15/08 .................................................      2,213,380
     4,500,000    Fannie Mae, 3.25%, 08/15/08 .................................................      4,457,340
       800,000    Fannie Mae, 6.375%, 06/15/09.................................................        903,376
     3,500,000    Federal Home Loan Bank, 7.25%, 02/15/07......................................      3,970,750
     5,000,000    Federal Home Loan Bank, 3.875%, 08/22/08 ....................................      5,027,300
     5,000,000    Freddie Mac, 5.75%, 04/15/08.................................................      5,482,800

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2003
DAVIS GOVERNMENT BOND FUND - CONTINUED

                                                                                                      VALUE
PRINCIPAL                                                                                           (NOTE 1)
===============================================================================================================
GOVERNMENT AGENCY NOTES - CONTINUED

$    3,900,000    Freddie Mac, 4.375%, 02/04/10................................................ $    3,899,415
                                                                                                --------------
                           Total Government Agency Notes - (identified cost $36,022,048).......     36,210,761
                                                                                                --------------

SHORT TERM INVESTMENTS - (14.52%)

     4,121,000    Goldman, Sachs & Co. Joint Repurchase Agreement, 0.99%,
                    01/02/04, dated 12/31/03, repurchase value of $4,121,227
                    (collateralized by: U.S. Government obligations in a pooled cash account,
                    total market value $4,203,420).............................................      4,121,000
     6,417,000    Nomura Securities International, Inc. Joint Repurchase Agreement, 1.03%,
                    01/02/04, dated 12/31/03, repurchase value of $6,417,367
                    (collateralized by: U.S. Government obligations in a pooled cash account,
                    total market value $6,545,340).............................................      6,417,000
     4,121,000    UBS Financial Services Inc. Joint Repurchase Agreement, 1.00%,
                    01/02/04, dated 12/31/03, repurchase value of $4,121,229
                    (collateralized by: U.S. Government obligations in a pooled cash account,
                    total market value $4,203,420).............................................      4,121,000
                                                                                                --------------

                           Total Short Term Investments - (identified cost $14,659,000)........     14,659,000
                                                                                                --------------




                  Total Investments - (109.49%) - (identified cost $110,177,256) - (a).........    110,511,237
                  Liabilities Less Other Assets - (9.49%)......................................     (9,576,391)
                                                                                                --------------
                           Net Assets - (100%) ...............................................   $ 100,934,846
                                                                                                ==============


(a) Aggregate cost for Federal Income Tax purposes is $110,177,256. At December
31, 2003 unrealized appreciation (depreciation) of securities for Federal Income
Tax purposes is as follows:

                  Unrealized appreciation...................................................... $      726,618
                  Unrealized depreciation......................................................       (392,637)
                                                                                                --------------
                           Net unrealized appreciation......................................... $      333,981
                                                                                                ==============


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2003
DAVIS GOVERNMENT MONEY MARKET FUND

                                                                                                       VALUE
PRINCIPAL                                                                                             (NOTE 1)
===============================================================================================================
FANNIE MAE - (32.07%)
$   23,000,000    1.016%, 01/20/04 (b).........................................................  $  22,999,302
    42,000,000    0.955%, 01/29/04 (b).........................................................     41,999,521
     6,300,000    1.05%, 02/11/04..............................................................      6,292,466
       640,000    5.125%, 02/13/04.............................................................        642,923
    38,500,000    1.023%, 03/11/04 (b).........................................................     38,500,167
       400,000    4.75%, 03/15/04..............................................................        402,913
    20,000,000    1.01%, 03/22/04 (b)..........................................................     19,996,694
    20,000,000    0.965%, 04/29/04 (b).........................................................     19,999,559
       454,000    5.625%, 05/14/04.............................................................        461,202
     8,000,000    1.111%, 09/10/04 (b).........................................................      8,000,000
     8,000,000    1.63%, 12/15/04..............................................................      8,000,000
     8,000,000    1.50%, 12/21/04..............................................................      8,000,000
     8,000,000    1.52%, 01/19/05..............................................................      8,000,000
                                                                                                 -------------
                           Total FANNIE MAE - (identified cost $183,294,747)...................    183,294,747
                                                                                                 -------------

FEDERAL HOME LOAN BANK - (11.69%)
    20,000,000    1.023%, 01/02/04 (b).........................................................     19,999,960
    13,250,000    5.375%, 01/05/04.............................................................     13,256,089
     4,000,000    1.053%, 01/06/04 (b).........................................................      3,999,979
       500,000    5.77%, 02/03/04..............................................................        502,018
       600,000    5.10%, 02/05/04..............................................................        602,234
     4,500,000    3.270%, 02/12/04.............................................................      4,510,958
       125,000    5.485%, 03/23/04.............................................................        126,198
     5,800,000    1.25%/1.75%, 11/26/04 (c)....................................................      5,800,000
    10,000,000    0.991%, 12/17/04 (b).........................................................      9,999,053
     8,000,000    1.082%, 01/05/05 (b).........................................................      7,999,598
                                                                                                 -------------
                           Total Federal Home Loan Bank - (identified cost $66,796,087)........     66,796,087
                                                                                                 -------------

FREDDIE MAC - (27.80%)
       750,000    1.05%, 01/07/04..............................................................        749,869
       965,000    1.05%, 01/13/04..............................................................        964,662
    33,500,000    3.25%, 01/15/04..............................................................     33,527,202
    33,265,000    5.00%, 01/15/04..............................................................     33,314,115
    20,000,000    1.07%, 01/21/04..............................................................     19,988,111
    12,000,000    1.085%, 02/05/04.............................................................     11,987,342
    23,000,000    1.08%, 02/19/04..............................................................     22,966,190
       100,000    3.75%, 04/15/04..............................................................        100,712
     8,071,000    5.00%, 05/15/04..............................................................      8,181,849
     5,000,000    3.25%, 05/20/04..............................................................      5,036,966
     2,000,000    6.25%, 07/15/04..............................................................      2,053,137
    20,000,000    1.45%, 11/16/04..............................................................     19,992,216
                                                                                                 -------------
                           Total FREDDIE MAC - (identified cost $158,862,371)..................    158,862,371
                                                                                                 -------------

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2003
DAVIS GOVERNMENT MONEY MARKET FUND - CONTINUED

                                                                                                     VALUE
PRINCIPAL                                                                                           (NOTE 1)
===============================================================================================================
SALLIE MAE - (3.50%)
$   20,000,000    0.991%, 01/15/04 (b) - (identified cost $ 19,999,923)........................ $   19,999,923
                                                                                                --------------

REPURCHASE AGREEMENTS - (21.83%)
     35,065,000   Goldman, Sachs & Co. Joint Repurchase Agreement, 0.99%,
                    01/02/04, dated 12/31/03, repurchase value of $35,066,929
                    (collateralized by: U.S. Government obligations in a pooled cash account,
                    total market value $35,766,300)............................................     35,065,000
     54,603,000   Nomura Securities International, Inc. Joint Repurchase Agreement, 1.03%,
                    01/02/04, dated 12/31/03, repurchase value of $54,606,125
                    (collateralized by: U.S. Government obligations in a pooled cash account,
                    total market value $55,695,060)............................................     54,603,000
     35,065,000   UBS Financial Services Inc. Joint Repurchase Agreement, 1.00%,
                    01/02/04, dated 12/31/03, repurchase value of $35,066,948
                    (collateralized by: U.S. Government obligations in a pooled cash account,
                    total market value $35,766,300)............................................     35,065,000
                                                                                                --------------

                           Total Repurchase Agreements - (identified cost $124,733,000)........    124,733,000
                                                                                                --------------

                  Total Investments - (96.89%) - (identified cost $553,686,128) - (a)..........    553,686,128
                  Other Assets Less Liabilities - (3.11%)......................................     17,745,127
                                                                                                --------------
                           Net Assets - (100%)................................................. $  571,431,255
                                                                                                ==============

(a)  Aggregate cost for Federal Income Tax Purposes is $553,686,128.

(b) The interest rates on floating rate securities, shown as of December 31, 2003, may change daily or less frequently and are based on indices of market interests rates. For purposes of amortized cost valuation, the maturity dates of these securities are considered to be the effective maturities, based on the reset dates of the securities' variable rates.

(c) Represents a step-up bond: a bond that pays one coupon rate for an initial period followed by a higher coupon rate.


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2003
DAVIS FINANCIAL FUND

                                                                                                      VALUE
SHARES                                           SECURITY                                            (NOTE 1)
===============================================================================================================
COMMON STOCK - (100.76%)

   BANKS AND SAVINGS & LOAN ASSOCIATIONS - (12.17%)
       608,000    Bank One Corp. ..............................................................  $  27,718,720
       604,000    Commerce Bancorp, Inc. ......................................................     31,818,720
        90,000    Fifth Third Bancorp..........................................................      5,320,800
       503,700    Golden West Financial Corp. .................................................     51,976,803
                                                                                                 -------------
                                                                                                   116,835,043
                                                                                                 -------------
   BUSINESS SERVICES - (4.67%)
       883,750    D&B Corp.*...................................................................     44,814,963
                                                                                                 -------------
   CONSUMER PRODUCTS - (5.16%)
       910,000    Altria Group, Inc. ..........................................................     49,522,200
                                                                                                 -------------
   DIVERSIFIED MANUFACTURING - (7.18%)
     2,600,000    Tyco International Ltd. .....................................................     68,900,000
                                                                                                 -------------
   FINANCIAL SERVICES - (27.42%)
     1,949,000    American Express Co. ........................................................     94,000,270
       337,500    Charles Schwab Corp. ........................................................      3,996,000
     1,238,333    Citigroup Inc. ..............................................................     60,108,684
       395,500    H&R Block, Inc. .............................................................     21,898,835
       696,200    Loews Corp. .................................................................     34,427,090
       556,300    Moody's Corp. ..............................................................      33,683,965
     1,295,000    Providian Financial Corp.*...................................................     15,073,800
                                                                                                 -------------
                                                                                                   263,188,644
                                                                                                 -------------
   INDUSTRIAL - (2.59%)
       459,000    Sealed Air Corp.*............................................................     24,850,260
                                                                                                 -------------
   INSURANCE BROKERS - (1.70%)
       684,100    Aon Corp. ...................................................................     16,377,354
                                                                                                 -------------
   INVESTMENT FIRMS - (6.01%)
       171,244    Julius Baer Holding, Ltd. AG.................................................     57,713,366
                                                                                                 -------------
   LIFE INSURANCE - (0.72%)
       208,700    China Life Insurance Co., Ltd., ADR*.........................................      6,880,839
                                                                                                 -------------
   MULTI-LINE INSURANCE - (5.02%)
       726,796    American International Group, Inc. ..........................................     48,172,039
                                                                                                 -------------
   PROPERTY/CASUALTY INSURANCE - (15.17%)
           597    Berkshire Hathaway Inc., Class A*............................................     50,297,250
       922,500    Cincinnati Financial Corp. ..................................................     38,482,087
       337,300    FPIC Insurance Group, Inc.*..................................................      8,479,722
        88,200    Markel Corp.*................................................................     22,359,582
       311,000    Progressive Corp. (Ohio).....................................................     25,996,490
                                                                                                 -------------
                                                                                                   145,615,131
                                                                                                 -------------

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2003
DAVIS FINANCIAL FUND - CONTINUED

                                                                                                     VALUE
SHARES                                           SECURITY                                          (NOTE 1)
===============================================================================================================
COMMON STOCK - CONTINUED

   REINSURANCE - (12.95%)
       378,600    Everest Re Group, Ltd. ......................................................  $  32,029,560
     1,142,550    Transatlantic Holdings, Inc. ................................................     92,318,040
                                                                                                 -------------
                                                                                                   124,347,600
                                                                                                 -------------

                           Total Common Stock - (identified cost $614,890,644).................    967,217,439
                                                                                                 -------------

                  Total Investments - (100.76%) - (identified cost $614,890,644) - (a).........    967,217,439
                  Liabilities Less Other Assets - (0.76%)......................................     (7,284,087)
                                                                                                 -------------
                           Net Assets - (100%) ................................................  $ 959,933,352
                                                                                                 =============

*Non-Income Producing Security.

(a) Aggregate cost for Federal Income Tax purposes is $614,886,046. At December
31, 2003 unrealized appreciation (depreciation) of securities for Federal Income
Tax purposes is as follows:

                  Unrealized appreciation......................................................  $ 367,285,064
                  Unrealized depreciation......................................................    (14,953,671)
                                                                                                 -------------
                           Net unrealized appreciation.........................................  $ 352,331,393
                                                                                                 =============


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2003
DAVIS APPRECIATION & INCOME FUND

                                                                                                      VALUE
SHARES /PRINCIPAL                                SECURITY                                           (NOTE 1)
===============================================================================================================
CONVERTIBLE PREFERRED STOCK - (16.44%)

   AIRLINES - (2.07%)
       161,300    Continental Airlines Finance Trust II, 6.00%, 11/15/30, Cum. Conv. Pfd. .....  $   4,903,520
                                                                                                 -------------
   ENERGY - (5.57%)
       264,200    Kerr-McGee Corp. (Convertible into Devon Energy),
                        5.50%, 08/02/04, Conv. Pfd. ...........................................     13,183,580
                                                                                                 -------------
   FINANCIAL SERVICES - (1.73%)
        90,000    Household International, Inc., 8.875%, 02/15/06, Adjustable
                     Conversion-Rate Equity Security Cum. Conv. Pfd. ..........................      4,095,000
                                                                                                 -------------
   PROPERTY/CASUALTY INSURANCE - (0.83%)
        80,000    Travelers Property Casualty Corp., 4.50%, 04/15/32, Conv. Pfd. ..............      1,960,000
                                                                                                 -------------
   RENTAL AUTO/EQUIPMENT - (3.15%)
       166,700    United Rentals Trust I, 6.50%, 08/01/28, Conv. Pfd. .........................      7,438,988
                                                                                                 -------------
   UTILITIES - (3.09%)
      169,000AES Trust III, 6.75%, 10/15/29, Conv. Pfd. .......................................      7,309,250
                                                                                                 -------------

                           Total Convertible Preferred Stock - (identified cost $29,250,353)...     38,890,338
                                                                                                 -------------

CONVERTIBLE BONDS - (48.98%)

   BUILDING MATERIALS - (1.99%)
$   10,600,000    Masco Corp., Conv. Sr. Notes, Zero Cpn., 2.919%, 07/20/31 (c)(d).............      4,717,000
                                                                                                 -------------
   COMMERCIAL SERVICES - (1.16%)
     3,000,000    Quanta Services, Inc., Conv. Sub. Notes, 4.00%, 07/01/07.....................      2,748,750
                                                                                                 -------------
   EDUCATION - (3.27%)
     6,665,000    School Specialty, Inc., Conv. Sub. Notes, 6.00%, 08/01/08....................      7,731,400
                                                                                                 -------------
   ELECTRONICS - (5.58%)
     1,800,000    Fairchild Semiconductor Corp., Conv. Sr. Sub., 5.00%, 11/01/08...............      1,989,000
     8,220,000    International Rectifier Corp., Conv. Sub. Notes, 4.25%, 07/15/07.............      8,261,100
     2,300,000    InVision Technologies, Inc., Ser. 144A Conv. Sr. Notes, 3.00% 10/01/23 (b)...      2,952,625
                                                                                                 -------------
                                                                                                    13,202,725
                                                                                                 -------------
   FINANCIAL SERVICES - (10.86%)
    11,100,000    American Express Co., Ser. 144A Conv. Sr. Notes, 1.85%/Zero Cpn.,
                       12/01/33 (b)(e).........................................................     11,613,375
     7,160,000    NCO Group Inc., Conv. Sub. Notes, 4.75%, 04/15/06............................      7,303,200
    14,200,000    Providian Financial Corp., Conv. Notes, Zero Cpn., 6.58%, 02/15/21 (c)(d)....      6,780,500
                                                                                                 -------------
                                                                                                    25,697,075
                                                                                                 -------------
   GAMING/LOTTERY - (2.03%)
     2,600,000    GTECH Holdings Corp., Conv. Deb., 1.75%, 12/15/21............................      4,803,500
                                                                                                 -------------
   INDUSTRIAL - (4.04%)
     9,000,000    Sealed Air Corp., Ser. 144A Conv. Sr. Notes, 3.00%, 06/30/33 (b).............      9,562,500
                                                                                                 -------------

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2003
DAVIS APPRECIATION & INCOME FUND - CONTINUED

                                                                                                      VALUE
PRINCIPAL                                        SECURITY                                           (NOTE 1)
===============================================================================================================
CONVERTIBLE BONDS - CONTINUED

   MEDIA - (2.13%)
$    8,800,000    News America Inc., Conv. Notes, Zero Cpn., 3.35%, 02/28/21 (c)(d)............  $   5,038,000
                                                                                                 -------------

   MULTI-LINE INSURANCE - (3.46%)
     2,500,000    American International Group, Inc., Conv. Sr. Deb., Zero Cpn., 1.76%,
                      11/09/31 (c)(d)..........................................................      1,665,625
     6,895,000    American International Group, Inc., Conv. Sr. Notes, 0.50%, 05/15/07.........      6,515,775
                                                                                                 -------------
                                                                                                     8,181,400
                                                                                                 -------------
   PHARMACEUTICAL AND HEALTH CARE - (3.41%)
     8,000,000    Universal Health Services, Inc., Conv. Deb., 0.426%, 06/23/20................      5,310,000
     2,600,000    Valeant Pharmaceuticals International, Conv. Sub. Notes, 6.50%, 07/15/08.....      2,759,250
                                                                                                 -------------
                                                                                                     8,069,250
                                                                                                 -------------
   REAL ESTATE DEVELOPMENT - (1.80%)
     4,000,000    EOP Operating LP, Conv. Sr. Notes, 7.25%, 11/15/08...........................      4,250,000
                                                                                                 -------------
   RESIDENTIAL/COMMERCIAL BUILDING - (0.74%)
     1,600,000    WCI Communities, Inc., Ser. 144A Conv. Sr. Sub. Notes, 4.00%,
                      08/05/23 (b).............................................................      1,762,000
                                                                                                 -------------
   RETAILING - (2.87%)
     2,800,000    Costco Wholesale Corp., Conv. Sub. Notes, Zero Cpn., 1.03%,
                      08/19/17 (c)(d)..........................................................      2,383,500
     4,000,000    J. C. Penney Co., Inc., Conv. Sub. Notes, 5.00%, 10/15/08....................      4,410,000
                                                                                                 -------------
                                                                                                     6,793,500
                                                                                                 -------------
   TELECOMMUNICATIONS - (2.14%)
    10,268,000    United States Cellular Corp., Conv. Notes, Zero Cpn., 6.99%,
                      06/15/15 (c)(d)..........................................................      5,056,990
                                                                                                 -------------
   WASTE MANAGEMENT - (3.50%)
     7,650,000    Waste Connections, Inc., Conv. Sub. Notes, 5.50%, 04/15/06...................      8,290,688
                                                                                                 -------------

                           Total Convertible Bonds  - (identified cost $106,806,876)...........    115,904,778
                                                                                                 -------------

CORPORATE BONDS - (1.42%)

   ENERGY - (0.62%)
     1,300,000    Occidental Petroleum Corp., Sr. Notes, 6.75%, 01/15/12.......................      1,468,555
                                                                                                 -------------
   RETAILING - (0.80%)
     1,900,000    AutoZone, Inc., Sr. Notes, 5.50%, 11/15/15...................................      1,890,821
                                                                                                 -------------

                           Total Corporate Bonds  - (identified cost $3,403,125)...............      3,359,376
                                                                                                 -------------

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2003
DAVIS APPRECIATION & INCOME FUND - CONTINUED

                                                                                                      VALUE
SHARES                                           SECURITY                                           (NOTE 1)
===============================================================================================================
COMMON STOCK - (25.42%)

   BUILDING MATERIALS - (1.03%)
        88,700    Masco Corp. .................................................................  $   2,431,267
                                                                                                 -------------
   DIVERSIFIED FINANCIAL SERVICES - (2.29%)
      111,500Citigroup Inc. ...................................................................      5,412,210
                                                                                                 -------------
   DIVERSIFIED (REITS) - (2.89%)
      124,976Vornado Realty Trust..............................................................      6,842,436
                                                                                                 -------------
   ELECTRONICS - (1.09%)
        76,600    InVision Technologies, Inc.*.................................................      2,571,845
                                                                                                 -------------
   ENERGY - (0.26%)
        14,500    Occidental Petroleum Corp. ..................................................        612,480
                                                                                                 -------------
   MALLS (REITS) - (2.88%)
       245,667    General Growth Properties, Inc. .............................................      6,817,259
                                                                                                 -------------
   MORTGAGE (REITS) - (2.40%)
       208,900    Thornburg Mortgage, Inc. ....................................................      5,682,080
                                                                                                 -------------
   OFFICE /INDUSTRIAL (REITS) - (6.83%)
       81,556     Centerpoint Properties Trust.................................................      6,108,544
       245,160    SL Green Realty Corp. .......................................................     10,063,818
                                                                                                 -------------
                                                                                                    16,172,362
                                                                                                 -------------
   RESIDENTIAL/COMMERCIAL BUILDING - (1.19%)
       136,800    WCI Communities, Inc.*.......................................................      2,819,448
                                                                                                 -------------
   RETAILING - (2.75%)
        47,900    AutoZone, Inc.*..............................................................      4,081,559
        64,900    Costco Wholesale Corp.*......................................................      2,414,929
                                                                                                 -------------
                                                                                                     6,496,488
                                                                                                 -------------
   TECHNOLOGY - (1.81%)
      103,000SAP  AG-ADR.......................................................................      4,280,680
                                                                                                 -------------

                           Total Common Stock - (identified cost $39,200,037)..................     60,138,555
                                                                                                 -------------

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2003
DAVIS APPRECIATION & INCOME FUND - CONTINUED

                                                                                                      VALUE
PRINCIPAL                                        SECURITY                                           (NOTE 1)
===============================================================================================================
SHORT TERM INVESTMENTS - (7.35%)

$    4,892,000    Goldman, Sachs & Co. Joint Repurchase Agreement, 0.99%,
                   01/02/04, dated 12/31/03, repurchase value of $4,892,269
                   (collateralized by: U.S. Government obligations in a pooled cash account,
                   total market value $4,989,840)..............................................  $   4,892,000
     7,618,000    Nomura Securities International, Inc. Joint Repurchase Agreement, 1.03%,
                   01/02/04, dated 12/31/03, repurchase value of $7,618,436
                   (collateralized by: U.S. Government obligations in a pooled cash account,
                   total market value $7,770,360)..............................................      7,618,000
     4,892,000    UBS Financial Services Inc. Joint Repurchase Agreement, 1.00%,
                   01/02/04, dated 12/31/03, repurchase value of $4,892,272
                   (collateralized by: U.S. Government obligations in a pooled cash account,
                   total market value $4,989,840)..............................................      4,892,000
                                                                                                 -------------

                           Total Short Term Investments - (identified cost $17,402,000)........     17,402,000
                                                                                                 -------------


                  Total Investments - (99.61%) - (identified cost $196,062,391) - (a)..........    235,695,047
                  Other Assets Less Liabilities - (0.39%)......................................        911,623
                                                                                                 -------------
                           Net Assets - (100%) ................................................ $  236,606,670
                                                                                                 ==============


*Non-Income Producing Security.

(a) Aggregate cost for Federal Income Tax purposes is $196,062,391. At December 31, 2003 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

                  Unrealized appreciation......................................................  $  41,115,265
                  Unrealized depreciation......................................................     (1,482,609)
                                                                                                 -------------
                           Net unrealized appreciation.........................................  $  39,632,656
                                                                                                 =============

(b) These securities are subject to Rule 144A. The Board of Directors of the Fund has determined that there is sufficient liquidity in these securities to realize current valuations. These securities amounted to $25,890,500, or 10.94% of the Fund's net assets, as of December 31, 2003.

(c) As of December 31, 2003 zero coupon bonds represented $25,641,615 or 10.84% of the Fund's net assets. Because zero coupon bonds pay no interest their value is generally more volatile than the value of other debt securities.

(d) Zero coupon bonds reflect effective yield on the date of purchase.

(e) Represents a step-down bond: a bond that pays one coupon rate for an initial period followed by a lower coupon rate.


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2003
DAVIS REAL ESTATE FUND

                                                                                                      VALUE
SHARES                                           SECURITY                                           (NOTE 1)
===============================================================================================================
COMMON STOCK - (95.00%)

   APARTMENTS (REITS) - (13.60%)
       297,941    Archstone-Smith Trust........................................................  $   8,336,389
       279,070    Avalonbay Communities, Inc. .................................................     13,339,546
         1,033    Equity Residential...........................................................         30,484
       195,133    Essex Property Trust, Inc. ..................................................     12,531,441
       241,249    Home Properties of New York, Inc. ...........................................      9,744,047
       627,821    United Dominion Realty Trust, Inc. ..........................................     12,054,163
                                                                                                 -------------
                                                                                                    56,036,070
                                                                                                 -------------
   DIVERSIFIED - (3.57%)
       386,548    Catellus Development Corp. (reclassified to a REIT effective 01/01/04).......      9,323,538
       113,442    Forest City Enterprises, Inc., Class A.......................................      5,389,629
                                                                                                 -------------
                                                                                                    14,713,167
                                                                                                 -------------
   DIVERSIFIED (REITS) - (10.19%)
       430,873    Duke Realty Corp. ...........................................................     13,357,063
       355,082    Liberty Property Trust.......................................................     13,812,690
       270,962    Vornado Realty Trust.........................................................     14,835,170
                                                                                                 -------------
                                                                                                    42,004,923
                                                                                                 -------------
   FINANCIAL SERVICES (REITS) - (2.44%)
       259,000    iStar Financial Inc. ........................................................     10,075,100
                                                                                                 -------------
   FORESTRY - (1.64%)
       162,619    Rayonier Inc. (reclassified to a REIT effective 01/01/04)....................      6,750,315
                                                                                                 -------------
   FORESTRY (REITS) - (3.40%)
       459,598    Plum Creek Timber Co., Inc. .................................................     13,994,759
                                                                                                 -------------
   HOTELS & LODGING - (1.20%)
       137,894    Starwood Hotels & Resorts Worldwide, Inc. ...................................      4,960,047
                                                                                                 -------------
   INDUSTRIAL (REITS) - (10.72%)
       389,127    Centerpoint Properties Trust.................................................     29,145,612
       468,992    ProLogis.....................................................................     15,049,953
                                                                                                 -------------
                                                                                                    44,195,565
                                                                                                 -------------
   MALLS (REITS) - (11.36%)
       144,900    CBL & Associates Properties, Inc. ...........................................      8,186,850
       547,557    General Growth Properties, Inc. .............................................     15,194,707
       209,779    Rouse Co. ...................................................................      9,859,613
       293,453    Simon Property Group, Inc. ..................................................     13,598,612
                                                                                                 -------------
                                                                                                    46,839,782
                                                                                                 -------------
   OFFICE SPACE (REITS) - (19.13%)
       275,313    Alexandria Real Estate Equities, Inc. .......................................     15,940,623
       397,000    Arden Realty, Inc. ..........................................................     12,044,980
        86,542    Boston Properties, Inc. .....................................................      4,170,459
       438,356    CarrAmerica Realty Corp. ....................................................     13,054,242
       226,138    Corporate Office Properties Trust............................................      4,748,898
       353,630    Equity Office Properties Trust...............................................     10,131,499

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2003
DAVIS REAL ESTATE FUND - CONTINUED

                                                                                                      VALUE
SHARES                                           SECURITY                                           (NOTE 1)
===============================================================================================================
COMMON STOCK - CONTINUED

   OFFICE SPACE (REITS) - CONTINUED
       123,919    Parkway Properties, Inc. ....................................................  $   5,155,030
       330,958    SL Green Realty Corp. .......................................................     13,585,826
                                                                                                 -------------
                                                                                                    78,831,557
                                                                                                 -------------
   OUTLET CENTERS (REITS) - (4.92%)
       370,100    Chelsea Property Group, Inc. ................................................     20,285,181
                                                                                                 -------------
   RESIDENTIAL/COMMERCIAL BUILDING - (3.11%)
       622,500    WCI Communities, Inc.*.......................................................     12,829,725
                                                                                                 -------------
   SHOPPING CENTERS (REITS) - (9.72%)
       515,008    Developers Diversified Realty Corp. .........................................     17,288,819
       229,295    Kimco Realty Corp. ..........................................................     10,260,951
       314,078    Regency Centers Corp. .......................................................     12,516,008
                                                                                                 -------------
                                                                                                    40,065,778
                                                                                                 -------------

                           Total Common Stock - (identified cost $274,972,782).................    391,581,969
                                                                                                 -------------

PREFERRED STOCK - (0.64%)

   APARTMENTS (REITS) - (0.64%)
        43,700    Equity Residential, 7.00%, Series E, Cum. Conv. Pfd. ........................      1,447,563
        32,000    Equity Residential, 8.60%, Series D, Cum. Pfd. ..............................        894,560
        10,000    Equity Residential, 9.125%, Series C, Cum. Pfd. .............................        276,950
                                                                                                 -------------
                           Total Preferred Stock - (identified cost $2,204,017)................      2,619,073
                                                                                                 -------------

DAVIS SERIES, INC.
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2003
DAVIS REAL ESTATE FUND - CONTINUED

                                                                                                      VALUE
PRINCIPAL                                        SECURITY                                           (NOTE 1)
===============================================================================================================
SHORT TERM INVESTMENTS - (3.87%)

$    4,490,000    Goldman, Sachs & Co. Joint Repurchase Agreement, 0.99%,
                   01/02/04, dated 12/31/03, repurchase value of $4,490,247
                   (collateralized by: U.S. Government obligations in a pooled cash account,
                   total market value $4,579,800).............................................. $    4,490,000
     6,993,000    Nomura Securities International, Inc. Joint Repurchase Agreement, 1.03%,
                   01/02/04, dated 12/31/03, repurchase value of $6,993,400
                   (collateralized by: U.S. Government obligations in a pooled cash account,
                   total market value $7,132,860)..............................................      6,993,000
     4,490,000    UBS Financial Services Inc. Joint Repurchase Agreement, 1.00%,
                   01/02/04, dated 12/31/03, repurchase value of $4,490,249
                   (collateralized by: U.S. Government obligations in a pooled cash account,
                   total market value $4,579,800)..............................................      4,490,000
                                                                                                --------------

                           Total Short Term Investments - (identified cost $15,973,000)........     15,973,000
                                                                                                --------------

                  Total Investments - (99.51%) - (identified cost $293,149,799) - (a)..........    410,174,042
                  Other Assets Less Liabilities - (0.49%)......................................      2,031,292
                                                                                                --------------
                           Net Assets - (100%)................................................. $  412,205,334
                                                                                                ==============

*Non-Income Producing Security.

(a) Aggregate cost for Federal Income Tax purposes is $295,164,061. At December
31, 2003 unrealized appreciation (depreciation) of securities for Federal Income
Tax purposes is as follows:

                  Unrealized appreciation...................................................... $  115,537,973
                  Unrealized depreciation.....................................................        (527,992)
                                                                                                --------------
                           Net unrealized appreciation......................................... $  115,009,981
                                                                                                ==============

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
STATEMENTS OF ASSETS AND LIABILITIES
At December 31, 2003
================================================================================

                                                                        DAVIS
                                                     DAVIS           GOVERNMENT                         DAVIS
                                     DAVIS         GOVERNMENT           MONEY          DAVIS        APPRECIATION        DAVIS
                                  OPPORTUNITY        BOND               MARKET        FINANCIAL        & INCOME       REAL ESTATE
                                      FUND           FUND               FUND            FUND            FUND             FUND
                                      ----           ----               ----            ----            ----             ----
ASSETS:
Investments in securities, at
   value * (see accompanying
   Schedules of Investments) .   $ 371,623,604    $ 110,511,237   $  553,686,128   $ 967,217,439    $ 235,695,047    $ 410,174,042
Cash .........................           7,144            4,392           14,979          15,187            4,023            6,873
Receivables:
   Dividends and interest ....         257,139        1,118,355        2,208,033       1,529,202        1,076,596        1,931,457
   Capital stock sold ........       2,273,915          127,788       25,290,024       1,009,374          916,453        1,087,253
   Investment securities sold             --               --               --              --               --            357,235
                                 -------------    -------------   --------------   -------------    -------------    -------------
           Total assets ......     374,161,802      111,761,772      581,199,164     969,771,202      237,692,119      413,556,860
                                 -------------    -------------   --------------   -------------    -------------    -------------
LIABILITIES:
Payables:
   Investment securities
      purchased ..............       4,567,392       10,065,479        7,999,597            --               --               --
   Capital stock reacquired ..       2,319,222          529,587        1,391,246       3,014,291          674,692          557,636
   Accrued expenses ..........         155,056           79,852          124,419         378,375          106,122          251,416
Accrued management fees ......         233,339           48,437          252,647         547,320          159,678          269,058
Note payable to bank (Note 7)             --               --               --         5,225,000             --               --
Distribution and service plan
   fees (Note 3) .............         266,687          103,571             --           672,864          144,957          273,416
                                 -------------    -------------   --------------   -------------    -------------    -------------
          Total liabilities ..       7,541,696       10,826,926        9,767,909       9,837,850        1,085,449        1,351,526
                                 -------------    -------------   --------------   -------------    -------------    -------------
NET ASSETS ...................   $ 366,620,106    $ 100,934,846   $  571,431,255   $ 959,933,352    $ 236,606,670    $ 412,205,334
                                 =============    =============   ==============   =============    =============    =============

NET ASSETS CONSIST OF:
Par value of shares of capital
  stock ......................   $     186,839    $     176,559   $    5,714,313   $     269,707    $      95,027    $     135,932
  Additional paid-in capital .     306,376,119      105,487,899      565,716,942     627,651,681      207,426,755      325,923,224
Overdistributed net investment
  income .....................         (13,190)            --               --              --           (108,264)      (1,104,642)
Accumulated net realized
  losses from investment and
  foreign currency
  transactions ...............     (16,819,021)      (5,063,593)            --       (20,323,448)     (10,439,504)     (29,773,423)
Net unrealized appreciation
  on investments and foreign
  currency transactions ......      76,889,359          333,981             --       352,335,412       39,632,656      117,024,243
                                 -------------    -------------   --------------   -------------    -------------    -------------
                                 $ 366,620,106    $ 100,934,846   $ 571,431,255    $ 959,933,352    $ 236,606,670    $ 412,205,334
                                 =============    =============   ==============   =============    =============    =============

* Including repurchase agreements of $42,343,000, $14,659,000, $124,733,000,
$17,402,000 and $15,973,000 for Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Appreciation & Income Fund and Davis Real Estate Fund, respectively, and cost of $294,715,130, $110,177,256, $553,686,128, $614,890,644, $196,062,391 and $293,149,799 for Davis Opportunity
Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Appreciation & Income Fund and Davis Real Estate Fund, respectively.

DAVIS SERIES, INC.
STATEMENTS OF ASSETS AND LIABILITIES - Continued
At December 31, 2003
================================================================================

                                                                       DAVIS
                                                     DAVIS           GOVERNMENT                          DAVIS
                                      DAVIS        GOVERNMENT          MONEY            DAVIS         APPRECIATION       DAVIS
                                   OPPORTUNITY        BOND             MARKET         FINANCIAL         & INCOME      REAL ESTATE
                                       FUND           FUND              FUND             FUND             FUND            FUND
                                       ----           ----              ----             ----             ----            ----
CLASS A SHARES
   Net assets..............       $204,015,247     $25,167,579      $496,616,048     $535,299,670     $114,002,975   $190,505,098
   Shares outstanding......          9,964,240       4,395,685       496,616,048       14,635,854        4,569,914      6,283,534
   Net asset value and redemp-
     tion price per share (net
     assets/shares outstanding)        $ 20.47         $  5.73           $  1.00          $ 36.57         $  24.95       $  30.32
                                       =======         =======           =======          =======         ========       ========
   Maximum offering price per
     share (100/95.25 of net
     asset value)..........            $ 21.49         $  6.02           $  1.00          $ 38.39         $  26.19       $  31.83
                                       =======         =======           =======          =======         ========       ========
CLASS B SHARES
   Net assets..............       $ 96,853,935     $62,548,894      $ 64,952,207     $304,513,252     $ 72,180,556   $110,302,997
   Shares outstanding......          5,298,888      10,953,452        64,952,207        8,898,798        2,919,924      3,652,622
   Net asset value, offering and
     redemption price per share
     (net assets/shares
     outstanding)..........            $ 18.28         $  5.71           $  1.00          $ 34.22         $  24.72       $  30.20
                                       =======         =======           =======          =======         ========       ========

CLASS C SHARES
   Net assets..............       $ 59,174,247     $12,955,328      $  9,863,000     $108,557,032     $ 24,530,654   $ 57,657,160
   Shares outstanding......          3,106,600       2,261,146         9,863,000        3,123,771          978,863      1,895,682
   Net asset value, offering and
     redemption price per share
     (net assets/shares
     outstanding)..........            $ 19.05         $  5.73           $  1.00          $ 34.75         $  25.06       $  30.41
                                       =======         =======           =======          =======         ========       ========

CLASS Y SHARES
   Net assets..............       $  6,576,677     $   263,045      $       -        $ 11,563,398     $ 25,892,485   $ 53,740,079
   Shares outstanding......            314,167          45,582              -             312,232        1,033,961      1,761,340
   Net asset value, offering and
     redemption price per share
     (net assets/shares
     outstanding)..........            $ 20.93         $  5.77           $  -             $ 37.03         $  25.04       $  30.51
                                       =======         =======           =======          =======         ========       ========



SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
STATEMENTS OF OPERATIONS
For the year ended December 31, 2003
================================================================================

                                                                 DAVIS
                                                   DAVIS       GOVERNMENT                     DAVIS
                                     DAVIS       GOVERNMENT      MONEY         DAVIS       APPRECIATION      DAVIS
                                  OPPORTUNITY       BOND         MARKET      FINANCIAL       & INCOME     REAL ESTATE
                                      FUND          FUND          FUND          FUND           FUND           FUND
                                      ----          ----          ----          ----           ----           ----
INVESTMENT  INCOME (LOSS):
Income:
   Dividends...................   $ 1,964,941   $     -      $       -     $  11,245,531  $   4,460,148   $16,198,026
   Interest....................       224,285    4,500,507      7,271,982          2,095      4,519,153       160,499
                                  -----------   ----------    -----------  -------------   ------------   -----------
           Total income*.......     2,189,226    4,500,507      7,271,982     11,247,626      8,979,301    16,358,525
                                  -----------   ----------    -----------  -------------   ------------   -----------
Expenses:
   Management fees (Note 2)....     1,956,402      728,912      2,761,970      5,250,471      1,501,968     2,487,850
   Custodian fees..............        97,140       57,731        104,948        177,528         61,613        80,351
   Transfer agent fees
      Class A..................       280,125       84,292        106,222        608,778         85,966       443,318
      Class B..................       160,306      170,615        189,505        613,994        101,992       168,392
      Class C..................        82,930       44,879         40,173        220,403         30,087        67,324
      Class Y..................         3,711          914           -            16,824          3,249         7,848
   Audit fees..................        12,000        9,600         18,000         30,000         13,000        18,000
   Legal fees..................         5,627        3,086         12,677         17,315          4,308         7,291
   Accounting fees (Note 2)....         6,504        2,496         37,500         14,496          7,500         9,504
   Reports to s hareholders....        74,424       51,202        157,152        272,937         65,236       115,664
   Directors' fees and expenses        22,198       11,495         48,448         60,146         16,165        27,600
   Registration and filing fees        76,155       61,329         79,059         77,314         62,148        74,677
   Interest expense............          -            -              -           283,607            -            -
   Miscellaneous...............        10,390        6,836          8,718         13,836          9,433         9,010
   Distribution plan payments
      (Note 3)
      Class A..................       353,727       70,274           -           893,023        134,549       310,828
      Class B..................       759,343      927,408           -         2,715,260        626,165       974,030
      Class C..................       418,464      211,914           -           951,017        194,971       448,106
                                  -----------   ----------    -----------  -------------   ------------   -----------
           Total expenses......     4,319,446    2,442,983      3,564,372     12,216,949      2,918,350     5,249,793
           Expenses paid
           indirectly (Note 6).           (61)      (1,420)           (33)           (43)        (1,637)          (85)
                                  -----------   ----------    -----------  -------------  -------------   -----------
           Net expenses........     4,319,385    2,441,563      3,564,339     12,216,906      2,916,713     5,249,708
                                  -----------   ----------    -----------  -------------  -------------   -----------
               Net investment
                 income (loss).    (2,130,159)   2,058,944      3,707,643       (969,280)     6,062,588    11,108,817
                                  -----------   ----------    -----------   ------------  -------------   -----------

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:
   Investment transactions......    8,107,071     (359,776)          -        (5,596,098)     7,343,322    21,058,102
   Foreign currency transactions    (102,190)         -              -            (4,058)        -             -
   Payments by affiliates
   (Note 8).....................        -             -              -            53,899         -             -
Net change in unrealized
   appreciation (depreciation)
   on investments...............   85,955,527   (2,861,074)          -       265,021,185     34,177,842    78,032,713
Net realized and unrealized
   gain (loss) on investments,
   foreign currency and
   payments by affiliates.......   93,960,408   (3,220,850)          -       259,474,928     41,521,164    99,090,815
                                  -----------   ----------    -----------  -------------  -------------   -----------
Net increase (decrease) in net
   assets resulting from
   operations.................... $91,830,249  $(1,161,906)   $ 3,707,643   $258,505,648  $,547,583,752  $110,199,632
                                  ===========  ============   ===========  =============  =============  ============
*Net of foreign taxes
   withheld as follows:........   $    68,188         -              -     $     169,930  $       4,462        -



SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
STATEMENTS OF CHANGES IN NET ASSETS
For the year ended December 31, 2003
================================================================================

                                                                         DAVIS
                                                        DAVIS          GOVERNMENT                         DAVIS
                                        DAVIS         GOVERNMENT         MONEY           DAVIS         APPRECIATION       DAVIS
                                     OPPORTUNITY         BOND            MARKET        FINANCIAL        & INCOME       REAL ESTATE
                                         FUND            FUND             FUND            FUND             FUND            FUND
                                         ----            ----             ----            ----             ----            ----
OPERATIONS:
   Net investment income (loss)      $ (2,130,159)    $ 2,058,944     $  3,707,643    $   (969,280)    $  6,062,588    $ 11,108,817
   Net realized gain (loss)
     from investments, foreign
     currency transactions and
     payments by affiliates.....        8,004,881        (359,776)           -          (5,546,257)       7,343,322      21,058,102
   Net change in unrealized
     appreciation (depreciation)
     on investments.............       85,955,527      (2,861,074)           -         265,021,185      234,177,842      78,032,713
                                     ------------     -----------     ------------    ------------     ------------    ------------
   Net increase (decrease) in
     net assets resulting from
     operations.................       91,830,249      (1,161,906)       3,707,643     258,505,648       47,583,752     110,199,632

DIVIDENDS AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
   Net investment income
     Class A....................            -            (939,476)      (3,030,824)          -           (3,169,642)     (5,457,140)
     Class B....................            -          (2,220,220)        (573,686)          -           (1,486,135)     (2,657,604)
     Class C....................            -            (513,605)        (103,133)          -             (471,640)     (1,270,880)
     Class Y....................            -              (9,960)           -               -             (784,321)     (1,762,206)

   Return of capital
     Class A....................            -            (141,736)           -               -                -               -
     Class B....................            -            (334,957)           -               -                -               -
     Class C....................            -             (77,486)           -               -                -               -
     Class Y....................            -              (1,503)           -               -                -               -

CAPITAL SHARE
   TRANSACTIONS:

   Net increase (decrease) in net
   assets resulting from capital
   share transactions (Note 5)
     Class A....................       42,046,787      (3,547,884)      14,300,096     (21,859,683)      13,394,503       1,886,118
     Class B....................        2,210,628     (33,496,548)     (33,592,355)     (50,133,161)      5,835,144      (9,420,912)
     Class C....................        6,386,249     (11,354,937)     (10,188,560)    (15,495,779)       5,995,166       6,420,884
     Class Y....................          420,673         (20,794)           -          (4,653,864)       1,760,374       1,188,152
                                     ------------     -----------     ------------    ------------    -------------    ------------
      Total increase (decrease)
       in net assets............      142,894,586      (53,821,012)    (29,480,819)    166,363,161       68,657,201      99,126,044

NET ASSETS:
   Beginning of year............      223,725,520     154,755,858      600,912,074     793,570,191      167,949,469     313,079,290
                                     ------------     -----------    -------------    ------------    -------------    ------------

   End of year..................     $366,620,106     $100,934,846   $ 571,431,255    $959,933,352    $ 236,606,670    $412,205,334
                                     ============     ============   =============    ============    =============    ============
     Including overdistributed
       net investment income of.    $   (127,750)         -                 -               -        $    (108,264)   $ (1,104,642)


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
STATEMENTS OF CHANGES IN NET ASSETS
For the year ended December 31, 2002
================================================================================

                                                                     DAVIS
                                                     DAVIS         GOVERNMENT                          DAVIS
                                      DAVIS        GOVERNMENT        MONEY            DAVIS         APPRECIATION         DAVIS
                                   OPPORTUNITY        BOND           MARKET         FINANCIAL        & INCOME         REAL ESTATE
                                       FUND           FUND            FUND             FUND             FUND              FUND
                                       ----           ----            ----             ----             ----              ----
OPERATIONS:
   Net investment income (loss)   $ (1,833,863)   $  2,965,415    $  7,471,658   $   (2,074,736)    $  5,611,569      $  9,729,276
   Net realized gain (loss)
     from investments and
     foreign currency
     transactions..............    (13,042,113)      1,344,807           -           13,674,904       (4,672,750)       16,157,222
   Net change in unrealized
     appreciation
     (depreciation) of
     investments...............    (21,188,401)      3,352,412           -         (232,161,019)      (3,440,637)       (7,771,852)
                                  ------------    ------------    ------------   ---------------    ------------      ------------
   Net increase (decrease) in
     net assets resulting from
     operations................    (36,064,377)      7,662,634       7,471,658     (220,560,851)      (2,501,818)       18,114,646

DIVIDENDS AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:

   Net investment income
     Class A...................          -            (925,095)     (6,276,990)           -           (3,159,994)       (5,493,165)
     Class B...................          -          (1,975,599)       (980,851)           -           (1,579,476)       (2,605,151)
     Class C...................          -            (573,641)       (212,810)           -             (359,953)       (1,102,708)
     Class Y...................          -             (15,995)         (1,007)           -             (802,671)       (1,593,881)

   Distribution in excess of
   net investment income
     Class A...................          -             (28,819)          -                -               -                 -
     Class B...................          -             (61,544)          -                -               -                 -
     Class C...................          -             (17,870)          -                -               -                 -
     Class Y...................          -                (498)          -                -               -                 -

CAPITAL SHARE TRANSACTIONS:

   Net increase (decrease) in
   net assets resulting from
   capital share transactions
   (Note 5)
     Class A...................     27,654,851      10,766,160      51,152,572      (73,353,074)      (4,200,854)      (27,771,000)
     Class B...................     10,889,790      59,445,624      39,054,115      (67,437,248)      (1,630,138)        2,456,360
     Class C...................     14,393,313      12,125,784       4,992,943      (23,845,222)       2,220,625        (1,659,083)
     Class Y...................        704,162        (156,894)           (540)      (6,463,387)        (386,978)         (576,771)
                                  ------------    ------------   -------------   --------------     ------------      ------------

       Total increase (decrease)
         in net assets.........     17,577,739      86,244,247      95,199,090     (391,659,782)     (12,401,257)      (20,230,753)

NET ASSETS:
   Beginning of year...........    206,147,781      68,511,611     505,712,984    1,185,229,973      180,350,726       333,310,043
                                  ------------    ------------   -------------   --------------     ------------      ------------

   End of year.................   $223,725,520    $154,755,858   $ 600,912,074   $  793,570,191     $167,949,469      $313,079,290
                                  ============    ============   =============   ==============     ============      ============
     Including overdistributed
       net investment income of   $     (5,401)          -               -               -          $   (290,621)     $ (1,065,629)

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 2003
================================================================================
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    Davis Series, Inc. (the Company) is registered under the Investment Company Act of 1940 (the 40 Act) as amended, as an open-end management investment company. Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund and Davis Appreciation & Income Fund are diversified under the 40 Act. Davis Real Estate Fund is non-diversified under the 40 Act. The Company operates as a series issuing shares of common stock in the following six series (collectively "the Funds"):

DAVIS OPPORTUNITY FUND seeks to achieve growth of capital. It invests primarily in common stocks and other equity securities, and may invest in both domestic and foreign issuers.

DAVIS GOVERNMENT BOND FUND seeks to achieve current income. It invests in debt securities which are obligations of, or which are guaranteed by, the U.S. Government, its agencies or instrumentalities.

DAVIS GOVERNMENT MONEY MARKET FUND seeks to achieve as high a level of current income as is consistent with the principle of preservation of capital and maintenance of liquidity. It invests in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities. There is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

DAVIS FINANCIAL FUND seeks to achieve growth of capital. It invests primarily in common stocks and other equity securities, and will concentrate investments in companies principally engaged in the banking and financial services industries.

DAVIS APPRECIATION & INCOME FUND seeks to achieve total return. Under normal circumstances, the Fund invests in a diversified portfolio of convertible securities, common stock and fixed income securities. It may invest in lower rated bonds commonly known as "junk bonds". Davis Convertible Securities Fund changed its name to Davis Appreciation & Income Fund on July 1, 2003.

DAVIS REAL ESTATE FUND seeks to achieve total return through a combination of growth and income. It invests primarily in securities of companies principally engaged in or related to the real estate industry or which own significant real estate assets or which primarily invest in real estate financial instruments.

    Because of the risk inherent in any investment program, the Company cannot ensure that the investment objective of any of its series will be achieved.

    The Company accounts separately for the assets, liabilities and operations of each series. Each series offers shares in four classes, Class A, Class B, Class C and Class Y. The Class A shares are sold with a front-end sales charge, except for shares of Davis Government Money Market Fund which are sold at net asset value. Class B and C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each Class' distribution arrangement), liquidation and distributions. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
December 31, 2003
================================================================================
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

A. VALUATION OF SECURITIES - Portfolio securities listed on national securities exchanges are valued at the last reported sales price on the day of valuation. Securities traded in the over the counter market and listed securities for which no sale was reported on that date are stated at the average of closing bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by a significant event occurring after the close of their primary markets, are valued at fair value as determined in good faith by the Board of Directors. Short-term obligations are valued at amortized cost, which approximates fair value. The valuation procedures are reviewed and subject to approval by the Board of Directors.

B. MASTER REPURCHASE AGREEMENTS - The Funds, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

C. CURRENCY TRANSLATION - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. dollar based upon the mean between the bid and offered quotations of the currencies against U.S. dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

D. FOREIGN CURRENCY - The Funds may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the forward currency contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Funds to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

    Reported net realized foreign exchange gains or losses arise from sales and maturities of investments, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Funds include foreign currency gains and losses realized on the sale of investments together with market gains and losses on such investments in the statement of operations.

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
December 31, 2003
================================================================================
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

E. FEDERAL INCOME TAXES - It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income or excise tax is required. At December 31, 2003, Davis Government Bond Fund had approximately $56,000 of post October 2003 losses available to offset future capital gains if any, which expire in 2012. At December 31, 2003, each Fund had available for federal income tax purposes unused capital loss carryforwards as follows:


                                            DAVIS                             DAVIS
                        DAVIS            GOVERNMENT           DAVIS       APPRECIATION         DAVIS
                     OPPORTUNITY            BOND            FINANCIAL       & INCOME        REAL ESTATE
 EXPIRING               FUND                FUND              FUND            FUND             FUND
 --------               ----                ----              ----            ----             ----
12/31/2007          $       -           $    1,973,000   $       -        $       -       $   13,160,000
12/31/2008                  -                  906,000           -                -           19,154,000
12/31/2009               4,534,000             -              1,026,000        1,300,000         -
12/31/2010              10,218,000             -                 -             9,248,000         -
12/31/2011                  -                2,128,000       19,302,000           -              -
                    --------------      --------------   --------------   --------------  --------------
  TOTAL             $   14,752,000      $    5,007,000   $   20,328,000   $   10,548,000  $   32,314,000


F. USE OF ESTIMATES IN FINANCIAL STATEMENTS - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

G. SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
December 31, 2003
================================================================================
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses) and net unrealized appreciation (depreciation) of investments may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, the tax deferral of losses on "wash sale" transactions, tax treatment of paydowns on fixed income securities and net operating losses. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Funds. The Funds adjust the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2003, for Davis Opportunity Fund, amounts have been reclassified to reflect a decrease in undistributed net investment loss of $2,122,370, a decrease in accumulated net realized loss of $102,190 and a decrease in additional paid in capital of $2,224,560; for Davis Government Bond Fund, amounts have been reclassified to reflect a decrease in undistributed net investment loss of $2,179,999, an increase in accumulated net realized loss of $1,624,317 and a decrease in additional paid in capital of $555,682; for Davis Financial Fund, amounts have been reclassified to reflect a decrease in undistributed net investment loss of $969,280, a decrease in accumulated net realized loss of $4,058 and a decrease in additional paid in capital of $973,338; for Davis Appreciation & Income Fund, amounts have been reclassified to reflect a decrease in undistributed net investment loss of $31,507 and a corresponding decrease in paid in capital.

The tax character of distributions paid during the years ended December 31, 2003 and 2002, was as follows:

                                                   Ordinary            Return of
                                                    Income              Capital           Total
                                                    ------              -------           -----
Davis Government Bond Fund
    2003......................................... $ 3,683,261        $    555,682     $   4,238,943
    2002.........................................   3,599,061                -            3,599,061

Davis Government Money
   Market Fund
    2003.........................................   3,707,643                -            3,707,643
    2002.........................................   7,471,658                -            7,471,658

Davis Appreciation & Income Fund
    2003.........................................   5,911,738                -            5,911,738
    2002.........................................   5,902,094                -            5,902,094

Davis Real Estate Fund
    2003.........................................  11,147,830                -           11,147,830
    2002.........................................  10,794,905                -           10,794,905


DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
December 31, 2003
================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

As of December 31, 2003 the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                                      DAVIS                          DAVIS         DAVIS
                                        DAVIS      GOVERNMENT        DAVIS       APPRECIATION       REAL
                                     OPPORTUNITY      BOND         FINANCIAL       & INCOME        ESTATE
                                         FUND         FUND           FUND            FUND           FUND
                                         ----         ----           ----            ----           ----
Undistributed net investment
  income ........................   $      -       $     -      $      -         $     -        $   3,449,861
Accumulated net realized losses
  from investments and foreign        (14,764,744)  (5,063,593)   (20,328,046)    (10,547,768)    (32,313,664)
  currency transactions ........
Net unrealized appreciation
   on investments ..............       74,821,893      333,981    352,340,010      39,632,656     115,009,981
                                    -------------  -----------  -------------    ------------   -------------

  Total ........................    $  60,057,149  $(4,729,612) $ 332,011,964    $ 29,084,888   $  86,146,178
                                    =============  ===========  =============    ============   =============


I. RECLASSIFICATIONS - For Davis Government Bond Fund certain prior year amounts have been reclassified to conform with the 2003 presentation.

NOTE 2 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATE

    Advisory fees are paid monthly to Davis Advisors, the Funds' investment adviser (the "Adviser"). The fee for the Davis Government Money Market Fund is 0.50% of the first $250 million of average net assets, 0.45% of the next $250 million of average net assets and 0.40% of average net assets in excess of $500 million. The fee for the Davis Government Bond Fund is 0.50% of average net assets. The fee for each of the Davis Opportunity Fund, Davis Financial Fund, Davis Appreciation & Income Fund and Davis Real Estate Fund is 0.75% of the average net assets for the first $250 million, 0.65% of the average net assets on the next $250 million, and 0.55% of the average net assets in excess of $500 million. Advisory fees paid during the year ended December 31, 2003, approximated 0.74%, 0.50%, 0.46%, 0.64%, 0.75% and 0.72% of average net assets for Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Appreciation & Income Fund and Davis Real Estate Fund, respectively.

    The Adviser is paid for registering fund shares for sale in various states. The fee for the year December 31, 2003 for the Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Appreciation & Income Fund and Davis Real Estate Fund, amounted to $9,996 for each fund. State Street Bank & Trust Company ("State Street Bank") is the Funds' primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee for these services for the year ended December 31, 2003 for the Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Appreciation & Income Fund and Davis Real Estate Fund amounted to $42,263, $19,342, $29,634, $142,944, $19,516 and $66,899, respectively. State Street Bank is the Funds' primary accounting provider. Fees for such services are included in the custodian fee as State Street Bank also serves as the Funds' custodian. The Adviser is also paid for certain accounting services. The fee for the year ended December 31, 2003 for the Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Appreciation & Income Fund and Davis Real Estate Fund amounted to $6,504, $2,496, $37,500, $14,496, $7,500 and
$9,504, respectively. Certain directors and officers of the Funds are also directors and officers of the general partner of the Adviser.

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
December 31, 2003
================================================================================

NOTE 2 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATE - (CONTINUED)

    Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Funds. DSA-NY performs research and portfolio management services for the Funds under a Sub-Advisory Agreement with the Adviser. The Funds pay no fees directly to DSA-NY.

NOTE 3 - DISTRIBUTION AND UNDERWRITING FEES

    CLASS A SHARES OF DAVIS OPPORTUNITY FUND, DAVIS GOVERNMENT BOND FUND, DAVIS FINANCIAL FUND, DAVIS APPRECIATION & INCOME FUND AND DAVIS REAL ESTATE FUND

    Class A shares of the Funds are sold at net asset value plus a sales charge and are redeemed at net asset value (without a contingent deferred sales charge).

    During the year ended December 31, 2003, Davis Distributors, LLC, the Funds' Underwriter (the "Underwriter" or "Distributor") received $244,392, $28,604, $261,889, $167,499 and $221,635 from commissions earned on sales of Class A shares of the Davis Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Appreciation & Income Fund and Davis Real Estate Fund, respectively, of which $38,002, $4,372, $34,909, $26,145 and $34,762 was retained by the Underwriter and the remaining $206,390, $24,232, $226,980, $141,354 and $186,873 was re-allowed to investment dealers. The Underwriter paid the costs of prospectuses in excess of those required to be filed as part of the Funds' registration statement, sales literature and other expenses assumed or incurred by it in connection with such sales.

    The Underwriter is reimbursed for amounts paid to dealers as a service fee or commissions with respect to Class A shares sold by dealers which remain outstanding during the period. The service fee is paid at the annual rate up to 1/4 of 1% of the average net assets maintained by the responsible dealers. The Underwriter is not reimbursed for accounts in which the Underwriter pays no service fees to other firms. The service fee for Class A shares of the Davis Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Appreciation & Income Fund and Davis Real Estate Fund for the year ended December 31, 2003 was $353,727, $70,274, $893,023, $134,549 and $310,828,
respectively.

    CLASS B SHARES OF DAVIS OPPORTUNITY FUND, DAVIS GOVERNMENT BOND FUND, DAVIS FINANCIAL FUND, DAVIS APPRECIATION & INCOME FUND AND DAVIS REAL ESTATE FUND

    Class B shares of the Funds are sold at net asset value and are redeemed at net asset value. A contingent deferred sales charge may be assessed on shares redeemed within six years of purchase.

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
December 31, 2003
================================================================================
NOTE 3 - DISTRIBUTION AND UNDERWRITING FEES - (CONTINUED)

    Each of the Class B shares of the Funds (other than Davis Government Money Market Fund) pay a distribution fee to reimburse the Distributor for commission advances on the sale of each Fund's Class B shares. Payments under the Class B Distribution Plan are limited to an annual rate of equal to the lesser of 1.25% of the average daily net asset value of the Class B shares or the maximum amount provided by applicable rule or regulation of the National Association of Securities Dealers, Inc., ("NASD"), which currently is 1.00%. Therefore, the effective rate of the Class B Distribution Plan is currently 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rules also limit the aggregate amount the Funds may pay for distribution to 6.25% of gross Funds sales since inception of the Distribution Plans plus interest at 1% over the prime rate on unpaid amounts. The Distributor intends to seek full payment (plus interest at prime rate plus 1%) of distribution charges that exceed the 1% annual limit in some future period or periods when the plan limits have not been reached.

    During the year ended December 31, 2003, Class B shares of the Davis Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Appreciation & Income Fund and Davis Real Estate Fund made distribution plan payments which included distribution fees of $571,358, $696,221, $2,041,020, $470,023 and $731,520, respectively and service fees of $187,985, $231,187,
$674,240, $156,142 and $242,510, respectively.

    Commission advances by the Distributor during the year ended December 31, 2003 on the sale of Class B shares of the Davis Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Appreciation & Income Fund and Davis Real Estate Fund amounted to $250,554, $81,017, $285,287, $206,006 and
$192,354 all of which was reallowed to qualified selling dealers.

    The Distributor intends to seek payment from Class B shares of the Davis Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Appreciation & Income Fund and Davis Real Estate Fund in the amounts of $2,737,384, $5,060,751, $25,515,715, $7,065,982 and $13,591,006, respectively, representing the cumulative commission advances by the Distributor on the sale of the Funds' Class B shares, plus interest, reduced by cumulative distribution fees paid by the Funds and cumulative contingent deferred sales charges paid by redeeming shareholders. The Funds have no contractual obligation to pay any such distribution charges and the amounts, if any, timing and condition of such payments are solely within the discretion of the Directors who are not interested persons of the Funds or the Distributor.

    A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Funds within six years of the original purchase. The charge is a declining percentage starting at 4% of the lesser of net asset value of the shares redeemed or the total cost of such shares. During the year ended December 31, 2003 the Distributor received contingent deferred sales charges from Class B shares of the Davis Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Appreciation & Income Fund and Davis Real Estate Fund of $107,195, $400,371, $689,143, $185,993 and $165,921, respectively.

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
December 31, 2003
================================================================================
NOTE 3 - DISTRIBUTION AND UNDERWRITING FEES - (CONTINUED)

    CLASS C SHARES OF DAVIS OPPORTUNITY FUND, DAVIS GOVERNMENT BOND FUND, DAVIS FINANCIAL FUND, DAVIS APPRECIATION & INCOME FUND AND DAVIS REAL ESTATE FUND

    Class C shares of the Funds are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge of 1% if redeemed within one year of purchase. Payments under the Class C Distribution Plan are limited to an annual rate of equal to the lesser of 1.25% of the average daily net asset value of the Class C shares or the maximum amount provided by applicable rule or regulation of the National Association of Securities Dealers, Inc., ("NASD"), which currently is 1.00%. Therefore, the effective rate of the Class C Distribution Plan is currently 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. Class C shares are subject to the same 6.25% and 1% limitations applicable to the Class B Distribution Plan.

    During the year ended December 31, 2003, Class C shares of the Davis Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Appreciation & Income Fund and Davis Real Estate Fund made distribution fees of $313,848, $158,936, $713,263, $146,228 and $336,080, respectively and service fees of $104,616, $52,978, $237,754, $48,743 and $112,026. During the year ended
December 31, 2003, the Distributor received $4,744, $3,116, $4,111, $3,124 and
$4,894 in contingent deferred sales charges from Class C shares of the Davis Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Appreciation & Income Fund and Davis Real Estate Fund, respectively.

DAVIS GOVERNMENT MONEY MARKET FUND

    All classes of shares of the Davis Government Money Market Fund are sold to investors at net asset value. The shareholders of the Davis Government Money Market Fund have adopted a Distribution expense plan in accordance with Rule 12b-1, which does not provide for any amounts to be paid directly to the Distributor as either compensation or reimbursement for distributing shares of the Fund, but does authorize the use of the advisory fee to the extent such fee may be considered to be indirectly financing any activity or expense which is primarily intended to result in the sale of Fund shares.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

    Purchases and sales of investment securities (excluding short-term securities) during the year ended December 31, 2003 for the Davis Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Appreciation & Income Fund and Davis Real Estate Fund were as follows:

                         DAVIS DAVIS
                           DAVIS          GOVERNMENT         DAVIS         APPRECIATION        DAVIS
                        OPPORTUNITY          BOND          FINANCIAL         & INCOME       REAL ESTATE
                            FUND             FUND            FUND              FUND            FUND
                            ----             ----            ----              ----            ----
Cost of purchases.....  $141,883,409      $171,415,264   $ 77,548,676      $ 80,164,418     $85,267,116
Proceeds of sales.....  $104,004,445      $160,290,477   $187,597,984      $ 59,122,792     $89,858,190

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
December 31, 2003
================================================================================
NOTE 5 - CAPITAL STOCK

    At December 31, 2003, there were 10 billion shares of capital stock ($0.01 par value per share) authorized of which 550 million shares each are designated to the Davis Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Appreciation & Income Fund and Davis Real Estate Fund. 4.1 billion shares are designated to Davis Government Money Market Fund. Transactions in capital stock were as follows:

                                                                  YEAR ENDED
CLASS A                                                        DECEMBER 31, 2003
                              ------------------------------------------------------------------------------------------------------
                                                                        DAVIS
                                                      DAVIS          GOVERNMENT                          DAVIS           DAVIS
                                    DAVIS           GOVERNMENT         MONEY            DAVIS         APPRECIATION       REAL
                                  OPPORTUNITY          BOND            MARKET         FINANCIAL        & INCOME         ESTATE
                                     FUND              FUND             FUND             FUND            FUND            FUND
                                     ----              ----             ----             ----            ----            ----
Shares sold ..................       4,954,618         9,996,883      519,434,950        2,484,507        1,378,485       2,466,915
Shares issued in reinvestment
     of distributions ........            --             132,740        2,990,250             --            127,565         178,709
                                 -------------     -------------    -------------    -------------    -------------   -------------
                                     4,954,618        10,129,623      522,425,200        2,484,507        1,506,050       2,645,624
Shares redeemed ..............      (2,675,699)     (508,125,104)      (3,405,244)        (913,230)      (2,661,791)
                                 -------------     -------------    -------------    -------------    -------------   -------------
     Net increase (decrease) .       2,278,919          (652,282)      14,300,096         (920,737)         592,820         (16,167)
                                 =============     =============    =============    =============    =============   =============

Proceeds from shares sold ....   $  86,346,216     $  58,943,763    $ 519,434,950    $  75,412,015    $  30,830,287   $  63,324,169
Proceeds from shares issued in
     reinvestment of
     distributions ...........            --             773,343        2,990,250             --          2,897,612       4,869,857
                                 -------------     -------------    -------------    -------------    -------------   -------------
                                    86,346,216        59,717,106      522,425,200       75,412,015       33,727,899      68,194,026
Cost of shares redeemed ......     (44,299,429)     (508,125,104)     (97,271,698)     (20,333,396)     (66,307,908)
                                 -------------     -------------    -------------    -------------    -------------   -------------
     Net increase (decrease) .   $  42,046,787     $  (3,547,884)   $  14,300,096    $ (21,859,683)   $  13,394,503   $   1,886,118
                                 =============     =============    =============    =============    =============   =============


                                                                  YEAR ENDED
CLASS A                                                        DECEMBER 31, 2002
                              ------------------------------------------------------------------------------------------------------
                                                                        DAVIS
                                                      DAVIS          GOVERNMENT                          DAVIS            DAVIS
                                    DAVIS           GOVERNMENT         MONEY            DAVIS         APPRECIATION        REAL
                                  OPPORTUNITY          BOND            MARKET         FINANCIAL        & INCOME          ESTATE
                                     FUND              FUND             FUND             FUND            FUND             FUND
                                     ----              ----             ----             ----            ----             ----
Shares sold .................       5,243,916        8,911,747      592,150,207         2,881,612        1,017,003        3,189,431
Shares issued in reinvestment
     of distributions .......            --            126,541        6,230,484              --            139,737          201,163
                                -------------    -------------    -------------     -------------    -------------    -------------
                                    5,243,916        9,038,288      598,380,691         2,881,612        1,156,740        3,390,594
Shares redeemed .............      (3,569,345)      (7,196,142)    (547,228,119)       (5,534,075)      (1,350,144)      (4,585,882)
                                -------------    -------------    -------------     -------------    -------------    -------------
     Net increase (decrease).       1,674,571        1,842,146       51,152,572        (2,652,463)        (193,404)      (1,195,288)
                                =============    =============    =============     =============    =============    =============

Proceeds from shares sold ...   $  82,902,240    $  51,776,415    $ 592,150,207     $  86,589,426    $  20,875,681    $  73,242,942
Proceeds from shares issued
in reinvestment of
    distributions............            --            730,632        6,230,484              --          2,875,115        4,692,154
                                -------------    -------------    -------------     -------------    -------------    -------------
                                   82,902,240       52,507,047      598,380,691        86,589,426       23,750,796       77,935,096
Cost of shares redeemed .....     (55,247,389)     (41,740,887)    (547,228,119)     (159,942,500)     (27,951,650)    (105,706,096)
                                -------------    -------------    -------------     -------------    -------------    -------------
     Net increase (decrease)    $  27,654,851    $  10,766,160    $  51,152,572     $ (73,353,074)   $  (4,200,854)   $ (27,771,000)
                                =============    =============    =============     =============    =============    =============

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
December 31, 2003
================================================================================
NOTE 5 - CAPITAL STOCK - (CONTINUED)


                                                                  YEAR ENDED
CLASS B                                                        DECEMBER 31, 2003
                              ------------------------------------------------------------------------------------------------------
                                                                       DAVIS
                                                     DAVIS          GOVERNMENT                          DAVIS            DAVIS
                                    DAVIS          GOVERNMENT         MONEY            DAVIS         APPRECIATION        REAL
                                  OPPORTUNITY         BOND            MARKET         FINANCIAL        & INCOME          ESTATE
                                     FUND             FUND             FUND             FUND            FUND             FUND
                                     ----             ----             ----             ----            ----             ----
Shares sold .................      1,356,607        6,426,980       45,224,573          451,113          986,402          525,064
Shares issued in reinvestment
     of distributions .......           --            239,101          486,402             --             48,408           73,974
                               -------------    -------------    -------------    -------------    -------------    -------------
                                   1,356,607        6,666,081       45,710,975          451,113        1,034,810          599,038
Shares redeemed .............     (1,328,645)     (12,549,716)     (79,303,330)      (2,285,867)        (764,610)        (986,214)
                               -------------    -------------    -------------    -------------    -------------    -------------
     Net increase (decrease)          27,962       (5,883,635)     (33,592,355)      (1,834,754)         270,200         (387,176)
                               =============    =============    =============    =============    =============    =============


Proceeds from shares sold ...  $  21,565,209    $  37,686,655    $ 645,224,573    $  12,945,811    $  21,756,916    $  13,616,553
Proceeds from shares issued
in reinvestment of
     distributions ..........           --          1,392,057          486,402             --          1,085,865        2,014,742
                               -------------    -------------    -------------    -------------    -------------    -------------
                                  21,565,209       39,078,712       45,710,975       12,945,811       22,842,781       15,631,295
Cost of shares redeemed .....    (19,354,581)     (72,575,260)     (79,303,330)     (63,078,972)     (17,007,637)     (25,052,207)
                               -------------    -------------    -------------    -------------    -------------    -------------
     Net increase (decrease)   $   2,210,628    $ (33,496,548)   $  (33592,355)   $ (50,133,161)   $   5,835,144    $  (9,420,912)
                               =============    =============    =============    =============    =============    =============

                                                                  YEAR ENDED
CLASS B                                                        DECEMBER 31, 2002
                              ------------------------------------------------------------------------------------------------------
                                                                        DAVIS
                                                      DAVIS          GOVERNMENT                          DAVIS            DAVIS
                                    DAVIS           GOVERNMENT         MONEY            DAVIS         APPRECIATION        REAL
                                  OPPORTUNITY          BOND            MARKET         FINANCIAL        & INCOME          ESTATE
                                     FUND              FUND             FUND             FUND            FUND             FUND
                                     ----              ----             ----             ----            ----             ----
Shares sold .................       2,476,121       15,975,065      111,614,870          829,863          613,866        1,062,558
Shares issued in reinvestment
     of distributions .......            --            192,385          839,926             --             59,316           82,873
                                -------------    -------------    -------------    -------------    -------------    -------------
                                    2,476,121       16,167,450      112,454,796          829,863          673,182        1,145,431
Shares redeemed .............      (1,790,567)      (5,961,800)     (73,400,681)      (3,337,233)        (749,404)      (1,063,522)
                                -------------    -------------    -------------    -------------    -------------    -------------
     Net increase (decrease)          685,554       10,205,650       39,054,115       (2,507,370)         (76,222)          81,909
                                =============    =============    =============    =============    =============    =============


Proceeds from shares sold ...   $  35,497,871    $  92,823,824    $ 111,614,870    $  23,400,685    $  12,381,023    $  24,621,553
Proceeds from shares issued
     in reinvestment of
     distributions ..........            --          1,112,867          839,926             --          1,207,461        1,916,410
                                -------------    -------------    -------------    -------------    -------------    -------------
                                   35,497,871       93,936,691      112,454,796       23,400,685       13,588,484       26,537,963
Cost of shares redeemed .....     (24,608,081      (34,491,067)     (73,400,681)     (90,837,933)     (15,218,622)     (24,081,603)
                                -------------    -------------    -------------    -------------    -------------    -------------
     Net increase (decrease)    $  10,889,790    $  59,445,624    $  39,054,115    $ (67,437,248)   $  (1,630,138)   $   2,456,360
                                =============    =============    =============    =============    =============    =============

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
December 31, 2003
================================================================================
NOTE 5 - CAPITAL STOCK - (CONTINUED)

                                                              YEAR ENDED
CLASS C                                                    DECEMBER 31, 2003
                            ----------------------------------------------------------------------------------------------
                                                                DAVIS
                                                DAVIS        GOVERNMENT                          DAVIS          DAVIS
                                DAVIS         GOVERNMENT       MONEY            DAVIS         APPRECIATION      REAL
                              OPPORTUNITY        BOND          MARKET         FINANCIAL        & INCOME        ESTATE
                                 FUND            FUND           FUND             FUND            FUND           FUND
                                 ----            ----           ----             ----            ----           ----

Shares sold .............      1,044,882       1,649,214       9,805,728         303,972         499,522         493,411
Shares issued in
     reinvestment
     of distributions ...         --              53,825          88,618          --              16,135          36,722
                            ------------    ------------    ------------    ------------    ------------    ------------
                               1,044,882       1,703,039       9,894,346         303,972         515,657         530,133
Shares redeemed .........       (785,927)     (3,677,697)    (20,082,906)       (872,509)       (243,978)       (308,970)
                            ============    ============    ============    ============    ============    ============
     Net increase
    (decrease) ..........        258,955      (1,974,658)    (10,188,560)       (568,537)        271,679         221,163
                            ============    ============    ============    ============    ============    ============

Proceeds from shares sold   $ 17,592,637    $  9,718,155    $,19,805,728    $  8,867,699    $ 11,106,340    $ 13,255,067
Proceeds from shares
     issued in
     reinvestment of
     distributions ......         --             314,843          88,618          --             367,906       1,013,127
                            ------------    ------------    ------------    ------------    ------------    ------------
                              17,592,637      10,032,998       9,894,346       8,867,699      11,474,246      14,268,194
Cost of shares redeemed .    (11,206,388)    (21,387,935)    (20,082,906)    (24,363,478)     (5,479,080)     (7,847,310)
                            ------------    ------------    ------------    ------------    ------------    ------------
     Net increase
     (decrease) .........   $  6,386,249    $(11,354,937)   $(10,188,560)   $(15,495,779)   $  5,995,166    $  6,420,884
                            ============    ============    ============    ============    ============    ============


                                                                  YEAR ENDED
CLASS C                                                        DECEMBER 31, 2002
                              -------------------------------------------------------------------------------------------------
                                                                   DAVIS
                                                 DAVIS          GOVERNMENT                          DAVIS            DAVIS
                               DAVIS           GOVERNMENT         MONEY            DAVIS         APPRECIATION        REAL
                             OPPORTUNITY          BOND            MARKET         FINANCIAL        & INCOME          ESTATE
                                FUND              FUND             FUND             FUND            FUND             FUND
                                ----              ----             ----             ----            ----             ----
Shares sold ........... .       2,071,948        4,889,333       24,358,353          662,239          279,320          352,708
Shares issued in
     reinvestment
     of distributions ...            --             53,507          190,439             --             13,456           37,269
                            -------------    -------------    -------------    -------------    -------------    -------------
                                2,071,948        4,942,840       24,548,792          662,239          292,776          389,977
Shares redeemed .........      (1,167,443)      (2,878,454)     (19,555,849)      (1,544,098)        (178,300)        (466,399)
                            -------------    -------------    -------------    -------------    -------------    -------------
     Net increase
     (decrease) .........         904,505        2,064,386        4,992,943         (881,859)         114,476          (76,422)
                            =============    =============    =============    =============    =============    =============

Proceeds from shares sold   $  30,905,186    $  28,474,141    $ 424,358,353    $  18,854,844    $   5,634,104    $   8,115,356
Proceeds from shares
issued in reinvestment
     of distributions ...            --            310,514          190,439             --            276,649          869,400
                            -------------    -------------    -------------    -------------    -------------    -------------
                               30,905,186       28,784,655       24,548,792       18,854,844        5,910,753        8,984,756
Cost of shares redeemed .     (16,511,873)     (16,658,871)     (19,555,849)     (42,700,066)      (3,690,128)     (10,643,839)
                            -------------    -------------    -------------    -------------    -------------    -------------
     Net increase
     (decrease) .........   $  14,393,313    $  12,125,784    $   4,992,943    $ (23,845,222)   $   2,220,625    $  (1,659,083)
                            =============    =============    =============    =============    =============    =============

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
December 31, 2003
================================================================================
NOTE 5 - CAPITAL STOCK - (CONTINUED)

                                                                  YEAR ENDED
CLASS Y                                                        DECEMBER 31, 2003
                              ------------------------------------------------------------------------------------
                                                               DAVIS
                                               DAVIS        GOVERNMENT                     DAVIS          DAVIS
                               DAVIS         GOVERNMENT       MONEY         DAVIS       APPRECIATION      REAL
                             OPPORTUNITY        BOND          MARKET      FINANCIAL      & INCOME        ESTATE
                                FUND            FUND           FUND          FUND          FUND           FUND
                                ----            ----           ----          ----          ----           ----
Shares sold .............        48,809         50,338            528         22,339        102,941        146,533
Shares issued in
     reinvestment
     of distributions ...          --              108           --             --           33,628         61,603
                            -----------    -----------    -----------    -----------    -----------    -----------
                                 48,809         50,446            528         22,339        136,569        208,136
Shares redeemed .........       (28,729)       (54,435)          (528)      (181,435)       (56,719)      (167,248)
                            -----------    -----------    -----------    -----------    -----------    -----------
     Net increase
     (decrease) .........        20,080         (3,989)          --         (159,096)        79,850         40,888
                            ===========    ===========    ===========    ===========    ===========    ===========

Proceeds from shares sold   $   882,580    $   298,867    $       528    $   708,252    $ 2,257,509    $ 4,121,491
Proceeds from shares
     issued in
     reinvestment of
     distributions ......          --              635           --             --          766,647      1,687,290
                            -----------    -----------    -----------    -----------    -----------    -----------
                                882,580        299,502            528        708,252      3,024,156      5,808,781
Cost of shares redeemed .      (461,907)      (320,296)          (528)    (5,362,116)    (1,263,782)    (4,620,629)
                            -----------    -----------    -----------    -----------    -----------    -----------
     Net increase
     (decrease) .........   $   420,673    $   (20,794)   $      --      $(4,653,864)   $ 1,760,374    $ 1,188,152
                            ===========    ===========    ===========    ===========    ===========    ===========


                                                                  YEAR ENDED
CLASS Y                                                        DECEMBER 31, 2002
                              -------------------------------------------------------------------------------------------
                                                                 DAVIS
                                                 DAVIS        GOVERNMENT                       DAVIS            DAVIS
                               DAVIS           GOVERNMENT       MONEY           DAVIS       APPRECIATION        REAL
                             OPPORTUNITY          BOND          MARKET        FINANCIAL      & INCOME          ESTATE
                                FUND              FUND           FUND            FUND          FUND             FUND
                                ----              ----           ----            ----          ----             ----
Shares sold .............        111,975          11,552      18,783,872         109,701          10,090          58,768
Shares issued in
     reinvestment
     of distributions ...           --               240             314            --            38,322          64,470
                            ------------    ------------    ------------    ------------    ------------    ------------
                                 111,975          11,792      18,784,186         109,701          48,412         123,238
Shares redeemed .........        (70,369)        (38,773)    (18,784,726)       (337,705)        (67,913)       (151,057)
                            ------------    ------------    ------------    ------------    ------------    ------------
     Net increase
     (decrease) .........         41,606         (26,981)           (540)       (228,004)        (19,501)        (27,819)
                            ============    ============    ============    ============    ============    ============

Proceeds from shares sold   $  1,900,359    $     67,290    $ 18,783,872    $  3,406,113    $    213,897    $  1,345,483
Proceeds from shares
     issued in
     reinvestment of88888
     distributions ......           --             1,396             314            --           790,949       1,509,819
                            ------------    ------------    ------------    ------------    ------------    ------------
                               1,900,359          68,686      18,784,186       3,406,113       1,004,846       2,855,302
Cost of shares redeemed .     (1,196,197)       (225,580)    (18,784,726)     (9,869,500)     (1,391,824)     (3,432,073)
                            ------------    ------------    ------------    ------------    ------------    ------------
     Net increase
     (decrease) .........   $    704,162    $   (156,894)   $       (540)   $ (6,463,387)   $   (386,978)   $   (576,771)
                            ============    ============    ============    ============    ============    ============

DAVIS SERIES, INC.
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
December 31, 2003
================================================================================
NOTE 6 - EXPENSES PAID INDIRECTLY

    Under an agreement with the custodian bank, custody fees are reduced by credits for cash balances. Such reductions amounted to $61, $1,420, $33, $43, $1,637 and $85 for Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Appreciation & Income Fund and Davis Real Estate Fund, respectively, during the year ended December 31, 2003.

NOTE 7 - BANK BORROWINGS

    Davis Financial Fund may borrow up to 5% of its assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The Fund has entered into an agreement, which enables it to participate with certain other Davis Funds in an unsecured line of credit with a bank, which permits borrowings up to $50 million, collectively. Interest is charged based on its borrowings, at a rate equal to the overnight Federal Funds Rate plus 0.75%. At December 31, 2003, Davis Financial Fund had borrowings outstanding of $5,225,000, the interest rate was 1.6875%. For the year ended December 31, 2003, the average daily loan balance was 14,595,220 at an average interest rate of 1.9093%. The Fund had gross borrowings and gross repayments of $162,698,500 and $180,020,500, respectively, during the year ended December 31, 2003. The maximum amount of borrowings outstanding at any month end was $42,638,000.

NOTE 8 - PAYMENTS BY AFFILIATES

    The Adviser reimbursed each fund for commissions paid to certain broker dealers which received brokerage which was directed for sale of fund shares from January 1, 2000 to July 31, 2003. The amount paid to the Davis Financial Fund was $53,899.

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS OPPORTUNITY FUND
================================================================================

    The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS A

                                                                YEAR ENDED DECEMBER 31,
                                               -----------------------------------------------------------
                                                2003         2002         2001       2000(3)     1999(3)
                                                ----         ----         ----       -----       ----
Net Asset Value, Beginning of Period......     $ 14.53      $ 16.81     $ 18.60     $ 22.17      $ 21.96
                                               -------      -------     -------     -------      -------
Income (Loss) From Investment Operations
   Net Investment Loss....................       (0.07)       (0.07)      (0.07)      (0.11)       (0.10)
   Net Realized and Unrealized Gains (Losses)     6.01        (2.21)      (1.44)       2.22         5.96
                                               -------      -------     -------     -------      -------
       Total From Investment Operations...        5.94        (2.28)      (1.51)       2.11         5.86
                                               -------      -------     -------     -------      -------
Dividends and Distributions
   Distributions from Realized Gains......         -            -         (0.27)      (5.68)       (5.65)
   Distributions in Excess of Net Realized
        Gains.............................         -            -         (0.01)       -            -
                                               -------      -------     -------     -------      -------
       Total Dividends and Distributions..         -            -         (0.28)      (5.68)       (5.65)
                                               -------      -------     -------     -------      -------
Net Asset Value, End of Period............     $ 20.47      $ 14.53     $ 16.81     $ 18.60      $ 22.17
                                               =======      =======     =======     =======      =======

Total Return(1)...........................      40.88%     (13.56)%     (8.06)%      11.49%       31.45%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted)   $204,015     $111,685    $101,057     $83,607      $67,871
   Ratio of Expenses to Average Net Assets       1.30%        1.31%       1.23%       1.19%        1.29%
   Ratio of Net Investment Loss to
     Average Net Assets...................     (0.47)%      (0.49)%     (0.50)%     (0.59)%      (0.50)%
   Portfolio Turnover Rate(2).............
                                                42.34%       42.74%      40.96%      60.06%      100.30%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3) In 1999 and 2000 the Fund made favorable investments in initial public offerings (IPOs), which improved short-term performance. These markets were unusual and such performance may not continue in the future.









SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS OPPORTUNITY FUND
================================================================================
    The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS B

                                                                YEAR ENDED DECEMBER 31,
                                               -----------------------------------------------------------
                                                2003           2002        2001       2000(3)     1999(3)
                                                ----           ----        ----       -----       ----
Net Asset Value, Beginning of Period......    $ 13.07        $ 15.24     $ 17.05     $ 20.95      $ 21.18
                                              -------        -------     -------     -------      -------
Income (Loss) From Investment Operations
   Net Investment Loss....................      (0.19)         (0.17)      (0.18)      (0.23)       (0.26)
   Net Realized and Unrealized Gains (Losses)    5.40          (2.00)      (1.35)       2.01         5.68
                                              -------        -------     -------     -------      -------
       Total From Investment Operations...       5.21          (2.17)      (1.53)       1.78         5.42
                                              -------        -------     -------     -------      -------
Dividends and Distributions
   Distributions from Realized Gains......        -              -         (0.27)      (5.68)       (5.65)
   Distributions in Excess of Net Realized
       Gains..............................        -              -         (0.01)       -            -
                                              -------        -------     -------     -------      -------
       Total Dividends and Distributions..        -              -         (0.28)      (5.68)       (5.65)
                                              -------        -------     -------     -------      -------
Net Asset Value, End of Period............    $ 18.28        $ 13.07     $ 15.24     $ 17.05      $ 20.95
                                              =======        =======     =======     =======      =======

Total Return(1) ..........................     39.86%       (14.24)%     (8.92)%      10.57%       30.42%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted)    $96,854        $68,895     $69,903     $66,271      $52,234
   Ratio of Expenses to Average Net Assets      2.06%          2.09%       2.06%       2.08%        2.16%
   Ratio of Net Investment Loss to Average
     Net Assets...........................    (1.23)%        (1.27)%     (1.33)%     (1.48)%      (1.37)%
   Portfolio Turnover Rate(2).............     42.34%         42.74%      40.96%      60.06%      100.30%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3) In 1999 and 2000 the Fund made favorable investments in initial public offerings (IPOs), which improved short-term performance. These markets were unusual and such performance may not continue in the future.


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS OPPORTUNITY FUND
================================================================================

    The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS C

                                                             YEAR ENDED DECEMBER 31,
                                            -----------------------------------------------------------
                                             2003          2002        2001         2000(3)     1999(3)
                                             ----          ----        ----         -----       ----

Net Asset Value, Beginning of Period....    $ 13.62     $ 15.89      $ 17.76       $ 21.62      $ 21.71
                                            -------     -------      -------       -------      -------

Income (Loss) From Investment Operations
   Net Investment Loss..................      (0.17)      (0.16)       (0.13)        (0.17)       (0.22)
   Net Realized and Unrealized Gains
       (Losses).........................       5.60       (2.11)       (1.46)         1.99         5.78
                                            -------    --------      -------       -------      -------
       Total From Investment Operations.       5.43       (2.27)       (1.59)         1.82         5.56
                                            -------    --------      -------       -------      -------

Dividends and Distributions
   Distributions from Realized Gains....        -           -          (0.27)        (5.68)       (5.65)
   Distributions in Excess of Net Realized
       Gains............................        -           -          (0.01)         -            -
                                            -------     -------      -------       -------      -------
       Total Dividends and Distributions        -           -          (0.28)        (5.68)       (5.65)
                                            -------     -------      -------       -------      -------
Net Asset Value, End of Period..........    $ 19.05     $ 13.62      $ 15.89       $ 17.76      $ 21.62
                                            =======     =======      =======       =======      =======

Total Return(1).........................     39.87%    (14.29)%      (8.90)%        10.42%        30.32%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted)  $59,174     $38,793      $30,879       $13,326      $ 5,041

   Ratio of Expenses to Average Net Assets    2.05%       2.06%        2.08%         2.15%         2.34%(4)
   Ratio of Net Investment Loss to
     Average  Net Assets................    (1.22)%     (1.24)%      (1.35)%       (1.55)%        (1.54)%
   Portfolio Turnover Rate(2)...........     42.34%      42.74%       40.96%        60.06%       100.30%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3) In 1999 and 2000 the Fund made favorable investments in initial public offerings (IPOs), which improved short-term performance. These markets were unusual and such performance may not continue in the future.

(4) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 2.33% for 1999.



SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS OPPORTUNITY FUND
================================================================================

    The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS Y

                                                                                      YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------------
                                                                2003          2002            2001            2000(3)      1999(3)
                                                                ----          ----            ----            ----         ----
Net Asset Value, Beginning of Period....................      $ 14.80       $ 17.07        $ 18.83         $ 22.31       $ 21.96
                                                              -------       -------        -------         -------       -------
Income  (Loss) From Investment  Operations
   Net Investment Loss..................................        (0.02)        (0.02)         (0.03)          (0.04)        (0.03)(5)
   Net Realized and Unrealized Gains (Losses)...........         6.15         (2.25)         (1.45)           2.24          6.03
                                                              -------       -------        -------         -------       -------
         Total From Investment Operations...............         6.13         (2.27)         (1.48)           2.20          6.00
                                                              -------       -------        -------         -------       -------
Dividends and Distributions
   Distributions from Realized Gains....................           -             -           (0.27)          (5.68)        (5.65)
   Distributions in Excess of Net Realized Gains........           -             -           (0.01)           -             -
                                                              -------       -------        -------         -------       -------
         Total Dividends and Distributions..............           -             -           (0.28)          (5.68)        (5.65)
                                                              -------       -------        -------         -------       -------
Net Asset Value, End of Period..........................      $ 20.93       $ 14.80        $ 17.07         $ 18.83       $ 22.31
                                                              =======       =======        =======         =======       =======
Total Return(1) ........................................
                                                               41.42%      (13.30)%        (7.81)%          11.83%        32.16%
Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted).............       $6,577        $4,353         $4,309          $4,176            $5

   Ratio of Expenses to Average Net Assets..............         0.93%         0.93%          0.91%           0.93%         1.06%(4)

   Ratio of Net Investment Loss to
      Average Net Assets................................      (0.10)%       (0.11)%        (0.18)%         (0.33)%       (0.26)%
   Portfolio Turnover Rate(2)...........................       42.34%        42.74%         40.96%          60.06%       100.30%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3) In 1999 and 2000 the Fund made favorable investments in initial public offerings (IPOs), which improved short-term performance. These markets were unusual and such performance may not continue in the future.

(4) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 1.05% for 1999.

(5) Per share calculations were based on average shares outstanding for the period.



SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GOVERNMENT BOND FUND

================================================================================

     The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS A

                                                                                    YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------------------------------
                                                               2003          2002           2001            2000         1999
                                                               ----          ----           ----            ----         ----
Net Asset Value, Beginning of Period..................       $ 5.92         $ 5.68         $ 5.60          $ 5.38        $ 5.90
                                                             ------         ------         ------          ------        ------

Income (Loss) From Investment  Operations
   Net Investment  Income.............................         0.09           0.21           0.26            0.29          0.28
   Net Realized and Unrealized Gains (Losses).........        (0.08)          0.27           0.08            0.22         (0.48)
                                                             ------         ------         ------          ------        ------
          Total From Investment Operations............         0.01           0.48           0.34            0.51         (0.20)
                                                             ------         ------         ------          ------        ------

Dividends and Distributions
   Net Investment Income..............................        (0.17)         (0.23)         (0.26)          (0.29)        (0.28)
   Return of Capital..................................        (0.03)           -              -               -(3)        (0.04)
   Distribution in Excess of Net
      Investment Income...............................          -            (0.01)           -               -             -
                                                             ------         ------         ------          ------        ------
          Total Dividends and Distributions...........        (0.20)         (0.24)         (0.26)          (0.29)        (0.32)
                                                             ------         ------         ------          ------        ------


Net Asset Value, End of Period........................       $ 5.73         $ 5.92         $ 5.68          $ 5.60        $ 5.38
                                                             ======         ======         ======          ======        ======

Total Return(1).......................................        0.10%          8.66%          6.27%           9.81%       (3.47)%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted)...........      $25,168        $29,892        $18,198         $15,548       $18,002
   Ratio of Expenses to Average Net Assets............        1.13%          1.08%          1.22%           1.27%         1.20%
   Ratio of Net Investment
      Income to Average Net Assets....................        1.96%          3.40%          4.59%           5.33%         5.07%
   Portfolio Turnover Rate(2).........................      121.61%         69.89%        149.03%         140.66%       150.54%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3) Less than $0.005 per share.






SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GOVERNMENT BOND FUND

================================================================================

     The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS B

                                                                                      YEAR ENDED DECEMBER 31,
                                                               -----------------------------------------------------------------
                                                                2003           2002              2001           2000        1999
                                                                ----           ----              ----           ----        ----
Net Asset Value, Beginning of Period..................       $  5.91          $ 5.66            $ 5.58         $ 5.37      $ 5.88
                                                             -------          ------            ------         ------      ------
Income  (Loss) From Investment  Operations
   Net Investment  Income.............................          0.03            0.17              0.23           0.24        0.24
   Net Realized and Unrealized Gains (Losses).........         (0.08)           0.28              0.07           0.21       (0.48)
                                                             -------          ------            ------         ------      ------
          Total From Investment Operations............         (0.05)           0.45              0.30           0.45       (0.24)
                                                             -------          ------            ------         ------      ------

Dividends and Distributions
   Net Investment Income..............................         (0.12)          (0.19)            (0.22)         (0.24)      (0.23)
   Return of Capital..................................         (0.03)            -                 -              -(3)      (0.04)
   Distribution in Excess of Net
      Investment Income...............................           -             (0.01)              -              -           -
                                                             -------          ------            ------         ------      ------
          Total Dividends and Distributions...........         (0.15)          (0.20)            (0.22)         (0.24)      (0.27)
                                                             -------          ------            ------         ------      ------

Net Asset Value, End of Period........................       $  5.71          $ 5.91            $ 5.66         $ 5.58      $ 5.37
                                                             =======          ======            ======         ======      ======

Total Return(1).......................................       (0.80)%           8.05%             5.48%          8.80%     (4.12)%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted)...........       $62,549         $99,461           $37,541        $17,331     $28,344
   Ratio of Expenses to Average Net Assets............         1.82%           1.82%             1.94%          2.00%       1.95%
   Ratio of Net Investment Income
      to Average Net Assets...........................         1.27%           2.66%             3.87%          4.60%       4.32%
   Portfolio Turnover Rate(2).........................       121.61%          69.89%           149.03%        140.66%     150.54%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3) Less than $0.005 per share.





SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GOVERNMENT BOND FUND

================================================================================

     The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS C

                                                                                         YEAR ENDED DECEMBER 31,
                                                                  ------------------------------------------------------------------
                                                                   2003            2002           2001           2000        1999
                                                                   ----            ----           ----           ----        ----
Net Asset Value, Beginning of Period.....................        $  5.93          $ 5.68        $  5.60        $  5.39     $  5.90
                                                                 -------          ------        -------        -------     -------

Income (Loss) From Investment Operations
   Net Investment  Income................................           0.01            0.17           0.23           0.24        0.23
   Net Realized and Unrealized Gains (Losses)............          (0.06)           0.28           0.07           0.21       (0.47)
                                                                 -------          ------        -------        -------     -------
                                                                   (0.05)           0.45           0.30           0.45       (0.24)
                                                                 -------          ------        -------        -------     -------
          Total From Investment Operations...............

Dividends and Distributions
   Net Investment Income.................................          (0.12)          (0.19)         (0.22)         (0.24)      (0.23)
   Return of Capital.....................................          (0.03)            -              -              -(3)      (0.04)
   Distribution in Excess of Net
      Investment Income..................................             -            (0.01)           -              -           -
                                                                 -------          ------        -------        -------     -------
          Total Dividends and Distributions..............          (0.15)          (0.20)         (0.22)         (0.24)      (0.27)
                                                                 -------          ------        -------        -------     -------


Net Asset Value, End of Period...........................        $  5.73          $ 5.93        $  5.68        $  5.60     $  5.39
                                                                 =======          ======        =======        =======     =======

Total Return(1)..........................................          (0.80)%          8.03%          5.44%          8.75%      (4.15)%

Ratios/Supplemental Data
   Net Assets,  End of Period (000 omitted)..............        $12,955         $25,107        $12,335         $2,872      $4,791
   Ratio of Expenses to Average Net Assets...............           1.85%           1.83%          1.96%          2.07%       1.96%
   Ratio of Net Investment Income to
         Average Net Assets..............................           1.24%           2.65%          3.85%          4.53%       4.31%
   Portfolio Turnover Rate(2)............................         121.61%          69.89%        149.03%        140.66%     150.54%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3) Less than $0.005 per share.







SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GOVERNMENT BOND FUND

================================================================================

     The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS Y

                                                                                       YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------------
                                                                2003          2002          2001          2000          1999
                                                                ----          ----          ----          ----          ----

Net Asset Value, Beginning of Period.....................     $  5.97        $ 5.72       $  5.64        $ 5.42         $ 5.92
                                                              -------        ------       -------        ------         ------

Income (Loss) From Investment Operations
    Net Investment Income................................        0.11          0.22          0.29          0.31           0.24(3)
    Net Realized and Unrealized Gains (Losses)...........       (0.10)         0.28          0.07          0.22          (0.40)
                                                              -------        ------       -------        ------         ------
          Total From Investment Operations...............        0.01          0.50          0.36          0.53          (0.16)
                                                              -------        ------       -------        ------         ------

Dividends and Distributions
   Net Investment Income.................................       (0.18)        (0.25)        (0.28)        (0.31)         (0.30)
   Return of Capital.....................................       (0.03)                                      -   (4)      (0.04)
                                                                                -             -
   Distribution in Excess of Net
      Investment Income..................................         -             -(4)          -             -              -
                                                              -------        ------       -------        ------         ------

          Total Dividends and Distributions..............       (0.21)        (0.25)        (0.28)        (0.31)         (0.34)
                                                              -------        ------       -------        ------         ------

Net Asset Value, End of Period...........................     $  5.77        $ 5.97       $  5.72        $ 5.64         $ 5.42
                                                              =======        ======       =======        ======         ======

Total Return(1)..........................................        0.17%         9.05%         6.54%        10.08%        (2.73)%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted)...............        $263          $296          $438          $117            $17
   Ratio of Expenses to Average Net Assets...............        0.92%         0.88%         0.96%         1.02%          0.92%
   Ratio of Net Investment Income to
         Average Net Assets..............................        2.17%         3.60%         4.85%         5.58%          5.35%
   Portfolio Turnover Rate(2)............................      121.61%        69.89%       149.03%       140.66%        150.54%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3) Per share calculations were based on average shares outstanding for the period.

(4) Less than $0.005 per share.




SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS GOVERNMENT MONEY MARKET FUND

================================================================================

     The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASSES A, B, C & Y

                                                                                     YEAR ENDED DECEMBER 31,
                                                           ----------------------------------------------------------------------
                                                             2003             2002         2001            2000           1999
                                                             ----             ----         ----            ----           ----
Net Asset Value, Beginning of Period..................     $   1.000      $   1.000      $   1.000       $   1.000      $   1.000
                                                           ---------      ---------      ---------       ---------      ---------
Income From Investment Operations
    Net Investment Income.............................          .006           .014           .037            .058           .044

Dividends
    Net Investment Income.............................         (.006)         (.014)         (.037)          (.058)         (.044)
                                                           ---------      ---------      ---------       ---------      ---------
Net Asset Value, End of Period........................     $   1.000      $   1.000      $   1.000       $   1.000      $   1.000
                                                           =========      =========      =========       =========      =========

Total Return(1).......................................         0.62%          1.38%          3.77%           5.91%          4.51%

Ratios/Supplemental Data
     Net Assets, End of Period (000 omitted)..........      $571,431       $600,912       $505,713        $559,216       $553,977
     Ratio of Expenses to Average Net  Assets.........         0.60%          0.59%          0.59%           0.59%          0.61%
     Ratio of Net Investment Income to
      Average Net Assets..............................         0.62%          1.35%          3.75%           5.77%          4.52%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.









SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS FINANCIAL FUND

================================================================================

     The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS A

                                                                                      YEAR ENDED DECEMBER 31,
                                                           -----------------------------------------------------------------------
                                                             2003            2002            2001            2000          1999
                                                             ----            ----            ----            ----          ----
Net Asset Value, Beginning of Period..................      $ 26.72         $ 32.98         $ 36.30         $ 29.07       $ 29.32
                                                            -------         -------         -------         -------       -------
Income (Loss) From Investment Operations
   Net Investment Income (Loss).......................         0.08            0.06           (0.06)          (0.06)         0.11
   Net Realized and Unrealized Gains (Losses).........         9.77           (6.32)          (3.26)           9.22         (0.36)
                                                            -------         -------         -------         -------       -------
          Total From Investment Operations............         9.85           (6.26)          (3.32)           9.16         (0.25)
                                                            -------         -------         -------         -------       -------
Dividends and Distributions
   Distributions from Realized Gains..................         -               -               -              (1.91)         -
   Distribution in Excess of Net Realized Gains ......         -               -               -              (0.02)         -
                                                            -------         -------         -------         -------       -------
         Total Dividends and Distributions............         -               -               -              (1.93)         -
                                                            -------         -------         -------         -------       -------

Net Asset Value, End of Period........................      $ 36.57         $ 26.72         $ 32.98         $ 36.30       $ 29.07
                                                            =======         =======         =======         =======       =======

Total Return(1).......................................       36.86%        (18.98)%         (9.15)%          32.16%       (0.85)%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted)............     $535,300        $415,641        $600,540        $637,882      $425,584
   Ratio of Expenses to Average Net Assets............        1.10%           1.11%           1.08%           1.05%         1.04%
   Ratio of Net Investment Income (Loss)
      to Average Net Assets...........................        0.27%           0.18%         (0.20)%         (0.21)%         0.36%
   Portfolio Turnover Rate(2).........................        9.29%          14.88%          17.80%          34.72%        17.55%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.









SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS FINANCIAL FUND

================================================================================

     The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS B

                                                                                     YEAR ENDED DECEMBER 31,
                                                               --------------------------------------------------------------
                                                                2003           2002          2001          2000          1999
                                                                ----           ----          ----          ----          ----
Net Asset Value, Beginning of Period.....................     $  25.21      $  31.39      $  34.85      $  28.22      $  28.71
                                                              --------      --------      --------      --------      --------

Income (Loss) From Investment Operations
   Net Investment Loss...................................        (0.18)        (0.21)        (0.33)        (0.31)        (0.16)
   Net Realized and Unrealized Gains (Losses)............         9.19         (5.97)        (3.13)         8.87         (0.33)
                                                              --------      --------      --------      --------      --------
          Total From Investment Operations...............         9.01         (6.18)        (3.46)         8.56         (0.49)
                                                              --------      --------      --------      --------      --------

Dividends and Distributions
   Distributions from Realized Gains.....................         -             -             -            (1.91)         -
   Distribution in Excess of Net Realized Gains..........         -             -             -            (0.02)         -
                                                              --------      --------      --------      --------      --------
          Total Dividends and Distributions..............         -             -             -            (1.93)         -
                                                              --------      --------      --------      --------      --------

Net Asset Value, End of Period...........................     $  34.22      $  25.21      $  31.39      $  34.85      $  28.22
                                                              ========      ========      ========      ========      ========

Total Return(1)..........................................       35.74%      (19.69)%       (9.93)%        31.00%       (1.71)%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted)...............     $304,513      $270,645      $415,607      $447,199      $376,541
   Ratio of Expenses to Average Net Assets...............        1.98%         1.95%         1.90%         1.95%         1.90%
   Ratio of Net Investment Loss
       to Average Net Assets.............................      (0.61)%       (0.66)%       (1.02)%       (1.11)%       (0.50)%
   Portfolio Turnover Rate(2)............................        9.29%        14.88%        17.80%        34.72%        17.55%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.











SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS FINANCIAL FUND

================================================================================

     The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS C

                                                                                     YEAR ENDED DECEMBER 31,
                                                            --------------------------------------------------------------
                                                               2003         2002         2001         2000        1999
                                                               ----         ----         ----         ----        ----
Net Asset Value, Beginning of Period....................     $  25.61     $  31.88     $  35.40     $  28.63    $  29.12
                                                             --------     --------     --------     --------    --------

Income (Loss) From Investment Operations
   Net Investment Loss..................................        (0.18)       (0.21)       (0.32)       (0.27)      (0.15)
   Net Realized and Unrealized Gains (Losses)...........         9.32        (6.06)       (3.20)        8.97       (0.34)
                                                             --------     --------     --------     --------    --------
          Total From Investment Operations..............         9.14        (6.27)       (3.52)        8.70       (0.49)
                                                             --------     --------     --------     --------    --------

Dividends and Distributions
   Distributions from Realized Gains....................        -            -            -            (1.91)      -
   Distribution in Excess of Net Realized Gains.........        -            -            -            (0.02)      -
                                                             --------     --------     --------     --------    --------
          Total Dividends and Distributions.............        -            -            -            (1.93)      -
                                                             --------     --------     --------     --------    --------

Net Asset Value, End of Period..........................     $  34.75     $  25.61     $  31.88     $  35.40    $  28.63
                                                             ========     ========     ========     ========    ========

Total Return(1).........................................       35.69%     (19.67)%      (9.94)%       31.04%     (1.68)%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted)..............     $108,557     $94,557     $145,817     $142,081     $89,128

   Ratio of Expenses to Average Net Assets..............         1.99%        1.96%        1.90%        1.93%       1.89%
   Ratio of Net Investment Loss
      to Average Net Assets.............................        (0.62)%      (0.67)%      (1.02)%      (1.09)%     (0.49)%
   Portfolio Turnover Rate(2)...........................         9.29%       14.88%       17.80%       34.72%      17.55%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.










SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS FINANCIAL FUND

================================================================================

     The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS Y


                                                                                  YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
                                                               2003        2002          2001        2000        1999
                                                               ----        ----          ----        ----        ----
Net Asset Value, Beginning of Period....................      $ 27.00     $ 33.27       $ 36.56     $ 29.21     $ 29.40
                                                              -------     -------       -------     -------     -------

Income (Loss) From Investment Operations

   Net Investment Income (Loss).........................         0.17        0.14         -(3)        (0.01)       0.20
   Net Realized and Unrealized Gains (Losses)...........         9.86       (6.41)        (3.29)       9.29       (0.39)
                                                              -------     -------       -------     -------     -------
          Total From Investment Operations..............        10.03       (6.27)        (3.29)       9.28       (0.19)
                                                              -------     -------       -------     -------     -------

Dividends and Distributions
   Distributions from Realized Gains....................        -           -             -           (1.91)      -
   Distribution in Excess of Net Realized Gains.........        -           -             -           (0.02)      -
                                                              -------     -------       -------     -------     -------
          Total Dividends and Distributions.............        -           -             -           (1.93)      -
                                                              -------     -------       -------     -------     -------

Net Asset Value, End of Period..........................      $ 37.03     $ 27.00       $ 33.27     $ 36.56     $ 29.21
                                                              =======     =======       =======     =======     =======

Total Return(1).........................................       37.15%    (18.85)%       (9.00)%      32.42%     (0.65)%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted)..............      $11,563     $12,727       $23,266     $22,394      $8,260
   Ratio of Expenses to Average Net Assets..............        0.91%       0.88%         0.87%       0.89%       0.86%
   Ratio of Net Investment Income
      (Loss) to Average Net Assets......................        0.46%       0.41%         0.01%     (0.05)%       0.54%
   Portfolio Turnover Rate(2)...........................        9.29%      14.88%        17.80%      34.72%      17.55%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3) Less than $0.005 per share.









SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS APPRECIATION & INCOME FUND

================================================================================

     The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS A

                                                                                           YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------------------
                                                                 2003           2002          2001           2000          1999
                                                                 ----           ----          ----           ----          ----
Net Asset Value, Beginning of Period........................    $  20.30       $  21.36      $ 23.96        $ 25.21       $ 23.76
                                                                --------       --------      -------        -------       -------
Income (Loss) From Investment Operations
   Net Investment Income....................................        0.74           0.80         0.76           0.80          0.77
   Net Realized and Unrealized Gains (Losses)...............        4.65          (1.06)       (2.57)         (1.01)         2.22
                                                                --------       --------      -------        -------       -------
          Total From Investment Operations..................        5.39          (0.26)       (1.81)         (0.21)         2.99
                                                                --------       --------      -------        -------       -------

Dividends and Distributions
   Net Investment Income....................................       (0.74)         (0.80)       (0.76)         (0.83)        (0.76)
   Distributions from Realized Gains........................        -              -            -             (0.19)        (0.77)
   Return of Capital........................................        -              -           (0.03)         (0.02)        (0.01)
                                                                --------       --------      -------        -------       -------
          Total Dividends and Distributions.................       (0.74)         (0.80)       (0.79)         (1.04)        (1.54)
                                                                --------       --------      -------        -------       -------

Net Asset Value, End of Period..............................    $  24.95       $  20.30      $ 21.36        $ 23.96       $ 25.21
                                                                ========       ========      =======        =======       =======

Total Return(1).............................................      26.94%        (1.21)%      (7.56)%        (0.97)%        12.97%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted)..................    $114,003        $80,751      $89,077       $102,702      $117,308
   Ratio of Expenses to Average Net Assets..................       1.10%          1.09%        1.09%          1.07%         1.12%
   Ratio of Net Investment Income
      to Average  Net Assets................................       3.38%          3.69%        3.31%          3.02%         2.99%
   Portfolio Turnover Rate(2)...............................      33.35%         34.26%       20.38%         24.50%        32.99%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.














SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS APPRECIATION & INCOME FUND

================================================================================

     The following financial information represents selected data for each share of capital stock outstanding throughout each period:


CLASS B

                                                                                    YEAR ENDED DECEMBER 31,
                                                           -----------------------------------------------------------------------
                                                             2003          2002            2001             2000           1999
                                                             ----          ----            ----             ----           ----
Net Asset Value, Beginning of Period..................      $ 20.13       $ 21.16         $ 23.74          $ 24.98        $ 23.55
                                                            -------       -------         -------          -------        -------

Income (Loss) From Investment Operations
   Net Investment Income..............................         0.52          0.60            0.54             0.55           0.53
   Net Realized and Unrealized Gains (Losses).........         4.59         (1.03)          (2.55)           (0.99)          2.22
                                                            -------       -------         -------          -------        -------
         Total From Investment Operations.............         5.11         (0.43)          (2.01)           (0.44)          2.75
                                                            -------       -------         -------          -------        -------

Dividends and Distributions
   Net  Investment Income.............................        (0.52)        (0.60)          (0.54)           (0.59)         (0.54)
   Distributions from Realized Gains..................         -             -               -               (0.19)         (0.77)
   Return of  Capital.................................         -             -              (0.03)           (0.02)         (0.01)
                                                            -------       -------         -------          -------        -------
         Total Dividends and Distributions............        (0.52)        (0.60)          (0.57)           (0.80)         (1.32)
                                                            -------       -------         -------          -------        -------

Net Asset Value, End of Period........................      $ 24.72       $ 20.13         $ 21.16          $ 23.74        $ 24.98
                                                            =======       =======         =======          =======        =======

Total Return(1).......................................       25.71%       (2.01)%         (8.47)%          (1.86)%         12.01%

Ratios/Supplemental Data
   Net Assets, End of Period
      (000 omitted)...................................      $72,181       $53,326         $57,692          $71,789        $86,623
   Ratio of Expenses to Average Net Assets............        2.03%         2.03%           2.01%(3)         2.02%(3)       2.01%
   Ratio of Net Investment Income
      to Average Net Assets...........................        2.45%         2.75%           2.40%            2.08%          2.10%
   Portfolio Turnover Rate(2).........................       33.35%        34.26%          20.38%           24.50%         32.99%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 2.00% and 2.01% for 2001 and 2000, respectively.






SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS APPRECIATION & INCOME FUND

================================================================================

     The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS C

                                                                         YEAR ENDED DECEMBER 31,
                                                          -------------------------------------------------------
                                                            2003        2002          2001      2000       1999
                                                            ----        ----          ----      ----       ----
Net Asset Value, Beginning of Period..................    $ 20.40      $ 21.45       $ 24.06   $ 25.31    $ 23.86
                                                          -------      -------       -------   -------    -------

Income (Loss) From Investment Operations
   Net Investment Income..............................       0.53         0.61          0.55      0.56       0.55
   Net Realized and Unrealized Gains (Losses).........       4.66        (1.05)        (2.58)    (1.00)      2.23
                                                          -------      -------       -------   -------    -------
         Total From  Investment operations............       5.19        (0.44)        (2.03)    (0.44)      2.78
                                                          -------      -------       -------   -------    -------

Dividends and Distributions
   Net  Investment Income.............................      (0.53)       (0.61)        (0.55)    (0.60)     (0.55)
   Distributions from Realized Gains..................       -            -             -        (0.19)     (0.77)
   Return of  Capital.................................       -            -            (0.03)    (0.02)     (0.01)
                                                          -------      -------       -------   -------    -------
         Total Dividends and Distributions............      (0.53)       (0.61)        (0.58)    (0.81)     (1.33)
                                                          -------      -------       -------   -------    -------

Net Asset Value, End of Period........................    $ 25.06      $ 20.40       $ 21.45   $ 24.06    $ 25.31
                                                          =======      =======       =======   =======    =======

Total Return(1).......................................     25.75%      (2.04)%       (8.44)%   (1.83)%     11.98%

Ratios/Supplemental Data
   Net Assets, End of Period
      (000 omitted)...................................    $24,531      $14,428       $12,717   $15,983    $18,936
   Ratio of Expenses to Average Net Assets............      2.02%        2.05%(3)      2.02%     2.01%(3)   2.01%
   Ratio of Net Investment Income
      to Average Net Assets...........................      2.46%        2.74%         2.38%     2.09%      2.10%
   Portfolio Turnover Rate(2).........................     33.35%       34.26%        20.38%    24.50%     32.99%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 2.04% and 2.00% for 2002 and 2000, respectively.









SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS APPRECIATION & INCOME FUND

================================================================================

     The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS Y

                                                                                   YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------------------------------
                                                           2003             2002            2001             2000           1999
                                                           ----             ----            ----             ----           ----
Net Asset Value, Beginning of Period..................    $ 20.38          $ 21.43         $ 24.05          $ 25.29        $ 23.84
                                                          -------          -------         -------          -------        -------

Income (Loss) From Investment Operations
   Net Investment Income..............................       0.78             0.84            0.82             0.86           0.82
   Net Realized and Unrealized Gains (Losses).........       4.66            (1.05)          (2.61)           (1.00)          2.25
                                                          -------          -------         -------          -------        -------
         Total From Investment Operations.............       5.44            (0.21)          (1.79)           (0.14)          3.07
                                                          -------          -------         -------          -------        -------

Dividends and Distributions
   Net Investment Income..............................      (0.78)           (0.84)          (0.82)           (0.89)         (0.84)
   Distributions from Realized Gains..................       -                -               -               (0.19)         (0.77)
   Return of Capital..................................       -                -              (0.01)           (0.02)         (0.01)
                                                          -------          -------         -------          -------        -------
         Total Dividends and Distributions............      (0.78)           (0.84)          (0.83)           (1.10)         (1.62)
                                                          -------          -------         -------          -------        -------

Net Asset Value, End of Period........................    $ 25.04          $ 20.38         $ 21.43          $ 24.05        $ 25.29
                                                          =======          =======         =======          =======        =======

Total Return(1).......................................     27.13%          (0.96)%         (7.43)%          (0.70)%         13.30%

Ratios/Supplemental Data
   Net Assets, End of Period
      (000 omitted)...................................    $25,892          $19,445         $20,865          $28,865        $33,221
   Ratio of Expenses to Average Net Assets............      0.88%            0.88%           0.88%            0.88%(3)       0.87%
   Ratio of Net Investment Income
      to Average Net Assets...........................      3.60%            3.90%           3.52%            3.22%          3.24%
   Portfolio Turnover Rate(2).........................     33.35%           34.26%          20.38%           24.50%         32.99%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 0.87% for 2000.









SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS REAL ESTATE FUND

================================================================================

     The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS A

                                                                                          YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------------------
                                                               2003            2002           2001           2000           1999
                                                               ----            ----           ----           ----           ----
Net Asset Value, Beginning of Period.....................   $   22.79       $   22.29      $   22.06      $   18.27      $   20.73
                                                            ---------       ---------      ---------      ---------      ---------

Income (Loss) From Investment Operations
   Net Investment Income.................................        0.90            0.82           0.77           0.75           0.78
   Net Realized and Unrealized Gains (Losses)............        7.53            0.50           0.45           3.88          (2.32)
                                                            ---------       ---------      ---------      ---------      ---------
         Total From Investment Operations................        8.43            1.32           1.22           4.63          (1.54)
                                                            ---------       ---------      ---------      ---------      ---------

Dividends and Distributions
   Net Investment Income.................................       (0.90)          (0.82)         (0.77)         (0.75)         (0.78)
   Distribution in Excess of Net Investment Income.......        -               -             (0.22)         (0.09)         (0.14)
                                                            ---------       ---------      ---------      ---------      ---------

         Total Dividends and Distributions...............       (0.90)          (0.82)         (0.99)         (0.84)         (0.92)
                                                            ---------       ---------      ---------      ---------      ---------

Net Asset Value, End of Period...........................   $   30.32       $   22.79      $   22.29      $   22.06      $   18.27
                                                            =========       =========      =========      =========      =========

Total Return(1)..........................................      37.52%           5.89%          5.66%         25.76%        (7.55)%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted)...............   $190,505        $143,585       $167,043       $176,123       $147,835
   Ratio of Expenses to Average Net
      Assets.............................................       1.30%           1.28%          1.19%          1.17%(3)       1.21%
   Ratio of Net Investment Income to
      Average Net Assets.................................       3.40%           3.17%          3.41%          3.76%          3.82%
   Portfolio Turnover Rate(2)............................      25.93%          52.57%         34.91%         17.68%         52.22%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 1.16% for 2000.











SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS REAL ESTATE FUND

================================================================================

     The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS B

                                                                                        YEAR ENDED DECEMBER 31,
                                                                ------------------------------------------------------------------
                                                                   2003           2002           2001         2000          1999
                                                                   ----           ----           ----         ----          ----
Net Asset Value, Beginning of Period........................    $  22.71        $ 22.21        $ 21.99      $ 18.21       $ 20.67
                                                                --------        -------        -------      -------       -------

Income (Loss) From Investment Operations
   Net Investment Income....................................        0.72           0.65           0.56         0.58          0.61
   Net Realized and Unrealized Gains (Losses)...............        7.49           0.50           0.45         3.87         (2.32)
                                                                --------        -------        -------      -------       -------
         Total From Investment Operations...................        8.21           1.15           1.01         4.45         (1.71)
                                                                --------        -------        -------      -------       -------

Dividends and Distributions
   Net Investment Income....................................       (0.72)         (0.65)         (0.56)       (0.58)        (0.61)
   Distributions in Excess of Net Investment Income.........        -              -             (0.23)       (0.09)        (0.14)
                                                                --------        -------        -------      -------       -------
         Total Dividends and Distributions..................       (0.72)         (0.65)         (0.79)       (0.67)        (0.75)
                                                                --------        -------        -------      -------       -------

Net Asset Value, End of Period..............................    $  30.20        $ 22.71        $ 22.21      $ 21.99       $ 18.21
                                                                ========        =======        =======      =======       =======

Total Return(1).............................................      36.52%          5.13%          4.70%       24.74%       (8.37)%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted)..................    $110,303        $91,740        $87,899      $90,417       $93,585
   Ratio of Expenses to Average Net Assets..................       1.99%          2.00%          1.99%        2.11%         2.06%
   Ratio of Net Investment Income to
      Average Net Assets....................................       2.71%          2.45%          2.61%        2.81%         2.97%
   Portfolio Turnover Rate(2)...............................      25.93%         52.57%         34.91%       17.68%        52.22%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.















SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS REAL ESTATE FUND

================================================================================

     The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS C


                                                                                           YEAR ENDED DECEMBER 31,
                                                                   ----------------------------------------------------------------
                                                                      2003          2002           2001         2000        1999
                                                                      ----          ----           ----         ----        ----
Net Asset Value, Beginning of Period..............................  $ 22.87        $ 22.37        $ 22.14      $ 18.34     $ 20.81
                                                                    -------        -------        -------      -------     -------

Income (Loss) From Investment Operations
   Net Investment Income..........................................     0.72           0.65           0.56         0.58        0.61
   Net Realized and Unrealized Gains (Losses).....................     7.54           0.50           0.47         3.89       (2.33)
                                                                    -------        -------        -------      -------     -------
         Total From Investment Operations.........................     8.26           1.15           1.03         4.47       (1.72)
                                                                    -------        -------        -------      -------     -------

Dividends and Distributions
   Net Investment Income..........................................    (0.72)         (0.65)         (0.56)       (0.58)      (0.61)
   Distributions in Excess of Net Investment Income...............     -              -             (0.24)       (0.09)      (0.14)
                                                                    -------        -------        -------      -------     -------
         Total Dividends and Distributions........................    (0.72)         (0.65)         (0.80)       (0.67)      (0.75)
                                                                    -------        -------        -------      -------     -------

Net Asset Value, End of Period....................................  $ 30.41        $ 22.87        $ 22.37      $ 22.14     $ 18.34
                                                                    =======        =======        =======      =======     =======

Total Return(1)...................................................   36.52%          5.11%          4.75%       24.71%     (8.34)%

Ratios/Supplemental Data

   Net Assets, End of Period (000 omitted)........................  $57,657        $38,299        $39,165      $36,084     $29,952

   Ratio of Expenses to Average Net Assets........................    1.97%          1.97%          1.97%(3)     2.03%(3)    2.01%
   Ratio of Net Investment Income to Average Net Assets...........    2.73%          2.48%          2.64%        2.90%       3.02%
   Portfolio Turnover Rate(2).....................................   25.93%         52.57%         34.91%       17.68%      52.22%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 1.96% and 2.02% for 2001 and 2000, respectively.








SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
FINANCIAL HIGHLIGHTS
DAVIS REAL ESTATE FUND

================================================================================

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS Y

                                                                                        YEAR ENDED DECEMBER 31,
                                                               ----------------------------------------------------------------
                                                                 2003         2002           2001           2000         1999
                                                                 ----         ----           ----           ----         ----
Net Asset Value, Beginning of Period........................   $  22.93     $  22.42       $  22.20       $  18.38     $  20.86
                                                               --------     --------       --------       --------     --------

Income (Loss) From Investment Operations
   Net Investment Income....................................       1.02         0.91           0.85           0.83         0.80
   Net Realized and Unrealized Gains (Losses)...............       7.58         0.51           0.44           3.91        (2.28)
                                                               --------     --------       --------       --------     --------
      Total From Investment Operations......................       8.60         1.42           1.29           4.74        (1.48)
                                                               --------     --------       --------       --------     --------

Dividends and Distributions
   Net Investment Income....................................      (1.02)       (0.91)         (0.85)         (0.83)       (0.86)
   Distribution in Excess of Net Investment Income..........       -            -             (0.22)         (0.09)       (0.14)
                                                               --------     --------       --------       --------     --------
      Total Dividends and Distributions.....................      (1.02)       (0.91)         (1.07)         (0.92)       (1.00)
                                                               --------     --------       --------       --------     --------

Net Asset Value, End of Period..............................   $  30.51      $ 22.93        $ 22.42        $ 22.20      $ 18.38
                                                               ========     ========       ========       ========     ========

Total Return(1).............................................     38.10%        6.33%          5.95%         26.24%      (7.21)%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted)..................   $53,740      $39,456        $39,203        $43,432      $43,136
   Ratio of Expenses to Average Net Assets..................      0.84%        0.84%          0.85%          0.89%        0.85%
   Ratio of Net Investment Income to Average
      Net Assets............................................      3.86%        3.61%          3.75%          4.03%        4.18%
   Portfolio Turnover Rate(2)...............................     25.93%       52.57%         34.91%         17.68%       52.22%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.












SEE NOTES TO FINANCIAL STATEMENTS

DAVIS SERIES, INC.
INDEPENDENT AUDITORS' REPORT

================================================================================

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
OF DAVIS SERIES, INC.:

      We have audited the accompanying statements of assets and liabilities of Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Appreciation & Income Fund and Davis Real Estate Fund (comprising the Davis Series, Inc.), including the schedules of investments, as of December 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Appreciation & Income Fund and Davis Real Estate Fund as of December 31, 2003, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.





/s/ KPMG LLP


Denver, Colorado
February 6, 2004

DAVIS SERIES, INC.
INCOME TAX INFORMATION (UNAUDITED)
December 31, 2003

================================================================================

     In early 2004, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2003. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

     The information and distributions reported herein may differ from the information reported as distributions taxable to certain shareholders for the calendar year 2003 with their 2003 form 1099-DIV.

DAVIS GOVERNMENT BOND FUND
     None of the dividends paid by the Fund during the calendar year ended 2003 are eligible for the corporate dividend-received deduction.

     For the calendar year ended 2003 none of the dividends paid by the Fund constitute qualified dividend income for Federal Income Tax purposes.

DAVIS APPRECIATION & INCOME FUND
     Distributions of $0.735, $0.5245, $0.5321 and $0.7798 per share were paid to Class A, Class B, Class C and Class Y shareholders during the calendar year 2003.

     Dividends paid by the Fund during the calendar year ended 2003 which are not designated as capital gain distributions should be multiplied by 40% to arrive at the net amount eligible for the corporate dividend-received deduction.

     For the calendar year 2003 certain dividends paid by the Fund constitute qualified dividend income for Federal Income Tax purposes. The Fund designates $2,339,891 as qualified income.

DAVIS REAL ESTATE FUND
     Distributions of $0.9025, $0.715, $0.7227 and $1.0214 per share were paid to Class A, Class B, Class C and Class Y shareholders during the calendar year ended 2003.

     Dividends paid by the Fund during the calendar year ended 2003 which are not designated as capital gain distributions should be multiplied by 45% to arrive at the net amount eligible for the corporate dividend-received deduction.

     For the calendar year 2003 certain dividends paid by the Fund constitute qualified dividend income for Federal Income Tax purposes. The Fund designates $2,337,943 as qualified income.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local regulations, we recommend that you consult your tax adviser for specific guidance.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

                                    DIRECTORS

For the purposes of their service as directors to the Davis Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85706. Each Director serves until their retirement, resignation, death or removal. Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-two (72), except that any person who was a Director on July 1, 1994, and at that date was seventy-three (73) years of age or less shall retire from the Board of Directors and cease being a Director at the close of business on the last day of the year in which the Director attains age seventy-four (74).


                                                                                    NUMBER OF
                                    TERM OF                                         PORTFOLIOS IN
                                    OFFICE AND     PRINCIPAL                        FUND COMPLEX
                   POSITION(S)      LENGTH OF      OCCUPATION(S) DURING             OVERSEEN BY      OTHER DIRECTORSHIPS HELD BY
NAME AND AGE       HELD WITH FUND   TIME SERVED    PAST FIVE YEARS                  DIRECTOR         DIRECTOR
------------------ ---------------- -------------- -----------------------------    ---------------- -------------------------------
WESLEY E.          Director         director       President of Bass &                    11         none
BASS, JR.                           since 1990     Associates (financial
(born 8/21/31)                                     consulting); formerly
                                                   First Deputy City
                                                   Treasurer, City of Chicago;
                                                   and Executive Vice President,
                                                   Chicago Title and Trust
                                                   Company (bank and trust).

MARC P. BLUM       Director         director       Chief Executive                        11         Director, Mid-Atlantic Realty
(born 9/9/42)                       since 1986     Officer, World Total                              Trust (real estate investment
                                                   Return Fund, LLLP; Of                             trust), Legg Mason Trust
                                                   Counsel to Gordon,                                (asset management company)
                                                   Feinblatt, Rothman,                               and Rodney Trust Company
                                                   Hoffberger and                                    (Delaware); Trustee, College
                                                   Hollander, LLC (law                               of Notre Dame of Maryland,
                                                   firm).                                            McDonogh School and other
                                                                                                     public charities, private
                                                                                                     foundations and businesses.

THOMAS S. GAYNER   Director         director       Chief Investment                       11         Markel Corporation.
(born 12/16/61)                     since 2004     Officer, Markel
                                                   Corporation
                                                   (insurance company).



JERRY D. GEIST     Director         director       Chairman, Santa Fe                     11         Director, CH2M-Hill, Inc.
(born 5/23/34)                      since 1986     Center Enterprises                                (engineering); Energy and
                                                   (energy project                                   Technology Ltd., Investment
                                                   development); Retired                             Committee for Microgeneration
                                                   Chairman and                                      Technology Fund, UTECH Funds.
                                                   President, Public
                                                   Service Company of New
                                                   Mexico.


DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

                              DIRECTORS - CONTINUED

                                                                                   NUMBER OF
                                    TERM OF                                        PORTFOLIOS IN
                                    OFFICE AND     PRINCIPAL                       FUND COMPLEX
                   POSITION(S)      LENGTH OF      OCCUPATION(S) DURING            OVERSEEN BY      OTHER DIRECTORSHIPS HELD BY
NAME AND AGE       HELD WITH FUND   TIME SERVED    PAST FIVE YEARS                 DIRECTOR         DIRECTOR
------------------ ---------------- -------------- -----------------------------   ---------------- -------------------------------
INDEPENDENT DIRECTORS - CONTINUED

D. JAMES GUZY      Director         director       Chairman, PLX                         11         Director, Intel Corp.
(born 3/7/36)                       since 1982     Technology, Inc.                                 (semi-conductor
                                                   (semi-conductor                                  manufacturer), Cirrus Logic
                                                   manufacturer).                                   Corp. (semi-conductor
                                                                                                    manufacturer), Alliance
                                                                                                    Technology Fund (a mutual
                                                                                                    fund), Micro Component
                                                                                                    Technology, Inc.
                                                                                                    (micro-circuit handling and
                                                                                                    testing equipment
                                                                                                    manufacturer), Novellus
                                                                                                    Systems, Inc. (semi-conductor
                                                                                                    manufacturer) and
                                                                                                    LogicVision, Inc.
                                                                                                    (semi-conductor software
                                                                                                    company).

G. BERNARD         Director         director       Managing General                      11         none
HAMILTON                            since 1978     Partner, Avanti
(born 3/18/37)                                     Partners, L.P.
                                                   (investment
                                                   partnership).

ROBERT P.          Director         director       Chairman, Northroad                   11         none
MORGENTHAU                          since 2002     Capital Management LLC
(born 3/22/57)                                     (an investment
                                                   management firm) since June
                                                   2002; President of Asset
                                                   Management Group of Bank of
                                                   America (an investment
                                                   management firm) from 2001
                                                   until 2002; prior to that a
                                                   managing director and global
                                                   head of marketing and
                                                   distribution for Lazard Asset
                                                   Management (an investment
                                                   management firm) for ten
                                                   years.


THEODORE B.        Director         director       Chairman John Hassall,                11         Mayor of the Incorporated
SMITH, JR.                          since 1994     Inc. (fastener                                   Village of Mill Neck.
(born 12/23/32)                                    manufacturing);
                                                   Chairman of Cantrock
                                                   Realty.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================


                              DIRECTORS - CONTINUED

                                                                                   NUMBER OF
                                    TERM OF                                        PORTFOLIOS IN
                                    OFFICE AND     PRINCIPAL                       FUND COMPLEX
                   POSITION(S)      LENGTH OF      OCCUPATION(S) DURING            OVERSEEN BY      OTHER DIRECTORSHIPS HELD BY
NAME AND AGE       HELD WITH FUND   TIME SERVED    PAST FIVE YEARS                 DIRECTOR         DIRECTOR
------------------ ---------------- -------------- -----------------------------   ---------------- -------------------------------
INDEPENDENT DIRECTORS - CONTINUED

CHRISTIAN R.       Director         director       General Partner of                    11         none
SONNE                               since 1990     Tuxedo Park Associates
(born 5/6/36)                                      (land holding and
                                                   development firm);
                                                   President and Chief
                                                   Executive Officer of
                                                   Mulford Securities
                                                   Corporation (private
                                                   investment fund) until 1990;
                                                   formerly Vice President of
                                                   Goldman Sachs & Co.
                                                   (investment banking).

MARSHA WILLIAMS    Director         director       Executive Vice                        15         Director of the Selected
(born 3/28/51)                      since 1999     President and Chief                              Funds (consisting of four
                                                   Financial Officer of                             portfolios) since 1996;
                                                   Equity Office                                    Director, Modine
                                                   Properties Trust (a                              Manufacturing, Inc. (heat
                                                   real estate investment                           transfer technology);
                                                   trust); Former Chief                             Director, Chicago Bridge &
                                                   Administrative Officer                           Iron Company, N.V.
                                                   of Crate & Barrel                                (industrial construction and
                                                   (home furnishings                                engineering).
                                                   retailer); former Vice
                                                   President and
                                                   Treasurer, Amoco
                                                   Corporation (oil & gas
                                                   company).

INSIDE DIRECTORS*

JEREMY H. BIGGS    Director/        director       Vice Chairman, Head of                11         Director of the Van Eck/Chubb
(born 8/16/35)     Chairman         since 1994     Equity Research,                                 Funds six portfolios (mutual
                                                   Chairman of U.S.                                 fund).
                                                   Investment Policy
                                                   Committee and Member
                                                   of the International
                                                   Investment Committee,
                                                   all for Fiduciary
                                                   Trust Company
                                                   International (money
                                                   management firm)
                                                   Consultant to Davis
                                                   Selected Advisers,
                                                   L.P.

DAVIS SERIES, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================


                              DIRECTORS - CONTINUED

                                                                            NUMBER OF
                                    TERM OF                                 PORTFOLIOS IN
                                    OFFICE AND     PRINCIPAL                FUND COMPLEX
                   POSITION(S)      LENGTH OF      OCCUPATION(S) DURING     OVERSEEN BY      OTHER DIRECTORSHIPS HELD BY
NAME AND AGE       HELD WITH FUND   TIME SERVED    PAST FIVE YEARS          DIRECTOR         DIRECTOR
------------------ ---------------- -------------- ------------------------ ---------------- -------------------------------
INSIDE DIRECTORS* - CONTINUED

ANDREW A. DAVIS    Director         director       President or Vice              15         Director of the Selected
(born 6/25/63)                      since 1997     President of each                         Funds (consisting of four
                                                   Davis Fund and                            portfolios) since 1998.
                                                   Selected Fund;
                                                   President, Davis
                                                   Selected Advisers,
                                                   L.P., and also serves
                                                   as an executive
                                                   officer in certain
                                                   companies affiliated
                                                   with the Adviser.

CHRISTOPHER C.     Director         director       Chief Executive                15         Director of the Selected
DAVIS                               since 1997     Officer, President or                     Funds (consisting of four
(born 7/13/65)                                     Vice President of each                    portfolios) since 1998.
                                                   Davis Fund and
                                                   Selected Fund;
                                                   Chairman and Chief
                                                   Executive Officer,
                                                   Davis Selected
                                                   Advisers, L.P., and
                                                   also serves as an
                                                   executive officer in
                                                   certain companies
                                                   affiliated with the
                                                   Adviser, including
                                                   sole member of the
                                                   Adviser's general
                                                   partner, Davis
                                                   Investments, LLC;
                                                   Employee of Shelby
                                                   Cullom Davis & Co.
                                                   (registered
                                                   broker/dealer).



* Jeremy H. Biggs, Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly or both) of the Adviser and are considered to be "interested persons" of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

                 (This page has been left blank intentionally.)

                 (This page has been left blank intentionally.)

                               DAVIS SERIES, INC.
                  2949 East Elvira Road, Tucson, Arizona 85706
================================================================================

      DIRECTORS                                    OFFICERS
Wesley E. Bass, Jr.                           Jeremy H. Biggs
Jeremy H. Biggs                                  Chairman
Marc P. Blum                                  Andrew A. Davis
Andrew A. Davis                                  President - Davis Appreciation & Income Fund,
Christopher C. Davis                             Davis Real Estate Fund & Vice President -
Thomas S. Gayner                                 Davis Opportunity Fund, Davis Government Bond Fund,
Jerry D. Geist                                   Davis Government Money Market Fund,
D. James Guzy                                    Davis Financial Fund
G. Bernard Hamilton                           Christopher C. Davis
Robert P. Morgenthau                             President - Davis Opportunity Fund,
Theodore B. Smith, Jr.                           Davis Financial Fund & Vice President -
Christian R. Sonne                               Davis Government Bond Fund,
Marsha Williams                                  Davis Government Money Market Fund,
                                                 Davis Appreciation & Income Fund &
                                                 Davis Real Estate Fund
                                              Creston A. King
                                                 President - Davis Government Money
                                                 Market Fund & Davis Government Bond Fund
                                              Kenneth C. Eich
                                                 Executive Vice President &
                                                 Principal Executive Officer
                                              Sharra L. Reed
                                                 Vice President, Treasurer
                                                 & Principal Accounting Officer
                                              Thomas D. Tays
                                                 Vice President & Secretary

INVESTMENT ADVISER
Davis Selected Advisers, L.P. (Doing business as "Davis Advisors") 2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
(800) 279-0279

DISTRIBUTOR
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

TRANSFER AGENT & CUSTODIAN
State Street Bank and Trust Company
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

COUNSEL
Seyfarth Shaw LLC
55 East Monroe Street, Suite 4200
Chicago, Illinois 60603-5803

AUDITORS
KPMG LLP
707 Seventeenth Street, Suite 2700
Denver, Colorado 80202



================================================================================

FOR MORE INFORMATION ABOUT DAVIS SERIES, INC. INCLUDING MANAGEMENT FEE, CHARGES AND EXPENSES, SEE THE CURRENT PROSPECTUS, WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT. THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUNDS' DIRECTORS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING 1-800-279-0279. A COPY OF THE FUNDS' PROXY VOTING POLICIES AND PROCEDURES IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING 1-800-279-2279 OR ON THE FUNDS' WEBSITE AT WWW.DAVISFUNDS.COM OR ON THE SEC WEBSITE AT WWW.SEC.GOV.

================================================================================

[DAVIS FUNDS LOGO OMITTED]

DAVIS FUNDS
OVER 35 YEARS OF RELIABLE INVESTING(TM)


Davis Advisors
2949 East Elvira Road, Suite 101
Tucson, AZ 85706
800-279-0279
www.davisfunds.com

Item 2.  Code of Ethics

	 The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similiar functions.

	 The code of ethics was amended effective November 1, 2003. Items amended include notifying the Chief Legal Officer of any violations to the code. The other amended item is maintaining each version of the code for a period of six years.

	 A copy of the code of ethics is filed as an exhibit to this form N-CSR.

Item 3.  Audit Committee Financial Expert

	 The registrant's board of directors has determined that independant trustee Marsha Williams qualifies as the "audit committee financial expert", as defined in Item 3 of form N-CSR.

Item 4.  Principal Accountant Fees and Services

	(a) Audit Fees. The aggregate Audit Fees billed by KPMG LLP ("KPMG") for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year ends December 31, 2003 and December 31, 2002 were $104,435 and $99,600, respectively.

	(b) Audit-Related Fees. The aggregate Audit-Related Fees billed by KPMG for services rendered for assurance and related services that are not reasonably related to the performance of the audit or review of the fund financial statements, but not reported as Audit Fees for the fiscal year ends December 31, 2003 and December 31, 2002 were $0 and $0, respectively.

	(c) Tax Fees. The aggregate Tax Fees billed by KPMG for professional services rendered for tax compliance, tax advise and tax planning for the fiscal year ends December 31, 2003 and December 31, 2002 were $31,700 and $41,895, respectively.

	    Fees included in the Tax Fee category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audit. These services include preparation of tax returns, tax advice related to mergers and a review of the fund income and capital gain distributions.

	(d) All Other Fees. The aggregate Other Fees billed by KPMG for all other non-audit services rendered to the fund for the fiscal year ends December 31, 2003 and December 31, 2002 were $1,000 and $0, respectively.

	    Fees included in the Other Fee category include consents for a name change filing on Davis Appreciation and Income Fund.

	(e)(1) Audit Committee Pre-Approval Policies and Procedures.

	    The fund Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

	    The fund Audit Committee has adopted a policy whereby audit and non-audit services performed by the fund independent accountant require pre-approval in advance at regularly scheduled Audit Committee meetings. If such a service is required between regularly scheduled Audit Committee meetings, pre-approval may be authorized by the Audit Committee Chairperson with ratification at the next scheduled audit committee meeting.

	(2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

	(f) Not applicable

	(g) The Funds' independent accountant did not provide any services to the investment advisor or any affiliate for the fiscal years ended December 31, 2003 and December 31, 2002. The fund has not paid any fees for non-audit not previously disclosed in items 4 (b)-(d).

	(h) Not applicable

Item 5.  Audit Committee of Listed Registrants - Not Applicable

Item 6.  Reserved

Item 7. Disclosure of Proxy Voting Polices and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8.  Reserved

Item 9.  Sumbission of Matters to a Vote of Security Holders - Not Applicable

Item 10. Controls and Procedures

	(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

	(b) There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls.

Item 11. Exhibits

	 EX-99.CODE ETH - Code of Ethics
	 EX-99.CERT - Section 302 Certification
	 EX-99.906 CERT - Section 906 Certification



Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DAVIS SERIES, INC.

By /s/ Kenneth C. Eich
   Kenneth C. Eich
   Principal Executive Officer

Date:  March 9, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Kenneth C. Eich
   Kenneth C. Eich
   Principal Executive Officer

Date:  March 9, 2004

By /s/ Sharra L. Reed
   Sharra L. Reed
   Principal Financial officer

Date:  March 9, 2004